As filed electronically with the Securities and Exchange Commission on February 19, 2025

Securities Act Registration No. [•]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No. ___	☐ Post-Effective Amendment No. ___

TORTOISE CAPITAL SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

5901 College Boulevard, Suite 400
Overland Park, Kansas 66211

(Address of Principal Executive Offices) (Zip Code)

(913) 981-1020

(Registrant’s Area Code and Telephone Number)

Tom Florence

5901 College Boulevard, Suite 400
Overland Park, Kansas 66211

(Name and Address of Agent for Service)

With copies to:

Deborah Bielicke Eades

Vedder Price P.C.

222 N. LaSalle Street

Chicago, Illinois 60601

TITLE OF SECURITIES BEING REGISTERED:

Shares of beneficial interest ($0.001 par value per share) of
Tortoise Global Water Fund and Tortoise North American Pipeline Fund, Series of the Registrant.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective on March 21, 2025 pursuant to Rule 488 under the Securities Act of 1933, as amended.

important: your vote is required

TORTOISE GLOBAL WATER ESG FUND
AND
TORTOISE NORTH AMERICAN PIPELINE FUND

[•], 2025

Dear Shareholder:

Please take note that a joint special meeting of shareholders of Tortoise Global Water ESG Fund and Tortoise North American Pipeline Fund (each, a “Target Fund” and together, the “Target Funds”), each a series of Managed Portfolio Series (the “Target Trust”), will be held at 615 East Michigan Street, Milwaukee, Wisconsin 53202, on April 28, 2025, at 10:00 a.m., Central time (the “Meeting”).

The purpose of the Meeting is to ask shareholders of the Target Funds to approve a change in the trust of which each Target Fund is a series. The Target Funds currently are organized as series of the Target Trust, a multiple series trust comprised of the Target Funds and other third-party funds. If the reorganizations (as described below) are completed, the Target Funds would become series of a recently organized stand-alone trust comprised solely of funds managed by Tortoise Capital Advisors, L.L.C. Shareholders will be asked to consider the following proposals:

1.	(Tortoise Global Water ESG Fund) To approve the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of Tortoise Global Water ESG Fund (the “Target Water ESG Fund”), a series of the Target Trust, by Tortoise Global Water Fund (the “Acquiring Water Fund”), a newly organized series of Tortoise Capital Series Trust, a Maryland statutory trust that is registered as an open-end management investment company (the “Acquiring Trust”), in exchange for shares of the Acquiring Water Fund and the assumption by the Acquiring Water Fund of all liabilities of the Target Water ESG Fund and (b) the subsequent liquidation, termination, and dissolution of the Target Water ESG Fund; and

2.	(Tortoise North American Pipeline Fund) To approve the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of Tortoise North American Pipeline Fund (the “Target Pipeline Fund”), a series of the Target Trust, by Tortoise North American Pipeline Fund (the “Acquiring Pipeline Fund”), a newly organized series of the Acquiring Trust, in exchange for shares of the Acquiring Pipeline Fund and the assumption by the Acquiring Pipeline Fund of all liabilities of the Target Pipeline Fund and (b) the subsequent liquidation, termination, and dissolution of the Target Pipeline Fund; and

3.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

If you are a shareholder of record of a Target Fund as of the close of business on March 13, 2025, you will have the opportunity to vote on the reorganization proposal affecting your Target Fund. If shareholders of each Target Fund approve the reorganization of their respective Target Fund, each Target Fund would be reorganized into a newly organized series of the Acquiring Trust, an investment company with its principal offices at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211. The Acquiring Trust is comprised solely of funds managed by Tortoise Capital Advisors, L.L.C.

Tortoise Index Solutions, LLC, doing business as TIS Advisors (“TIS Advisors”), currently serves as the investment adviser to each Target Fund. Following the proposed reorganizations, Tortoise Capital Advisors, L.L.C. (“Tortoise Capital”), an affiliate under common control with TIS Advisors, will serve as the investment adviser to each Target Fund, and the personnel of TIS Advisors who perform services for the Target Funds will become employees of Tortoise Capital. However, the proposed reorganizations will not result in any changes to the current sub-adviser, Exchange Traded Concepts, LLC, to the Target Funds, or any change to the Target Funds’ investment objectives, strategies or investment policies, and each Target Fund’s current portfolio management team will continue to manage the corresponding Acquiring Fund following the proposed reorganizations.

The Board of Trustees of the Target Trust has determined the reorganization of each Target Fund is in the best interests of the Target Fund and recommends that shareholders of each Target Fund vote “FOR” the applicable reorganization. Enclosed in this booklet is (i) a Notice of Joint Special Meeting of Shareholders; and (ii) a Joint Proxy Statement/Prospectus providing detailed information on the Acquiring Funds and the reorganizations, including the reasons for proposing the reorganizations.

The enclosed materials explain the proposal to be voted on at the Meeting in more detail, and I encourage you to review them carefully. No matter how large or small your holdings, your vote is extremely important. You may vote in person at the Meeting, or you may authorize a proxy to vote your shares using one of the methods below or by following the instructions on your proxy card:

•	By touch-tone telephone, simply dial the toll-free number located on the enclosed proxy card. Please be sure to have your proxy card available at the time of the call;

•	By internet, please log on to the voting website detailed on the enclosed proxy card. Again, please have your proxy card handy at the time you access the website; or

•	By returning the enclosed proxy card in the postage-paid envelope.

If you have any questions about the Meeting agenda or voting, please call our proxy agent, EQ Fund Solutions, LLC at (800) 967-5019. Please note, at a reasonable time after the mailing has been completed and our records indicate that you have not voted at that time, you may be contacted by our proxy agent to confirm receipt of the proxy material and review your voting options.

On behalf of the Target Funds and your fellow shareholders, I thank you for your prompt vote on these important matters.

Sincerely,

Brian R. Wiedmeyer
President and Principal Executive Officer, Managed
Portfolio Series

IMPORTANT INFORMATION FOR
sHAREHOLDERS OF
TORTOISE GLOBAL WATER ESG FUND
AND
TORTOISE NORTH AMERICAN PIPELINE FUND
each, a series of
MANAGED PORTFOLIO SERIES

Although we recommend that you read the enclosed Joint Proxy Statement and Prospectus (“Joint Proxy Statement/Prospectus”) in its entirety, for your convenience, we have provided a brief overview of the proposal to be voted on at the joint special meeting of shareholders (the “Meeting”) of Tortoise Global Water ESG Fund and Tortoise North American Pipeline Fund (each, a “Target Fund,” and together, the “Target Funds”).

Q.	When will the Meeting be held and who is eligible to vote?

A.	The Meeting will be held on April 28, 2025 at 615 East Michigan Street, Milwaukee, Wisconsin 53202, at 10:00 a.m., Central time. The record date for the Meeting is the close of business on March 13, 2025 (the “Record Date”). Only shareholders who own shares of Tortoise Global Water ESG Fund and/or Tortoise North American Pipeline Fund, each a series of Managed Portfolio Series (the “Target Trust”), on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one vote per share, with fractional shares voting proportionately.

Q.	What are the Proposals to be voted on at the Meeting?

A.	As a shareholder of one or more of the Target Funds, you are being asked to vote on the reorganization of your Target Fund (each, a “Reorganization,” and together, the “Reorganizations”) into a corresponding series (each, an “Acquiring Fund,” and together, the “Acquiring Funds”) of Tortoise Capital Series Trust (the “Acquiring Trust”). As proposed, each Target Fund would reorganize into the corresponding Acquiring Fund as set forth in the table below:

Target Fund		Acquiring Fund

Tortoise Global Water ESG Fund	=	Tortoise Global Water Fund

Tortoise North American Pipeline Fund	=	Tortoise North American Pipeline Fund

Each Target Fund is requesting shareholder approval of an Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of the Target Fund, a series of the Target Trust, by the corresponding Acquiring Fund, a newly organized series of the Acquiring Trust, in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Target Fund and (b) the subsequent liquidation, termination and dissolution of the Target Fund.

Under each Agreement and Plan of Reorganization, the Target Fund will transfer all of its assets and liabilities to the corresponding Acquiring Fund in exchange for a number of shares of the Acquiring Fund Shares having an aggregate net asset value equal to the value of the corresponding Target Fund’s net assets being acquired, followed by a distribution of those shares to Target Fund shareholders in complete liquidation of the Target Fund. The Target Trust is a Delaware statutory trust and the Acquiring Trust is a Maryland statutory trust. Both the Target Trust and the Acquiring Trust are open-end management investment companies registered with the U.S. Securities and Exchange Commission.

If the Reorganizations are approved and implemented, shareholders of each Target Fund will become shareholders of the corresponding Acquiring Fund. Each Acquiring Fund’s investment objective and principal investment strategies are substantially the same as those of the corresponding Target Fund. Tortoise Index Solutions, LLC, doing business as TIS Advisors (“TIS Advisors”), currently serves as the investment adviser to each Target Fund. Following the proposed Reorganizations, Tortoise Capital Advisors, L.L.C. (“Tortoise Capital”), an affiliate under common control with TIS Advisors, will serve as the investment adviser to each Target Fund, and the personnel of TIS Advisors who perform services for the Target Funds will remain employees of Tortoise Capital. However, the proposed Reorganizations will not result in any changes to the current sub-adviser, Exchange Traded Concepts, LLC, to the Target Funds, and each Target Fund’s current portfolio management team will continue to manage the corresponding Acquiring Fund following the proposed Reorganizations. If approved, each Reorganization is expected to take effect in the second quarter of 2025, although the date may be adjusted in accordance with the applicable Agreement and Plan of Reorganization.

Q.	Why are the Reorganizations being proposed?

A.	TIS Advisors recommended to the Board of Trustees of the Target Trust (the “Target Board”) that each Target Fund be reorganized into the corresponding Acquiring Fund. TIS Advisors recommended that the Target Board approve the Reorganizations because it believes that the Reorganizations offer several potential benefits to the Target Funds, as follows:

•	The Target Board has reviewed information provided to it by TIS Advisors and its representatives regarding the background and experience of the members of the Board of Trustees of the Acquiring Trust (the “Acquiring Board”) and has determined that the members of the Acquiring Board are adequately qualified to fulfill their responsibilities.

•	Based on information provided by the service providers, TIS Advisors believes that the fees and expenses of the new service provider platform are expected to be no higher than those currently in effect and that the new platform may result in administrative efficiencies over time due to the growth opportunities of the new platform.

•	The investment objective and principal investment strategies of each Acquiring Fund are substantially the same as those of the corresponding Target Fund. Each Acquiring Fund will be managed by the same portfolio management team and in accordance with the same principal investment strategies and techniques utilized in managing the corresponding Target Fund immediately prior to the Reorganizations.

•	The Target Funds will receive an opinion of legal counsel that the Reorganizations are not a taxable event for the Target Funds or Target Fund shareholders.

Q.	Will the investment objectives and principal investment strategies of the Target Funds change because of the Reorganizations?

A.	No. There are no changes to the investment objectives and principal investment strategies of the Target Funds because of the Reorganizations. However, following the Reorganization, the underlying index for the Water Fund will be reconstituted to remove ESG screening criteria.

Q.	Will there be any change in the investment adviser, sub-adviser or portfolio management team of the Target Funds as a result of the Reorganizations?

A.	TIS Advisors currently serves as the investment adviser to each Target Fund. Following the proposed Reorganizations, Tortoise Capital, an affiliate under common control with TIS Advisors, will serve as the investment adviser to each Target Fund, and the personnel of TIS Advisors who perform services for the Target Funds will become employees of Tortoise Capital. However, the proposed Reorganizations will not result in any changes to the current sub-adviser, Exchange Traded Concepts, LLC, to the Target Funds, and each Target Fund’s current portfolio management team will continue to manage the corresponding Acquiring Fund following the proposed Reorganizations.

ii

Q.	What operational changes will result from the Reorganizations?

A.	The Reorganizations will result in a change to the operational platform on which the Target Funds operate. Following the completion of the Reorganizations, you will own shares of the Acquiring Fund that corresponds to your Target Fund. The Acquiring Funds are series of the Acquiring Trust, which is a separate entity overseen by Trustees and officers different from those who oversee the Target Trust. The policies and procedures of the Acquiring Trust will apply following the Reorganizations; however, no material changes in valuation policies or shareholder servicing policies are expected following the Reorganizations. The distributor, custodian, transfer agent and fund administrator of the Acquiring Funds will not change as a result of the Reorganizations; the independent registered public accounting firm for your Fund(s) will change. The Acquiring Trust and the Target Trust have different organizational structures—the Acquiring Trust is a Maryland statutory trust, and the Target Trust is a Delaware statutory trust. See the section entitled “Additional Information Regarding the Target Funds and the Acquiring Funds—Maryland Statutory Trusts and the Acquiring Trust’s Governing Documents” below.

Q.	Have the Target Board and the Acquiring Board approved the Reorganizations?

A.	Yes, the Target Board unanimously approved the Reorganizations and determined that the Reorganizations would be in the best interests of the Target Funds and recommends that shareholders of each Target Fund approve its Reorganization proposal. The Acquiring Board unanimously approved the Reorganizations and determined that the Reorganizations are advisable for the Acquiring Funds. See “The Reorganization—Information About the Reorganization—Background and Trustees’ Considerations Relating to the Proposed Reorganization” in the Joint Proxy Statement/Prospectus below.

Q.	Will shareholders of the Target Funds have to pay any direct fees or expenses in connection with the Reorganizations?

A.	No, the direct costs associated with the proposed Reorganizations, including the costs associated with the Meeting, will be borne by TIS Advisors (provided that U.S. Bank will bear a portion of the proxy mailing and solicitation costs), regardless of whether the Reorganizations are completed.

Q.	Will the portfolios of the Funds be repositioned in connection with the Reorganizations?

A.	It is not anticipated that the Target Funds will reposition their portfolios prior to the Reorganizations. Tortoise Global Water Fund is expected to rebalance the portfolio following the Reorganization to align with the removal of ESG screening criteria from the underlying index. Portfolio turnover in connection with the rebalancing is expected to be substantial (greater than 35%) but is expected to be effected through in-kind redemption baskets.

Q.	How will the Reorganizations impact ongoing fees and expenses?

A.	Each Acquiring Fund will pay the same management fee rate currently paid by its corresponding Target Fund and the same distribution and shareholder service fees. Following the Reorganizations, each class of each Acquiring Fund is expected to have total annual fund operating expenses the same as those of the respective class of its corresponding Target Fund. See also “The Reorganizations—Synopsis— Fees and Expenses” in the Joint Proxy Statement/Prospectus below.

Q.	Will I have to pay any sales charge, commission or other transactional fee in connection with the Reorganizations?

A.	No. The full value of each share of the Target Funds will be exchanged for shares of the corresponding Acquiring Fund without the imposition of any sales charge, redemption fee, commission or other transactional fee.

iii

Q.	Will there be federal income tax consequences to Target Fund shareholders as a direct result of the Reorganizations?

A.	Each Reorganization has been structured to qualify as a reorganization for federal income tax purposes and is expected to so qualify. If a Reorganization qualifies for treatment as a reorganization for federal income tax purposes, shareholders will not recognize any taxable gain or loss as a direct result of the Reorganization. As a condition to the closing of each Reorganization, the applicable Target Fund will receive an opinion of counsel to the effect that that Target Fund’s Reorganization will qualify as a reorganization for federal income tax purposes. Opinions of counsel are not binding on the Internal Revenue Service or the courts. If a shareholder chooses to sell Target Fund shares prior to a Reorganization, such sale may generate taxable gain or loss. As a shareholder of a Target Fund, you should separately consider any state, local and other tax consequences in consultation with your tax advisor.

Q.	How does the Target Board recommend that I vote on each proposal?

A.	The Target Board, including all of the Trustees who are not “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, unanimously recommends that you vote “FOR” each applicable proposal.

Q.	If approved, when will the Reorganizations happen?

A.	If shareholders of the Target Funds approve the Reorganization proposals, the Reorganizations are expected to close in the second quarter of 2025.

Q.	How do I vote my shares?

A.	Voting is quick and easy. If you hold your shares directly as a shareholder of record, you may authorize your proxy to vote your shares via the internet, by telephone (for internet and telephone voting, please follow the instructions on the enclosed proxy card), or by simply completing and signing the enclosed proxy card and mailing it in the postage-paid envelope included in this package. You may also vote by attending and voting at the Meeting. However, even if you plan to attend the Meeting, we urge you to authorize your proxy to vote your shares in advance of the Meeting. That will ensure your vote is counted should your plans change.

If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee with your instructions for voting in advance of the Meeting, including any request that your nominee provide you with a legal proxy. If you hold your shares in “street name,” you are strongly encouraged to authorize a proxy to vote your shares in advance of the Meeting, as you will not be able to vote during the Meeting itself unless you request and provide to each applicable company a legal proxy from your nominee.

If you hold your shares directly and intend to vote during the Meeting, please let us know by calling (800) 967-5019. Regardless of whether you plan to vote during the Meeting, you may be required to provide valid identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in each applicable Target Fund, such as your voting instruction form (or a copy thereof) or a letter from your broker, bank or other nominee, or other nominee statement indicating ownership as of the close of business on March 13, 2025.

Q.	What will happen if the required shareholder approval is not obtained?

A.	If a Reorganization is not consummated, the Target Board may take such actions as it deems in the best interests of the applicable Target Fund, including conducting additional solicitations with respect to the Reorganization or continuing to operate the Target Fund as a series of the Target Trust. The closing of one Reorganization is not contingent on the closing of the other Reorganization.

iv

Q.	How does holding my shares through a broker, instead of holding them directly in my own name, impact the way my shares may be voted at the Meeting under New York Stock Exchange (“NYSE”) rules?

A.	If your shares are owned directly in your name with your Target Fund’s transfer agent, you are considered a registered holder of those shares. If you are the beneficial owner of shares held by a broker or other custodian, you hold those shares in “street name” and are not a registered shareholder. Brokers or other custodians holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares at the Meeting. The Target Funds understand that, under the rules of the NYSE, if you do not give specific voting instructions to your broker, your broker will not have discretion to vote your shares on the Reorganization proposals, which is considered a “non-routine” matter.

Q.	How will my shares be voted if I return the accompanying proxy card?

A.	The shares represented by the accompanying form of proxy will be voted in accordance with the specifications made on the proxy if it is properly executed and received by a Target Fund prior to or at the Meeting. Where a choice has been specified on the accompanying proxy card with respect to the proposal, the shares represented by such proxy card will be voted in accordance with the choice specified. If you return the accompanying proxy card that has been validly executed without indicating how your shares should be voted on the proposal and you do not revoke your proxy, your proxy will be voted FOR the proposal and FOR, ABSTAIN, OR AGAINST any other matters acted upon at the Meeting in the discretion of the persons named as proxies and as permitted by federal proxy rules and by NYSE rules.

Q.	Whom do I contact for further information?

A.	You may contact Client Relations toll-free at (866) 362-9331 for further information.

Q.	Will anyone contact me?

A.	You may receive a call from EQ Fund Solutions, LLC, the proxy solicitor hired by your Target Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to authorize your proxy. We recognize the inconvenience of the proxy solicitation process and would not impose it on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Target Fund’s governance by authorizing a proxy to vote your shares as soon as possible. If enough shareholders fail to cast their votes, your Target Fund may not be able to hold its Meeting or the vote on its Reorganization.

v

TORTOISE GLOBAL WATER ESG FUND
AND
TORTOISE NORTH AMERICAN PIPELINE FUND

each, a series of
MANAGED PORTFOLIO SERIES

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD APRIL 28, 2025

Dear Shareholders:

The Board of Trustees of Managed Portfolio Series (the “Target Trust”), an open-end management investment company organized as a Delaware statutory trust, will hold a joint special meeting of the shareholders of Tortoise Global Water ESG Fund and Tortoise North American Pipeline Fund (each, a “Target Fund” and together, the “Target Funds”), to be held at 615 East Michigan Street, Milwaukee, Wisconsin 53202 on April 28, 2025 at 10:00 a.m., Central time (the “Meeting”) for the following purposes:

1.	(Tortoise Global Water ESG Fund) To approve the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of Tortoise Global Water ESG Fund (the “Target Water ESG Fund”), a series of the Target Trust, by Tortoise Global Water Fund (the “Acquiring Water Fund”), a newly organized series of Tortoise Capital Series Trust, in exchange for shares of the Acquiring Water Fund and the assumption by the Acquiring Water Fund of all liabilities of the Target Water ESG Fund and (b) the subsequent liquidation, termination, and dissolution of the Target Water ESG Fund; and

2.	(Tortoise North American Pipeline Fund) To approve the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of Tortoise North American Pipeline Fund (the “Target Pipeline Fund”), a series of the Target Trust, by Tortoise North American Pipeline Fund (the “Acquiring Pipeline Fund”), a newly organized series of Tortoise Capital Series Trust, in exchange for shares of the Acquiring Pipeline Fund and the assumption by the Acquiring Pipeline Fund of all liabilities of the Target Pipeline Fund and (b) the subsequent liquidation, termination, and dissolution of the Target Pipeline Fund; and

3.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournments or postponements thereof if you owned shares of a Target Fund at the close of business on March 13, 2025.

Whether or not you plan to attend the Meeting in person, please vote your shares. For your shares to be represented at the Meeting, please vote your proxy as soon as possible either by mail, telephone, or via the internet as indicated on the enclosed proxy card. If voting by mail, you are requested to:

•	indicate your instructions on the proxy card;

•	date and sign the proxy card;

•	mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the continental United States; and

•	allow sufficient time for the proxy card to be received by 10:00 a.m. Central time, on April 28, 2025. (However, proxies received after this date may still be voted in the event of an adjournment or postponement to a later date.)

In addition to voting by mail, you may also vote either by telephone or via the internet, as follows:

To vote by telephone:	To vote by internet:
(1) Read the Joint Proxy Statement/Prospectus and have your proxy card on hand	(1) Read the Joint Proxy Statement/Prospectus and have your proxy card on hand
(2) Call the toll-free number that appears on your proxy card	(2) Go to the website that appears on your proxy card
(3) Enter the control number set forth on the proxy card and follow the simple instructions	(3) Enter the control number set forth on the proxy card and follow the simple instructions

We encourage you to vote by telephone or via the internet using the control number that appears on your enclosed proxy card. Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Joint Proxy Statement/Prospectus carefully before you vote.

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,

Jason Venner
Secretary, Managed Portfolio Series

2

The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Joint Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED February 19, 2025

For the Reorganizations of

TORTOISE GLOBAL WATER ESG FUND

NYSE Arca: TBLU
and
TORTOISE NORTH AMERICAN PIPELINE FUND

NYSE Arca: TPYP
each a series of Managed Portfolio Series
615 East Michigan Street
Milwaukee, Wisconsin 53202
(414) 516-1712

with

TORTOISE GLOBAL WATER FUND

NYSE: TBLU
and
TORTOISE NORTH AMERICAN PIPELINE FUND,

NYSE: TPYP
each a series of Tortoise Capital Series Trust
5901 College Boulevard, Suite 400
Overland Park, Kansas 66211
(866) 362-9331

JOINT PROXY STATEMENT AND PROSPECTUS

[•], 2025

This Joint Proxy Statement and Prospectus (“Joint Proxy Statement/Prospectus”) is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Target Trust Board”) of Managed Portfolio Series (the “Target Trust”), a Delaware statutory trust registered as an open-end management investment company, on behalf of Tortoise Global Water ESG Fund and Tortoise North American Pipeline Fund, each a series of the Target Trust (each, a “Target Fund,” and together, the “Target Funds”), to be voted at a Joint Special Meeting of Shareholders to be held on April 28, 2025, at 615 East Michigan Street, Milwaukee, Wisconsin 53202, at 10:00 a.m., Central time (the “Meeting”), for the purposes set forth below and described in greater detail in this Joint Proxy Statement/Prospectus.

The following Proposals will be considered and acted upon at the Meeting:

1.	(Tortoise Global Water ESG Fund) To approve the proposed Agreement and Plan of Reorganization (the “Agreement”) providing for (a) the acquisition of all of the assets of Tortoise Global Water ESG Fund (the “Target Water ESG Fund”), a series of the Target Trust, by Tortoise Global Water Fund (the “Acquiring Water Fund” and, together with the Target Water ESG Fund, the “Water Funds” and each, a “Water Fund”), a newly organized series of Tortoise Capital Series Trust (the “Acquiring Trust”), in exchange for shares of the Acquiring Water Fund and the assumption by the Acquiring Water Fund of all liabilities of the Target Water ESG Fund and (b) the subsequent liquidation, termination, and dissolution of the Target Water ESG Fund; and

2.	(Tortoise North American Pipeline Fund) To approve the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of Tortoise North American Pipeline Fund (the “Target Pipeline Fund”), a series of the Target Trust, by Tortoise North American Pipeline Fund (the “Acquiring Pipeline Fund” and, together with the Target Pipeline Fund, the “Pipeline Funds” and each, a “Pipeline Fund” and the Acquiring Pipeline Fund, together with the Acquiring Water Fund, the “Acquiring Funds” and each, an “Acquiring Fund,” and the Acquiring Funds, together with the Target Funds, the “Funds” and each, a “Fund”), a newly organized series of the Acquiring Trust, in exchange for shares of the Acquiring Pipeline Fund and the assumption by the Acquiring Pipeline Fund of all liabilities of the Target Pipeline Fund and (b) the subsequent liquidation, termination, and dissolution of the Target Pipeline Fund; and

3.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Acquiring Trust is a Maryland statutory trust registered as an open-end management investment company.

If approved and completed, each proposed Reorganization would result in shareholders of the applicable Target Fund receiving a number of shares of the corresponding Acquiring Fund representing an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund shares held immediately prior to the closing of its Reorganization, with cash being distributed in lieu of any fractional shares of the Acquiring Fund.

The Reorganizations will not result in any changes in the names, investment objectives or principal investment strategies of the Target Funds, or their fiscal year end. Tortoise Index Solutions, LLC, doing business as TIS Advisors (“TIS Advisors”), currently serves as the investment adviser to each Target Fund. Following the proposed Reorganizations, Tortoise Capital Advisors, L.L.C. (“Tortoise Capital”), an affiliate under common control with TIS Advisors, will serve as the investment adviser to each Acquiring Fund, and the personnel of TIS Advisors who perform services for the Target Funds will become employees of Tortoise Capital. However, the proposed Reorganizations will not result in any changes to the current sub-adviser, Exchange Traded Concepts, LLC, to the Target Funds, and each Target Fund’s current portfolio management team will continue to manage the corresponding Acquiring Fund following the proposed Reorganizations. The Acquiring Funds will have the same distributor, administrator, transfer agent, custodian and fund accountant as the Target Funds. The Target Funds’ independent registered public accounting firm will be changing as part of the Reorganization. In addition, the Acquiring Funds will be overseen by trustees and officers different from those who currently oversee the Target Funds. Information about the Acquiring Funds’ trustees (the “Trustees”) and officers is set forth in the Statement of Additional Information under the caption “MANAGEMENT OF THE FUNDS.”

If shareholders of a Target Fund do not approve the applicable Reorganization, the Target Trust Board may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Reorganization proposal or continuing to operate the Target Fund as a series of the Target Trust. The closing of one Reorganization is not contingent on the closing of the other Reorganization.

On February 5, 2025, the Target Trust Board unanimously determined that the Reorganization of each Target Fund is advisable and in the best interests of each Target Fund, and the Target Fund Board recommends that you vote FOR the Proposal for your Target Fund.

This Joint Proxy Statement/Prospectus explains concisely what you should know before voting on a Proposal or investing in an Acquiring Fund. Please read it carefully and keep it for future reference.

The enclosed proxy cards and this Joint Proxy Statement/Prospectus are first being sent to shareholders of the Target Funds on or about [•], 2025. Target Fund shareholders of record as of the close of business on March 13, 2025 are entitled to notice of and to vote at the Meeting and any adjournments or postponements.

The securities offered by this Joint Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

Each Acquiring Fund is expected to list and trade its shares on the New York Stock Exchange (“NYSE” or the “Exchange”). Shares of each Acquiring Fund are not redeemable individually, and therefore liquidity for individual shareholders of an Acquiring Fund will be realized only through a sale on any national securities exchange on which the shares are traded at market prices that may differ to some degree from the NAV of the Acquiring Fund Shares.

The below documents have been filed with the SEC and contain additional information about the Target Funds and are incorporated by reference into (and legally considered to be a part of) this Joint Proxy Statement/Prospectus:

(i)	the Statement of Additional Information (“SAI”) to this Joint Proxy Statement/Prospectus dated [•], 2025; and

(ii)	the Target Water ESG Fund's and the Target Pipeline Fund's Prospectus dated March 31, 2024 (SEC File No. 811-22525) (Accession Number 0000894189-24-002013)

The foregoing documents can be obtained on a website maintained by Tortoise Capital Advisors, L.L.C. (“Tortoise Capital”), at www.tortoiseadvisors.com, or each Target Fund will furnish, without charge, a copy of any such document to any shareholder upon request. Any such request should be directed to Tortoise Capital by calling (866) 362-9331 or by writing to the respective Target Fund at Tortoise MPS Funds c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

The Target Funds are, and when the Acquiring Funds’ registration statements have gone effective, the Acquiring Funds will be, subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith are required to file reports and other information with the SEC. These reports, Joint Proxy Statement/Prospectus, registration statements and other information can be inspected and copied, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded without charge from the SEC’s website at www.sec.gov. Reports, proxy materials and other information concerning the Target Funds may be inspected at the offices of the New York Stock Exchange (the “NYSE”), 11 Wall St., New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus for each Acquiring Fund in connection with the issuance of Acquiring Fund Shares in the Reorganization. In this connection, no person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Table of Contents

(continued)

v

PROPOSALS 1-2: SUMMARY OF THE REORGANIZATIONS

Tortoise Index Solutions, LLC, doing business as TIS Advisors (the “Adviser”), the investment adviser to the Target Funds, recommended the Reorganizations to the Target Trust Board. The purpose of the Meeting is to ask shareholders of the Target Funds to approve a change in the trust of which each Target Fund is a series. The Target Funds currently are organized as a series of the Target Trust, a multiple series trust comprised of the Target Funds and other third-party funds. If the Reorganizations are completed, the Target Funds would become series of a stand-alone trust comprised only of the Target Funds and other funds sponsored by TIS Advisors and its affiliates. TIS Advisors recommended that the Target Trust Board approve the Reorganizations because it believes that the Reorganizations offer several potential benefits to the Target Funds, including that TIS Advisors believes that utilizing a single service platform for the Acquiring Funds may result in administrative efficiencies over time.

The Target Trust Board has approved the Reorganizations, as has the Board of Trustees of the Acquiring Trust (the “Acquiring Trust Board”). If approved by shareholders of the Target Funds, the Reorganizations are expected to close effect in the second quarter of 2025.

This Joint Proxy Statement/Prospectus is being used by each Target Fund to solicit proxies to vote at the Meeting. Shareholders of each Target Fund are being asked to consider a Reorganization Proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the Reorganization relating to their Target Fund.

The following is a summary of the Reorganization Proposals. More complete information appears later in this Joint Proxy Statement/Prospectus. You should carefully read the entire Joint Proxy Statement/Prospectus because it contains details that are not included in this summary.

How Each Reorganization Will Work. The following provides an overview of how each Reorganization will work:

•	Pursuant to the Agreement, each Target Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund (the “Acquiring Fund Shares”) and the Acquiring Fund’s assumption of all of the liabilities and obligations of the Target Fund on the Closing Date (as defined below). Immediately thereafter, each Target Fund will liquidate and distribute pro rata to its shareholders of record the Acquiring Fund Shares received by the Target Fund.

•	The Acquiring Fund will issue and deliver to the corresponding Target Fund, in exchange for the assets attributable to the Target Fund, Acquiring Fund Shares with an aggregate NAV equal to the aggregate NAV of the Target Fund assets being acquired in the Reorganization, in each case determined as set forth in the Agreement.

•	Under the Agreement, at the Closing, the NAV of your Target Fund shares will be determined at the close of regular trading on the NYSE on the Closing Date pursuant to the Acquiring Trust's valuation procedures, provided, however, that such computation is consistent with the valuation policies and procedures of the Target Fund and in the event of any material inconsistency, the parties shall confer and mutually agree on the valuation. The per share NAV of Target Fund shares, as so determined, will be used to calculate the number of Acquiring Fund Shares issued to each shareholder in the Reorganization. The aggregate NAV of your Target Fund shares, as so determined, will equal the aggregate NAV of the Acquiring Fund Shares received in the Reorganization.

•	The Target Funds and Acquiring Funds will not bear any of the direct costs of the Reorganizations. Such costs will be borne by TIS Advisors or an affiliate and by U.S. Bancorp Global Fund Services.

•	Each Reorganization is expected to qualify as a reorganization for U.S. federal income tax purposes. Accordingly, it is expected that Target Fund shareholders who exchange their Target Fund shares for Acquiring Fund Shares of the corresponding Acquiring Fund in a Reorganization will not recognize gain or loss as a direct result of the Reorganization and no Acquiring Fund will recognize gain or loss as a direct result of a Reorganization.

•	After a Reorganization is completed, Target Fund shareholders will be shareholders of the corresponding Acquiring Fund, and each Target Fund will be liquidated, terminated and dissolved.

•	Each Acquiring Fund will continue the performance and accounting history of the corresponding Target Fund following the Reorganization.

U.S. Federal Income Tax Consequences of the Reorganizations. Each Reorganization is expected to qualify as a reorganization for U.S. federal income tax purposes and will not take place unless the Target Fund and the Acquiring Fund involved in such Reorganization receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will qualify as a reorganization for U.S. federal income tax purposes. Accordingly, subject to the limited exceptions described under the section caption “Federal Income Tax Consequences” in this Joint Proxy Statement/Prospectus, no gain or loss is expected to be recognized by any Target Fund or its shareholders as a direct result of its Reorganization. At any time prior to a Reorganization, a shareholder may redeem shares of a Target Fund. Any such redemption would likely result in the recognition of gain or loss by such shareholder for U.S. federal income tax purposes. If a shareholder holds Target Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares generally will not be currently taxable to such shareholder if those amounts remain in the non-taxable account.

A Target Fund shareholder’s aggregate tax basis in the Acquiring Fund Shares received is expected to carry over from such shareholder’s Target Fund shares in such Reorganization, and a Target Fund shareholder’s holding period in the Acquiring Fund Shares is expected to include such shareholder’s holding period in the Target Fund shares in such Reorganization.

EXPENSES OF THE REORGANIZATIONS

TIS Advisors or an affiliate will bear the costs of the Reorganizations. US Bank will bear a portion of the proxy mailing and solicitation costs. The fees and expenses related to the Reorganizations include, but are not limited to, legal fees, auditor fees, proxy printing and mailing costs, and proxy solicitation costs.

REASONS FOR THE REORGANIZATIONS

TIS Advisors requested that the Target Trust Board consider the Reorganizations. TIS Advisors represented to the trustees of the Target Trust Board (the “Target Trustees”) that the Reorganizations offer several potential benefits to the Target Funds described below. In discussing the mechanics of the Reorganizations with legal counsel to Target Trust, the Target Trustees considered the following factors:

•	The Target Trust Board has reviewed information provided to it by TIS Advisors and its representatives regarding the background and experience of the members of the Acquiring Trust Board of Trustees for the Acquiring Funds and has determined that the members of the Acquiring Trust Board of Trustees are adequately qualified to fulfill their responsibilities.

•	Each Target Fund and the corresponding Acquiring Fund have the same unitary management fee.

•	The investment objective and principal investment strategies of each Acquiring Fund are substantially the same as those of the corresponding Target Fund, and each Acquiring Fund will be managed by the same portfolio management team and in accordance with the same investment strategies and techniques utilized in managing the corresponding Target Fund immediately prior to the Reorganizations.

•	Each Target Fund will receive an opinion of legal counsel that its Reorganization is not a taxable event for the shareholders.

The Target Trust Board did not identify any particular information that was most relevant to its consideration of whether to approve the Reorganizations and each Target Trustee may have afforded different weight to the various factors.

SYNOPSIS OF PROPOSAL 1
REORGANIZATION OF TORTOISE GLOBAL WATER ESG FUND

Comparison of Fees and Expenses

The table below describes the fees and expenses that you pay if you buy, hold and sell shares of the Target Water ESG Fund and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the Acquiring Water Fund after giving effect to the Reorganization. This table and the example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Fund shares. Expenses for the Target Water ESG Fund are based on operating expenses of the Target Water ESG Fund for the 12-month period ended November 30, 2024. Expenses for the Acquiring Water Fund are pro forma operating expenses of the Acquiring Water Fund for the same period, assuming the Reorganization had occurred prior to the start of the period.

	Target Water ESG Fund	Acquiring Water Fund (Pro Forma)
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.40%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.00%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.40%	0.40%

Example

The example below is intended to help you compare the cost of investing in shares of the Target Water ESG Fund with the cost of investing in shares of the Acquiring Water Fund after giving effect to the Reorganization. The expenses used in the example for the Target Water ESG Fund are based on operating expenses of the Target Water ESG Fund for the 12-month period ended November 30, 2024. The expenses used in the example for the Acquiring Water Fund are pro forma operating expenses of the Acquiring Water Fund for the same period, assuming the Reorganization had occurred prior to the start of the year. The example assumes that you invest $10,000 in the Water Fund and then sell all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Water ESG Fund	$41	$128	$224	$505
Acquiring Water Fund (Pro Forma)	$41	$128	$224	$505

Portfolio Turnover

Each Water Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Water Fund shares are held in a taxable account at the shareholder level. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Water Fund’s performance. During the most recent fiscal year ended November 30, 2024, the Target Water ESG Fund’s portfolio turnover rate was 55% of its average portfolio value.

Fund Performance

The following performance information indicates some of the risks of investing in the Water Funds. The Acquiring Water Fund will not commence operations until after the closing of the Reorganization. The Target Water ESG Fund will be the accounting and performance survivor of the Reorganization.

The bar charts show the Target Water ESG Fund’s performance for the calendar years ended December 31. The table illustrates how the Target Water ESG Fund’s average annual returns for the 1-year, 5-year and since-inception periods compared with a broad measure of market performance and the Underlying Index. Prior to June 15, 2018, the Water Fund tracked a different underlying index. Performance shown prior to June 15, 2018 represents the performance of the Water Fund before the index change. The Target Water ESG Fund’s past performance, before and after taxes, does not necessarily indicate how it or the Acquiring Water Fund will perform in the future. The Acquiring Water Fund has no performance history since it will commence operations after the Reorganization is consummated. The Acquiring Water Fund will adopt the financial statements and the performance history of the Target Water ESG Fund. Updated performance information is also available on the Target Water ESG Fund’s website at www.tortoiseadvisors.com or by calling toll-free (844) 874-6339. The Target Water ESG Fund’s past performance (before and after taxes) is not necessarily an indication of how the Acquiring Water Fund will perform in the future.

Calendar Year Returns as of December 31

(1)	The Target Fund's calendar year-to-date total return based on net asset value for the period 1/1/25 to [•] was [•]%.

During the period shown on the bar chart, the Target Water ESG Fund’s best and worst quarters are shown below:

Highest Quarter	16.06%	December 31, 2023
Lowest Quarter	-20.44%	March 31, 2020
Average Annual Total Returns
(for the periods ended December 31, 2024)
	1 year	5 years	Since Inception (February 14, 2017)
Return Before Taxes	9.19%	8.04%	10.10%
Return After Taxes on Distributions	8.84%	7.66%	9.71%
Return After Taxes on Distributions and Sale of Water Fund Shares	5.68%	6.31%	8.15%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	14.39%
Tortoise Global Water ESG Net Total Return IndexSM (1)	9.53%	8.27%	10.71%

(1)	The Tortoise Global Water ESG IndexSM is a float-adjusted, capitalization weighted index of companies that are materially engaged in the water infrastructure or water management industries.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold their shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Comparison of Investment Objectives, Principal Investment Strategies and Risks, and Limitations and Restrictions

The investment objective, principal investment strategies and risks, as well as the limitations and restrictions of the Target Water ESG Fund and the Acquiring Water Fund, will be substantially the same. However, following the Reorganization the Index will be reconstituted to remove environmental, social and governance (“ESG”) screening criteria. The Acquiring Water Fund is newly organized and will commence operation upon consummation of the Reorganization. Each Water Fund’s investment objective, principal investment strategies and risks, are discussed in more detail below. For additional information about the Target Water ESG Fund and the Acquiring Water Fund investment limitations and restrictions, see the section entitled “Investment Limitations and Restrictions of the Target Funds and Acquiring Funds,” below.

Comparison of Investment Objectives

The investment objective of the Target Water ESG Fund is to seek investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Tortoise Global Water ESG Net Total Return IndexSM (the “Underlying Index” or the “Water Index”). The investment objective of the Acquiring Water Fund is to seek investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Tortoise Global Water Net Total Return IndexSM (the “Underlying Index” or the “Water Index”).

Comparison of Principal Investment Strategies

Target Water ESG Fund	Acquiring Water Fund

The Water Fund is an exchange-traded fund (“ETF”) and employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Underlying Index is a proprietary rules-based, modified market capitalization weighted, float adjusted index comprised of companies that are materially engaged in the water infrastructure or water management industries and are listed and traded on global developed market exchanges. The Underlying Index is comprised of companies operating in one of two primary water-related industries: water infrastructure or water equipment and/or services (the “Water Industries”). Water infrastructure companies are those whose principal business is providing public water distribution or supporting/enhancing water distribution infrastructure via engineering, construction and/or consulting. Water infrastructure is comprised of two sub-industries: utilities and engineering & construction. Water equipment and/or services companies are those whose principal business is producing water equipment, such as pipes, valves, pumps and water efficiency products, or providing water services, such as filtration, treatment, and testing of water. Water equipment and/or services companies often provide technologies or products that manage or facilitate the management of water distribution and usage, including the fields of water efficiency, water treatment, and irrigation. Water equipment and/or services is comprised of two sub-industries: pipes, pumps & valves and filtration, treatment & testing (together with utilities and engineering & construction, the “Water Sub-Industries”).

The Water Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the types of securities suggested by its name (i.e., Water Companies). A Water Company is a company that (i) derives at least 50% of revenues from the Water Industries; or (ii) derives at least 40% of its revenues from the Water Industries, is ranked in the top five companies by total revenue derived from any one of the Water Sub-Industries, and whose principal source of revenue comes from the Water Industries.

Identical. However, following the Reorganization the Index will be reconstituted to remove ESG screening criteria.

The Funds have identical fundamental investment limitations and restrictions. See "Investment Limitations and Restrictions of the Target Funds and the Acquiring Funds."

Comparison of Investment Process

The same investment process will be utilized in managing the Target Water ESG Fund and the Acquiring Water Fund. To be included in the Underlying Index, a company must be a Water Company that is listed on a developed country stock exchange. The investment adviser considers Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States to be developed countries. Under normal market conditions, the Water Fund anticipates investing at least 40% of its assets in companies organized in multiple countries outside of the United States, in companies whose principal listing exchange is outside the United States, or in companies doing a substantial amount of business outside the United States. The Underlying Index may include small and medium capitalization companies. Eligible constituents must also have a total equity market capitalization of at least $400 million for two consecutive quarters prior to the reference date at the time of inclusion in the Underlying Index. In order to remain in the Underlying Index, a company must maintain an average equity market capitalization of at least $300 million for a minimum of 20 trading days prior to the rebalance of the Underlying Index. In addition, eligible constituents must obtain a minimum liquidity turnover of 0.15 for two consecutive quarters prior to the reference date to be eligible to enter the Underlying Index. Current index components will be dropped from the Underlying Index if they fail to meet a minimum of 0.10 liquidity turnover for two consecutive quarters. Any constituent that does not meet at least a 0.05 liquidity turnover will be dropped from the Underlying Index without the two-quarter requirement. Liquidity turnover is calculated by dividing a company’s three-month average daily trading volume in U.S. dollars by the company’s total U.S. dollar market cap at the end of the three-month period.

Lastly, for the Target Water ESG Fund only, eligible constituents must have a minimum ESG Risk Rating (“ESG Risk Rating”) as determined by the index committee that governs the Underlying Index (the “Index Committee”). The ESG screens will not apply to the Acquiring Fund. The Target Water ESG Fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in companies that meet the required ESG Risk Rating criteria set forth by the Underlying Index methodology. ESG Risk Ratings are provided by Sustainalytics, a leading global provider of ESG and corporate governance research. The Sustainalytics ESG Risk Ratings measure the degree to which a company’s economic value is at risk driven by ESG factors or, more technically speaking, the magnitude of the company’s unmanaged ESG risks. Each company’s ESG Risk Rating is comprised of a quantitative score and a risk category (negligible, low, medium, high, severe). The quantitative score is measured on an open-ended scale starting at zero, with lower scores representing lower levels of unmanaged ESG risk. The ESG Risk Ratings are made up of three building blocks that include the foundational building block of Corporate Governance (a quality measure), a core building block focused on Material ESG Issues (including Human Capital, Occupational Health & Safety, and other industry specific issues), and a third building block considering Idiosyncratic Issues (which can be unpredictable or unexpected, industry-specific, event driven issues). The ESG Risk Ratings seek to incorporate the extent to which companies are exposed to material ESG risks and their ability to manage those risks.

The Underlying Index methodology currently requires that new additions to the Underlying Index be limited to companies with an ESG Risk Rating less than 30. Existing constituents must maintain a score less than 40 to remain in the Underlying Index.

The Underlying Index methodology provides that any existing constituent whose ESG Risk Rating is between 30 and 39.99 and does not improve for three consecutive quarters will be removed from the Underlying Index, and any constituent whose ESG Risk Rating increases to 40 or above will be removed at the next rebalance. Additionally, the Underlying Index methodology provides that current constituents will be dropped from the Underlying Index if they fail to meet a minimum of 0.10 liquidity turnover for two consecutive quarters. Any constituent that does not meet at least a 0.05 liquidity turnover will be dropped from the Underlying Index at the next rebalance. Companies that meet all other criteria but have not been rated by Sustainalytics may be included but will be limited to 20% of the overall market capitalization of the Underlying Index.

The Underlying Index will include a minimum of 30 securities. Should the number of securities that meet the Underlying Index inclusion criteria fall below 30, the Underlying Index may include additional securities that have an ESG Risk Rating above the threshold for existing constituents or below the liquidity turnover threshold otherwise required for inclusion. This will ensure the Underlying Index remains investable and diversified. For the Underlying Index as a whole, no individual security may be more than 7.5% of the total float adjusted market cap of the Underlying Index as of the reference date. Should the weighting of any individual security be more than 7.5% of the total float adjusted Underlying Index market cap as of the reference date for the next rebalance, excess market cap will be distributed evenly to other constituents of the Underlying Index that do not currently exceed the 7.5% threshold. Additionally, only six securities may have a weight greater than 4% of the Underlying Index at the reference date. All remaining constituents of the Underlying Index will be capped at a maximum weight of 4%.

In seeking to achieve its objective as an index fund, the Water Fund will invest at least 80% of its net assets (excluding any collateral held from securities lending) in common stocks and American depository receipts (“ADRs”) of Water Companies that comprise the Underlying Index. ADRs are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. The Water Fund may also invest in Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) (collectively, with ADRs, “Depositary Receipts”). Under normal conditions, the Water Fund generally will invest in substantially all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Water Fund may purchase a sample of the securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking performance that corresponds to the performance of the Underlying Index.

As of December 23, 2024, the Underlying Index was comprised of 40 constituents. The Underlying Index will rebalance quarterly in March, June, September and December. No constituents will be added to the Underlying Index between rebalance dates. Constituents are reviewed annually, at the March rebalance, to determine whether they continue to meet the definition of a Water Company under the Underlying Index methodology. Constituents in the Underlying Index may be deleted from the Underlying Index due to corporate events such as mergers, acquisitions, bankruptcies, takeovers, or delistings. Underlying Index constituent changes and updates as well as any changes to the methodology will be posted to https://tortoiseadvisors.com/. The Underlying Index was established in 2018 and is owned by TIS Advisors. TIS Advisors (also referred to herein as the “Index Provider”) provides the Underlying Index for use by the Water Funds at no cost to the Water Fund.

The Water Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index concentrates in an industry or group of industries. The Underlying Index and the Water Fund will be concentrated in the water industry. The Water Fund is a non-diversified fund.

Comparison of Investment Risks

As with all funds, a shareholder of the Target Water ESG Fund or the Acquiring Water Fund is subject to the risk that his or her investment could lose money. An investment in a Water Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks of investing in the Target Water ESG Fund and the Acquiring Water Fund are identical and are discussed below except that the Acquiring Water Fund is not subject to ESG risks. Each risk summarized below is considered a “principal risk” of investing in the Water Funds, regardless of the order in which it appears. The main risks of investing in the Water Funds are as follows:

General Market Risk. The Water Fund is subject to the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. The Water Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities in the Water Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Water Industry Risk. Any adverse developments in the water infrastructure and equipment/services industry may significantly affect the value of the shares of the fund. Companies in the water industry are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and water conservation influences.

Depository Receipt Risk. Investing in Depository Receipts may be subject to certain risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks. Depository Receipts may be less liquid than the underlying shares in the primary trading market. Depository Receipts may not track the price of their underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depository receipts.

Concentration Risk. Because the Water Fund’s assets will be concentrated in the water industry, the Water Fund is subject to loss due to adverse occurrences that may affect that industry. The Water Fund’s focus in this industry presents more risk than if it were broadly diversified over numerous industries and sectors of the economy. An inherent risk associated with any investment focus is that the Water Fund may be adversely affected if a small number of its investments perform poorly.

Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Water Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of water companies in particular, or a particular company.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies.

Mid-Cap and Small-Cap Companies Risk. Companies defined as small and mid-cap securities may involve greater risk than is normally associated with large cap companies, and as a result may be more volatile and less liquid than the securities of large-cap companies, and may have returns that vary substantially from the overall securities markets.

ESG Risk (Target Fund only). The Index Committee’s interpretation of positive ESG characteristics may differ from that of other market participants. Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons, and therefore the Water Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Water Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Additionally, the Index Provider may be unsuccessful in creating an index consisting of companies that satisfy its desired ESG thresholds. The failure to produce such an index could be the result of several factors including, but not limited to, the Index Provider’s inability to receive timely and accurate data from independent third-party ESG research providers.

Increasing Scrutiny of ESG Matters Risk (Target Fund only). TIS Advisors, Tortoise Capital and their affiliates are subject to increasing scrutiny from regulators, elected officials, investors and other stakeholders with respect to ESG matters, which may adversely impact the ability of the Water Fund to raise capital from certain investors, constrain capital deployment opportunities for the Water Fund and harm the investment adviser’s brand and reputation. In recent years, certain investors, including public pension funds, have placed increasing importance on the impacts of investments made by the funds to which they commit capital, including with respect to climate change, among other aspects of ESG. Conversely, certain investors have raised concerns as to whether the incorporation of ESG factors in the investment and portfolio management process may be inconsistent with the fiduciary duty to maximize return for investors. Investors may decide to not invest in the Water Fund based on their assessment of how the investment adviser approaches and considers the ESG cost of investments and whether the return-driven objective of the Water Fund aligns with such ESG considerations. In addition, anti-ESG sentiment has gained momentum across the United States, with several states having enacted or proposed “anti-ESG” policies, legislation or issued related legal opinions. If investors decide not to invest in the Water Fund based on their own assessment of the Water Fund’s approach to ESG, or are prohibited as a result of legislation, the investment adviser’s ability to maintain the size of the Water Fund could be impaired.

Liquidity Risk. The Water Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Water Fund’s ability to sell particular securities at an advantageous price or in a timely manner. Illiquid or restricted securities cannot be sold immediately because of statutory and contractual restrictions on resale.

Passive Investment Risk. The Water Fund is not actively managed and therefore the Water Fund generally will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Underlying Index or the selling of the security is otherwise required upon a rebalancing of the Underlying Index.

Tracking Error Risk. There is no guarantee that the Water Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. The Water Fund’s return may not match the return of its Underlying Index for a number of reasons, including differences between the securities held in the Water Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Water Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. Consequently, the performance of the Fund may diverge from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions, or due to delays of the Water Fund in purchasing and selling securities. Tracking error also may result because the Water Fund incurs fees and expenses, while the Underlying Index does not.

Non-Diversification Risk. The Water Fund is classified as “non-diversified,” which means the Water Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investments in securities of a limited number of issuers exposes the Water Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Absence of Active Trading Market Risk. Although shares of the Water Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained. There can be no assurance that the requirements necessary to maintain the listing or trading of Water Fund shares will continue to be met or will remain unchanged.

Shares May Trade at Prices Different than NAV Per Share. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares of the Water Fund may result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares when the market price is at a premium to the NAV or sells shares when the market price is at a discount to the NAV, the shareholder may sustain losses.

Trading Risk. The Water Fund faces numerous trading risks, including disruption in the creation/ redemption process of the Water Fund and losses from trading in the secondary markets. Secondary market trading in Water Fund shares may be halted by a stock exchange because of market conditions or other reasons or due to extraordinary market volatility pursuant to “circuit breaker” rules on the Exchange or market. Additionally, an exchange or market may also close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Water Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Water Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Legal and Regulatory Change Risk. The regulatory environment for investment companies is evolving, and changes in regulation may adversely affect the value of the Water Fund’s investments and its ability to pursue its trading strategy. The effect of any future regulatory change on the Water Fund could be substantial and adverse.

Methodology Risk. The Index Provider relies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Water Fund nor the Index Provider can offer assurances that Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or that the included issuers will provide the Water Fund with the market exposure it seeks.

Comparison of Management of the Funds

TIS Advisors serves as adviser to the Target Fund and its affiliate, Tortoise Capital, will serve as adviser to the Acquiring Fund. Exchange Traded Concepts, LLC serves as subadviser to the Target Fund and will serve as subadviser to the Acquiring. The portoflio managers for each Fund are the same.

Purchase and Sale of Fund Shares

The Target water Fund and the Acquiring Water Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in blocks of shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the relevant benchmark index. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Target Fund throughout the trading day like any publicly traded security. The Target Fund’s shares are listed on the NYSE Arca, Inc. Exchange, and the Acquiring Water Fund’s shares will be listed on the NYSE. The price of the Target Water Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, the Target Water Fund’s shares may trade at a price greater than NAV (premium) or less than NAV (discount). Except when aggregated in Creation Units, the Acquiring Water Fund’s shares are not redeemable securities.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Target Water Fund (bid) and the lowest price a seller is willing to accept for shares of the Target Water Fund (ask) when buying or selling shares of the Fund in the secondary market (the “bid-ask spread”). Recent information about the Target Water Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Acquiring Water Fund’s website at https://tortoiseadvisors.com/funds/tortoise-global-water-esg-fund/#performance.

SYNOPSIS OF PROPOSAL 2
REORGANIZATION OF THE NORTH AMERICAN PIPELINE FUND

Comparison of Fees and Expenses

The table below describes the fees and expenses that you pay if you buy, hold, and sell shares of the Target Pipeline Fund and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the Acquiring Pipeline Fund after giving effect to the Reorganization. This table and the example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Fund shares. Expenses for the Target Pipeline Fund are based on operating expenses of the Target Pipeline Fund for the 12-month period ended November 30, 2024. Expenses for the Acquiring Pipeline Fund are pro forma operating expenses of the Acquiring Pipeline Fund for the same period, assuming the Reorganization had occurred prior to the start of the period.

	Target Pipeline Fund	Acquiring Pipeline Fund (Pro Forma)
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.40%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.00%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.40%	0.40%

Example

The example below is intended to help you compare the cost of investing in shares of the Target Pipeline Fund with the cost of investing in shares of the Acquiring Pipeline Fund after giving effect to the Reorganization. The expenses used in the example for the Target Pipeline Fund are based on operating expenses of the Target Pipeline Fund for the 12-month period ended November 30, 2024. The expenses used in the example for the Acquiring Pipeline Fund are pro forma operating expenses of the Acquiring Pipeline Fund for the same period, assuming the Reorganization had occurred prior to the start of the year. The example assumes that you invest $10,000 in the Pipeline Fund and then sell all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Pipeline Fund	$41	$128	$224	$505
Acquiring Pipeline Fund (Pro Forma)	$41	$128	$224	$505

Portfolio Turnover

Each Pipeline Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Pipeline Fund shares are held in a taxable account at the shareholder level. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Pipeline Fund’s performance. During the most recent fiscal year ended November 30, 2024, the Target Pipeline Fund’s portfolio turnover rate was 9% of its average portfolio value.

Fund Performance

The following performance information indicates some of the risks of investing in the Pipeline Funds. The Acquiring Pipeline Fund will not commence operations until after the closing of the Reorganization. The Target Pipeline Fund will be the accounting and performance survivor of the Reorganization.

The bar charts show the Target Pipeline Fund’s performance for the calendar years ended December 31. The table illustrates how the Target Pipeline Fund’s average annual returns for the 1-year, 5-year and since-inception periods compared with a broad measure of market performance and the Underlying Index. On March 20, 2017, the assets of Tortoise North American Pipeline Fund, a series of Montage Managers Trust (the “Predecessor Fund”), which had the same portfolio manager as the Pipeline Fund and had identical investment strategies as the Pipeline Fund, were transferred to the Pipeline Fund in a reorganization. Performance shown for periods prior to March 20, 2017 represent the performance of the Predecessor Fund. The Target Pipeline Fund’s past performance, before and after taxes, does not necessarily indicate how it or the Acquiring Pipeline Fund will perform in the future. The Acquiring Pipeline Fund has no performance history since it will commence operations after the Reorganization is consummated. The Acquiring Pipeline Fund will adopt the financial statements and the performance history of the Target Pipeline Fund. Updated performance information is also available on the Target Pipeline Fund’s website at www.tortoiseadvisors.com or by calling toll-free (844) 874-6339. The Target Pipeline Fund’s past performance (before and after taxes) is not necessarily an indication of how the Acquiring Pipeline Fund will perform in the future.

Calendar Year returns as of December 31

(1)	The Target Fund's calendar year-to-date total return based on net asset value for the period 1/1/25 to [•] was [•]%.

During the period shown on the bar chart, the Target Pipeline Fund’s best and worst quarters are shown below:

Highest Quarter	23.01%	June 30, 2020
Lowest Quarter	-40.54%	March 31, 2020
Average Annual Total Returns
(for the periods ended December 31, 2024)
	1 year	5 years	Since Inception (June 29, 2015)
Return Before Taxes	37.32%	13.53%	8.26%
Return After Taxes on Distributions	36.42%	12.78%	7.50%
Return After Taxes on Distributions and Sale of Pipeline Fund Shares	22.59%	10.59%	6.39%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.71%
Tortoise North American Pipeline IndexSM (reflects no deduction for fees, expenses or taxes)(1)	38.46%	14.17%	8.90%

(1)	The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold their shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Comparison of Investment Objectives, Principal Investment Strategies and Risks, and Limitations and Restrictions

The investment objective, principal investment strategies and risks, as well as the limitations and restrictions of the Target Pipeline Fund and the Acquiring Pipeline Fund, will be identical. The Acquiring Pipeline Fund is newly organized and will commence operation upon consummation of the Reorganization. Each Pipeline Fund’s investment objective, principal investment strategies and risks, as well as each Pipeline Fund’s investment limitations and restrictions, are discussed in more detail below. For additional information about the Target Pipeline Fund and the Acquiring Pipeline Fund investment limitations and restrictions, see the section entitled “Investment Limitations and Restrictions of the Target Funds and Acquiring Funds,” below.

Comparison of Investment Objectives

The investment objective of each Pipeline Fund is to seek investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Tortoise North American Pipeline IndexSM (the “Underlying Index” or the “Pipeline Index”).

Comparison of Principal Investment Strategies

Target Pipeline Fund	Acquiring Pipeline Fund
The Pipeline Fund is an ETF and employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Underlying Index is a float adjusted, capitalization weighted index of pipeline companies that are organized and have their principal place of business in the United States or Canada. The Pipeline Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the types of securities suggested by its name (i.e., North American Pipeline Companies). A pipeline company is defined as a company that either 1) has been assigned a standard industrial classification (“SIC”) system code that indicates the company operates in the energy pipeline industry or 2) has at least 50% of its assets, cash flow or revenue associated with the operation or ownership of energy pipelines. Pipeline companies engage in the business of transporting natural gas, crude oil and refined products, storing, gathering and processing such gas, oil and products and local gas distribution.	Identical.

The Funds have identical fundamental investment limitations and restrictions. See “Investment Limitations and Restrictions of the Target Funds and the Acquiring Funds.”

Comparison of Investment Process

The same investment process is utilized in managing the Target Pipeline Fund and the Acquiring Pipeline Fund. To be included in the Underlying Index, a company must be a pipeline company that is organized and has its principal place of business in the United States or Canada (such pipeline companies are collectively referred to in this Prospectus as “North American Pipeline Companies”) and is listed on the NYSE, NASDAQ, NYSE MKT or Toronto Stock Exchange. Eligible constituents must also have a total market capitalization of at least $200 million USD at the time of inclusion in the Underlying Index. In order to remain in the Underlying Index, a company must maintain an average equity market capitalization of at least $175 million USD for a minimum of 20 trading days prior to the rebalance reference date of the Underlying Index.

Underlying Index constituents may include the following equity securities of North American pipeline companies: 1) common stock; 2) interests in master limited partnerships (“MLPs”); 3) interests in North American Pipeline Companies structured as limited liability companies; and 4) equity securities of MLP affiliates, including common shares of corporations that own, directly or indirectly, MLP general partner interests (collectively referred to herein as “MLP Affiliates”). MLP interests included in the Underlying Index must pay a distribution greater than or equal to their minimum quarterly distribution (“MQD”) at the time of inclusion in the Underlying Index. The Underlying Index will include a minimum of 30 securities. Should the number of securities that meet the Underlying Index inclusion criteria fall below 30, the Underlying Index may include additional securities to maintain an investible and diversified index. No more than 20% of the Underlying Index may consist of MLPs and no constituent can exceed 7.5% of the Underlying Index as of the reference date. Additionally, affiliated MLP families (e.g., related MLPs and/or MLP Affiliates) in aggregate may not comprise more than 15% of the Underlying Index at the rebalance reference date.

In seeking to achieve its objective as an index fund, the Pipeline Fund will normally invest at least 80% of its total assets in securities that comprise the Underlying Index (or depository receipts based on such securities). Under normal conditions, the Pipeline Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Pipeline Fund may purchase a sample of the securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking performance that corresponds to the performance of the Underlying Index. The Pipeline Fund may invest up to 20% of its assets in cash and cash equivalents, other investment companies, as well as in securities and other instruments not included in the Underlying Index but which the Sub-Adviser believes will help the Pipeline Fund track the Underlying Index.

As of March 25, 2024, the Underlying Index was comprised of 44 constituents. No constituents will be added to the Underlying Index between rebalance dates, which take place on a quarterly basis in March, June, September and December. Constituents in the Underlying Index may be deleted from the Underlying Index due to corporate events such as mergers, acquisitions, bankruptcies, takeovers, or delistings. Standard rebalances take place on a quarterly basis. Special rebalances are triggered by corporate actions and will be implemented as practically as possible on a case-by-case basis. Underlying Index constituent changes and updates, as well as any changes to the methodology, will be posted to http://tortoiseadvisors.com/. The Underlying Index was established by TIS Advisors and is owned by TIS Advisors. TIS Advisors (also referred to herein as the “Index Provider”) provides the Underlying Index for use by the Pipeline Fund at no cost to the Pipeline Fund.

The Pipeline Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index concentrates in an industry or group of industries. The Underlying Index and the Pipeline Fund will be concentrated in the energy pipeline industry. The Pipeline Fund is a non-diversified fund.

Comparison of Investment Risks

As with all funds, a shareholder of the Target Pipeline Fund or the Acquiring Pipeline Fund is subject to the risk that his or her investment could lose money. An investment in a Pipeline Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks of the Target Pipeline Fund and the Acquiring Pipeline Fund are identical and are discussed below. The Pipeline Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Pipeline Fund, regardless of the order in which it appears. The main risks of investing in the Pipeline Fund are as follows:

General Market Risk. The Pipeline Fund is subject to the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. The Pipeline Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities in the Pipeline Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Concentration Risk. Because the Pipeline Fund’s assets will be concentrated in the energy pipeline industry, the Pipeline Fund is subject to loss due to adverse occurrences that may affect that industry. The Pipeline Fund’s focus in this industry presents more risk than if it were broadly diversified over numerous industries and sectors of the economy. An inherent risk associated with any investment focus is that the Pipeline Fund may be adversely affected if a small number of its investments perform poorly.

Energy Pipeline Industry Risk. Companies in the energy pipeline industry are subject to many risks that can negatively impact the revenues and viability of companies in this industry, including but, not limited to, risks associated with companies owning and/or operating pipelines, as well as capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks.

Depository Receipt Risk. Investing in Depository Receipts may be subject to certain risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks. Depository Receipts may be less liquid than the underlying shares in the primary trading market. Depository Receipts may not track the price of their underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depository receipts.

Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Pipeline Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of pipeline companies in particular, or a particular company.

MLP Risk. MLPs are subject to many risks, including those that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership and are exposed to a remote possibility of liability for all of the obligations of that MLP. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Furthermore, MLP interests may not be as liquid as other more commonly traded equity securities.

The Pipeline Fund’s investment strategies depend in part on MLPs generally being treated as partnerships for U.S. federal income tax purposes. If any of the MLPs owned by the Pipeline Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Pipeline Fund and lower distributions.

The Pipeline Fund expects to receive cash distributions each year from certain MLPs that exceed the net taxable income allocated to the Pipeline Fund from such MLPs for such year, and, as a result, the Pipeline Fund may recognize larger taxable gains (or smaller losses) with respect to such MLPs when it disposes of its interests in such MLPs. If you hold shares in the Pipeline Fund when such gains or losses are recognized, you may be required to pay tax on one or more Pipeline Fund distributions, potentially at ordinary income tax rates, even though you may not have economically benefited from the associated MLP cash distributions.

MLP Affiliate Risk. The performance of securities issued by MLP Affiliates, including common shares of corporations that own general partner interests, primarily depends on the performance of an MLP. The risks and uncertainties that affect the MLP, its operational results, financial condition, cash flows and distributions also affect the value of securities held by that MLP’s affiliate.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies.

Canadian Securities Risk. The Canadian economy may be significantly affected by the U.S. economy because the U.S. is Canada’s largest trading partner and foreign investor. Canada’s largest exports are its natural resources, so the Canadian economy is dependent on the demand for, and supply and price of, natural resources, and any market developments that reduce the price of such goods could disproportionately affect the Canadian economy.

Large-Cap, Mid-Cap and Small-Cap Companies Risk. The Pipeline Fund’s investment in companies with large market capitalizations is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of large-cap companies.

RIC Compliance Risk. The Pipeline Fund has elected to be, and intends to qualify each year for treatment as, a “regulated investment company” (a “RIC”) under Internal Revenue Code of 1986, as amended (the “Code”). Given the Pipeline Fund’s contemplated investments in MLPs, qualifying as a RIC presents unusual challenges and may limit its investment opportunities. If for any taxable year the Pipeline Fund fails to qualify as a RIC, its taxable income will be subject to federal income tax at regular corporate rates and income available for distribution to shareholders will be reduced.

Liquidity Risk. The Pipeline Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Pipeline Fund’s ability to sell particular securities at an advantageous price or in a timely manner. Illiquid or restricted securities cannot be sold immediately because of statutory and contractual restrictions on resale.

Passive Investment Risk. The Pipeline Fund is not actively managed and therefore the Pipeline Fund generally will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Underlying Index, or the selling of the security is otherwise required upon a rebalancing of the Underlying Index.

Tracking Error Risk. There is no guarantee that the Pipeline Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. The Pipeline Fund’s return may not match the return of its Underlying Index for a number of reasons, including differences between the securities held in the Pipeline Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Pipeline Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. Consequently, the performance of the Pipeline Fund may diverge from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions, or due to delays of the Pipeline Fund in purchasing and selling securities. Tracking error also may result because the Pipeline Fund incurs fees and expenses, while the Underlying Index does not.

Non-Diversification Risk. The Pipeline Fund is classified as “non-diversified,” which means the Pipeline Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investments in securities of a limited number of issuers exposes the Pipeline Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Absence of Active Trading Market Risk. Although shares of the Pipeline Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained. There can be no assurance that the requirements necessary to maintain the listing or trading of Pipeline Fund shares will continue to be met or will remain unchanged.

Shares May Trade at Prices Different than Net Asset Value Per Share. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares of the Pipeline Fund may result in shares’ trading at a significant premium or discount to NAV. If a shareholder purchases shares when the market price is at a premium to the NAV or sells shares when the market price is at a discount to the NAV, the shareholder may sustain losses.

Trading Risk. The Pipeline Fund faces numerous trading risks, including disruption in the creation/ redemption process of the Pipeline Fund and losses from trading in the secondary markets. Secondary market trading in Pipeline Fund shares may be halted by a stock exchange because of market conditions or other reasons or due to extraordinary market volatility pursuant to “circuit breaker” rules on the Exchange or market. Additionally, an exchange or market may also close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Pipeline Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Pipeline Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Legal and Regulatory Change Risk. The regulatory environment for investment companies is evolving, and changes in regulation may adversely affect the value of the Pipeline Fund’s investments and its ability to pursue its trading strategy. The effect of any future regulatory change on the Pipeline Fund could be substantial and adverse.

Methodology Risk. The Index Provider relies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Pipeline Fund nor the Index Provider can offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or that the included issuers will provide the Pipeline Fund with the market exposure it seeks.

Purchase and Sale of Fund Shares

The Target Pipeline Fund and the Acquiring Pipeline Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in blocks of shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the relevant benchmark index. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Target Pipeline Fund throughout the trading day like any publicly traded security.

The Target Pipeline Fund’s shares are listed on the NYSE Arca, Inc. Exchange. The Acquiring Pipeline Fund’s shares will be listed on the NYSE. The price of the Target Pipeline Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, the Target Pipeline Fund’s shares may trade at a price greater than NAV (premium) or less than NAV (discount). Except when aggregated in Creation Units, the Target Pipeline Fund’s shares are not redeemable securities. Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Target Pipeline Fund (bid) and the lowest price a seller is willing to accept for shares of the Target Pipeline Fund (ask) when buying or selling shares of the Target Pipeline Fund in the secondary market (the “bid-ask spread”). Recent information about the target Pipeline Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Target Pipeline Fund’s website at https://etp.tortoiseadvisors.com/funds/tortoise-north-american-pipeline-fund/.

INVESTMENT LIMITATIONS AND RESTRICTIONS OF THE
TARGET FUNDS AND THE ACQUIRING FUNDS

The Target Funds and the Acquiring Funds have identical investment limitations and restrictions. The investment restrictions described below have been adopted by the Target Trust, with respect to the Target Funds, and the Acquiring Trust, with respect to the Acquiring Funds. The investment restrictions described below are fundamental, i.e., they may not be changed without the affirmative vote of the majority of the outstanding shares of a Fund. The term “majority of outstanding shares” of a Fund means (a) 67% or more of the voting shares present at a meeting, if the holders of more than 50% of the outstanding voting shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting shares of the Fund, whichever is less. Other investment practices which may be changed by the Target Trust Board or the Acquiring Trust Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental.

A.	Fundamental Investment Restrictions

Except with the approval of a majority of its outstanding voting securities, the Target Water ESG Fund and Acquiring Water Fund may not:

1.	Concentrate its investments in an industry or group of industries (i.e., hold 25% or more of its total assets in the securities of companies in a particular industry or group of industries), except to the extent that the Water Fund’s Underlying Index concentrates in a particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Purchase or sell physical commodities except to the extent permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Water Fund.

5.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	Purchase or sell real estate, except that the Water Fund may purchase marketable securities issued by companies which own or invest in real estate (including REITs).

Except with the approval of a majority of its outstanding voting securities, the Target Pipeline Fund and Acquiring Pipeline Fund may not:

1.	Concentrate its investments in an industry or group of industries (i.e., hold 25% or more of its total assets in the securities of companies in a particular industry or group of industries), except that the Pipeline Fund will concentrate in the energy pipeline industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

B.	Non-Fundamental Investment Restrictions

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following non-fundamental restriction, which may be changed without a shareholder vote.

1.	The Fund will not invest less than 80% of its total assets (excluding securities lending collateral) in securities that comprise its Underlying Index.

COMPARISON OF TARGET FUND AND
ACQUIRING FUND SHAREHOLDER SERVICES

How to Purchase and Sell Shares

The Target Funds and the Acquiring Funds have the same purchase and redemption procedures and utilize the same transfer agent. Each Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in blocks of shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the relevant benchmark index. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange. The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, the Fund’s shares may trade at a price greater than NAV (premium) or less than NAV (discount). Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares of the Fund in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.tortoiseadvisors.com.

Dividends and Distributions

The Acquiring Water Fund expects to pay out dividends from net investment income semiannually. The Acquiring Pipeline Fund expects to pay out dividends from distributable cash flow quarterly. Distributable cash flow generally represents dividends and distributions form equity investments, interest from debt securities and net premiums from options, less expenses. Each Fund will pay net realized capital gains distributions, if any, at least annually.

Due to the tax treatment under current law of cash distributions made by MLPs in which the Acquiring Pipeline Fund may invest, a portion of the distributions the Funds anticipate making may consist of tax-deferred return of capital. To the extent that distributions exceed the Funds’ earnings and profits, distributions are generally not treated as taxable income for the investor. Instead, Fund shareholders will experience a reduction in the basis of their shares, which may increase the capital gain or reduce capital loss realized upon the sale of such shares. If all or a portion of a distribution payment made by a Fund amounts to a return of capital, a Fund would provide a written notice to that effect.

Distributions in cash from an Acquiring Fund may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available, and such shares will generally be reinvested by the broker based upon the market price of those shares and may be subject to brokerage commissions charged by the broker.

Fiscal Year

Each Target Fund currently operates on a fiscal year ending November 30. Each Acquiring Fund will have a fiscal year ending November 30.

BOARD CONSIDERATIONS OF THE REORGANIZATIONS

Tortoise Global Water ESG Fund and Tortoise North American Pipeline Fund

At a meeting of the Target Trust Board held on February 5, 2025, the Board, comprised solely of members who are not an “interested person” of the Target Trust, as defined in the 1940 Act, (“Independent Trustees”), unanimously approved the Reorganizations and the related Agreement. In approving the Reorganizations, the Board determined that: (i) participation in each Reorganization is in the best interest of each Target Fund and its shareholders; and (ii) the interests of the existing shareholders of each Target Fund will not be diluted as a result of the applicable Reorganization.

In connection with the February 5, 2025 Board meeting, the Target Trust Board requested and reviewed due diligence material and information relating to: the terms of the Agreement; each Acquiring Fund’s investment objective, investment strategy and risks, as well as its fundamental and non-fundamental investment policies and the extent to which there are any differences vs. those of the Funds; each Acquiring Fund’s fee structure, as compared to the Funds’ fee structure; the projected expenses of the Acquiring Fund compared to the expenses of the Funds; the experience, capabilities and ability of the Adviser to manage each Acquiring Fund; and the fact that each Acquiring Fund’s portfolio managers will be the same persons who managed the applicable Fund; the U.S. federal income tax consequences of the Reorganizations; the direct costs anticipated to be incurred in connection with the Reorganizations and the fact that the Adviser (and/or its affiliates) would be responsible for absorbing all such costs; and the recommendation of the Adviser.

The Board was provided with information regarding the Adviser and its business and investment management operations; and information regarding the Acquiring Trust and Acquiring Funds and their governance and service provider structure, all of which was requested in order to assist the Board in making an informed business judgement with respect to the Reorganizations.

The Independent Trustees were advised by independent legal counsel in their considerations of the Agreement and the Reorganizations. The Independent Trustees did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the Agreement. Rather, the approval determinations were made on the basis of each Independent Trustee’s business judgment after consideration of all of the factors taken in their entirety. Also, in determining to approve the Reorganizations, the Target Trust Board did not consider other possible trust/adviser combinations, as the Target Trust Board believed, for the reasons stated herein, that the proposal by the Adviser is in the best interest of each Target Fund and its shareholders.

The following is a summary of the material factors that the Board considered in approving the Reorganizations and recommending that shareholders of each Fund approve the applicable Reorganization:

•	the Reorganization was recommended by the Adviser as investment adviser to the Fund;

•	the reasonableness of the terms and conditions of the Agreement, including that the Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Code such that the Fund and its shareholders are not expected to recognize gain or loss for U.S. federal income tax purposes (except for any fractional shares redeemed by the Fund prior to the Reorganization);

•	the Acquiring Fund has the same investment objective and substantially the same principal investment strategies and principal risks as the Fund;

•	the fundamental and non-fundamental policies of the Fund and the Acquiring Fund are substantially the same, with no material differences;

•	the portfolio managers of the Acquiring Fund will be the same as the portfolio managers of the Fund;

•	the advisory fee for the Acquiring Fund is the same as the advisory fee of the Fund;

•	the Adviser (or its affiliates), and not the Fund or the Acquiring Fund, will pay all direct costs associated with the Reorganization;

•	no sales loads, commissions or other transactional fees would be imposed on the Fund’s shareholders in connection with the Reorganization;

•	the experience and background of the Acquiring Trust’s Board and independent trustees;

•	the service provider structure for the Acquiring Trust and Acquiring Fund is expected to be of a sufficiently high quality so as to benefit the Acquiring Fund and its shareholders, and the Adviser believes that the fees and expenses of the new service provider platform are expected to be no higher than those currently in effect and that the new platform may result in administrative efficiencies over time due to the growth opportunities of the new platform;

•	that the Reorganization will be submitted to the shareholders of the Fund for their approval;

•	that shareholders of the Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Fund shares before the Reorganization; and

•	possible alternatives to the Reorganization, including scenarios where the shareholders of the Target Fund do not approve the Plan.

Based on all of the foregoing, the Board concluded that each Fund’s participation in the proposed Reorganization would be in the best interests of the Fund and its shareholders and would not dilute the interests of the Fund’s existing shareholders. The Board, which is comprised solely of Independent Trustees, unanimously recommends that shareholders of the each Fund approve the Agreement for the reorganization of the Fund.

SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION

Below is a summary of the important terms of the Agreement and the Reorganizations. This summary is qualified in its entirety by reference to the Agreement itself, a form of which is set forth in Exhibit A to this Joint Proxy Statement/Prospectus, and which we encourage you to read in its entirety.

The Reorganizations

•	Each Reorganization is scheduled to occur in the second quarter of 2025 (the “Closing Date”). Each Target Fund will transfer all of its assets to the corresponding Acquiring Fund and the Acquiring Fund will assume all of the Target Fund’s liabilities, as contemplated under the Agreement. The Target Funds then will be liquidated, terminated and dissolved.

•	Shareholders of a Target Fund will receive shares of the corresponding Acquiring Fund as a result of each Reorganization. There are no material differences in shareholder rights between the declaration of trust and bylaws of each of the Target Trust and the Acquiring Trust.

•	Shareholders of a Target Fund will receive shares of the corresponding Acquiring Fund representing an aggregate NAV equal to the aggregate NAV of the Target Fund shares held immediately prior to the closing of its Reorganization, with cash being distributed in lieu of any fractional shares of the Acquiring Fund.

•	TIS Advisors acts as the investment adviser to the Target Funds, and Tortoise Capital, an affiliate under common control with TIS Advisors, will act as the investment adviser to the Acquiring Funds following the Reorganizations. The sub-adviser and portfolio management team for each Acquiring Fund will be the same as the sub-adviser and portfolio management team for the corresponding Target Fund. Each Target Fund and the corresponding Acquiring Fund have identical investment objectives, principal investment strategies and principal risks.

•	Based upon an opinion of counsel, the Reorganizations will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder or by your Target Fund or the Acquiring Funds. A Reorganization will not take place unless all Funds involved in such Reorganization receive a tax opinion from Vedder Price P.C.

Agreement and Plan of Reorganization

The shareholders of each Target Fund are being asked to approve an Agreement for their Target Fund substantially in the form attached as Exhibit A. The description of the Agreement contained herein includes certain material provisions of the Agreement.

Determination of Net Asset Value. If a Reorganization is approved, the Acquiring Fund will issue to the Target Fund a number of the Acquiring Fund’s shares representing an aggregate NAV equal to the aggregate NAV of the Target Fund shares held immediately prior to the closing of the Reorganization, with cash being distributed in lieu of any fractional shares of the Acquiring Fund.

Conditions to Closing the Reorganization. The obligation of each Fund to consummate its Reorganization is subject to the satisfaction or waiver of certain conditions, including each Fund’s performance of all its obligations under the Agreement, the receipt of certain documents and financial statements from the Target Funds and the receipt of all consents, orders and permits necessary to consummate each Reorganization. The obligations of the Acquiring Funds and the Target Funds are subject to the approval of the Agreement by the necessary vote of the outstanding shares of the Target Funds with respect to each Reorganization. Each Reorganization is not contingent on the closing of the other Reorganization. The Funds’ obligations are also subject to the receipt of an opinion of Vedder Price P.C. as to the United States federal income tax consequences of the Reorganizations.

Termination of the Agreement. The Target Trust Board or the Acquiring Trust Board may terminate the Agreement with respect to a Reorganization (even if the shareholders of the Target Funds have already approved it) at any time prior to the Closing Date, by (i) the mutual agreement of the parties without further action by the Target Trust’s Board or the Acquiring Trust’s Board or by resolution of the Acquiring Trust Board or the Target Trust Board, on behalf of the Acquiring Fund or the Target Fund, respectively, if circumstances should develop that, in the opinion of such Board, as applicable, make proceeding with the Agreement inadvisable; (ii) by the Target Trust, on behalf of the Target Fund, if any condition of its obligations set forth in the Agreement has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met; or (iii) by the Acquiring Trust on behalf of the Acquiring Fund, if any condition of its obligations set forth in of the Agreement has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met at any time.

CAPITALIZATION

The following tables set forth as of December 31, 2024: (i) the capitalization of the Target Funds and (ii) the pro forma combined capitalization of the Acquiring Funds assuming each Reorganization had been completed as of such date. If the Reorganizations are consummated, the capitalizations are likely to be different on the Closing Date, potentially materially different, because of daily share purchase and redemption activity in a Target Fund and changes in NAV per share.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Water ESG Fund	$57,959,434	$50.40	1,150,000
Adjustment	$0	$0	0
Pro Forma Acquiring Water Fund	$57,959,434	$50.40	1,150,000

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Pipeline Fund	$690,040,179	$36.70	18,800,000
Adjustment	$0	$0	0
Pro Forma Acquiring Pipeline Fund	$690,040,179	$36.70	18,800,000

DESCRIPTION OF SHARES TO BE ISSUED BY THE ACQUIRING FUNDS

As a general matter, the shares of each Target Fund and each Acquiring Fund have similar voting rights, although there are differences as described under “Additional Information about the Target Funds and the Acquiring Funds—General Comparison of the Target Funds and the Acquiring Funds” at page 26 and the same rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the respective Fund and have no rights to cumulative voting. Shareholders of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote.

Under the organizational documents of the Target Trust, shareholders of each Target Fund are not entitled to dissenter’s rights of appraisal with respect to the applicable Reorganization. Shareholders of each Target Fund, however, may sell their shares on the Exchange before the Closing Date of the applicable Reorganization. After the Reorganizations are consummated, Target Fund shareholders will hold shares of the corresponding Acquiring Fund, which are anticipated to be listed and traded on the Exchange.

The shares of the Target Water ESG Fund and the Target Pipeline Fund are currently listed and traded on the NYSE Arca under the symbols “TBLU” and “TPYP,” respectively. If the Reorganizations are consummated, Target Fund shares will no longer be listed on the NYSE Arca, and each Target Fund will cease to exist. It is anticipated that the shares of the Acquiring Water Fund and the Acquiring Pipeline Fund will be listed and traded on the NYSE under the symbols “TBLU” and “TPYP,” respectively. Reports, proxy materials and other information concerning the Target Funds, and the Acquiring Funds after its shares are listed, may be inspected at the offices of the exchange.

Shares of each Acquiring Fund, when issued pursuant to the term of the Agreement, will be fully paid and non-assessable and have no rights to cumulative voting. Shareholders of the Acquiring Funds have no preference, preemptive, conversion or exchange rights, except as the Acquiring Trust Board may determine from time to time.

Further discussion of the organizational documents and the material provisions thereunder for each of the Target Funds and the Acquiring Funds is available under “Additional Information about the Target Funds and the Acquiring Funds.”

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

As a condition to each Target Fund’s and Acquiring Fund’s obligation to consummate the applicable Reorganization, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) with respect to the Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The acquisition by the Acquiring Fund of substantially all of the properties of the Target Fund in exchange solely for Acquiring Fund’s shares plus cash in lieu of fractional Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund followed by the distribution of Acquiring Fund Shares plus cash in lieu of fractional Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund shares in complete liquidation and termination of the Target Fund will constitute a reorganization under Section 368(a) of the Code.

2.	The Target Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares plus cash in lieu of fractional Acquiring Fund Shares and the assumption of all liabilities of the Target Fund.

3.	The Target Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares plus cash in lieu of fractional Acquiring Fund Shares received by the Target Fund in the Reorganization.

4.	The Acquiring Fund will recognize no gain or loss upon receiving the properties of the Target Fund in exchange solely for Acquiring Fund Shares plus cash in lieu of fractional Acquiring Fund Shares and the assumption of all liabilities of the Target Fund.

5.	The adjusted basis to the Acquiring Fund of the properties of the Target Fund received by the Acquiring Fund in the Reorganizations will be the same as the adjusted basis of those properties in the hands of the Target Fund immediately before the exchange.

6.	The Acquiring Fund’s holding periods with respect to the properties of the Target Fund that the Acquiring Fund acquire in the Reorganizations will include the respective periods for which those properties were held by the Target Fund.

7.	The shareholders of the Target Fund will recognize no gain or loss upon receiving the Acquiring Fund Shares solely in exchange for Target Fund shares, except to the extent the Target Fund Shareholders receive cash in lieu of fractional Acquiring Fund Shares.

8.	The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will be the same as the aggregate basis of Target Fund shares surrendered by the Target Fund Shareholder in exchange therefor (reduced by the amount of any basis allocable to a fractional Acquiring Fund Share for which cash is received).

9.	Each Target Fund Shareholder’s holding period for the Acquiring Fund Shares received by the Target Fund Shareholders in the Reorganization will include the holding period during which the Target Fund Shareholder held Target Fund shares surrendered in exchange therefor, provided that the Target Fund Shareholder held such shares as a capital asset on the date of Reorganization.

No opinion will be expressed as to (1) the effect of the Reorganizations on the Target Funds, the Acquiring Funds or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

The opinion will be based on certain factual representations and assumptions. The opinion will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, a Reorganization may not qualify as a  reorganization for federal income tax purposes, and the Target Funds and Target Fund shareholders may recognize taxable gain or loss as a result of the Reorganization (in addition to any gain on account of cash in lieu of fractional Acquiring Fund Shares).

Any gain the Acquiring Fund realizes after the Reorganization, including any built-in gain in the portfolio investments of the Target Fund, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former shareholders of the Target Fund who hold shares of the Acquiring Fund following the Reorganization). As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have received had the Reorganization not occurred.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

ADDITIONAL INFORMATION ABOUT THE
TARGET FUNDS AND THE ACQUIRING FUNDS

General Comparison of the Target Funds and the Acquiring Funds

Each Target Fund is a non-diversified ETF organized as a series of the Target Trust, an open-end management investment company organized as a Delaware statutory trust. Each Acquiring Fund is a newly created, non-diversified ETF organized as a series of the Acquiring Trust, an open-end management investment company organized as a Maryland statutory trust.

ETF shares trade on a securities exchange, and generally persons buying and selling ETF shares may do so through a broker-dealer and pay and receive the market price per share (plus or minus any applicable commission). ETFs also issue and redeem shares on a continuous basis at NAV in large blocks consisting of a specified number of shares (i.e., a Creation Unit). The Creation Unit feature of an ETF is designed to protect ongoing shareholders from adverse effects that could arise from frequent cash creation and redemption transactions (such as those that occur in a conventional mutual fund). Individual shares of each Acquiring Fund may only be purchased and sold on the secondary market through a broker-dealer. Since shares of each Acquiring Fund trade on securities exchanges in the secondary market at their market price rather than their NAV, the Acquiring Fund’s shares may trade at a price greater than (premium) or less than (discount) the Acquiring Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of an Acquiring Fund (bid) and the lowest price a seller is willing to accept for shares of the Acquiring Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). While each Acquiring Fund has not yet commenced operations, Acquiring Fund information, including each Acquiring Fund’s NAV, market price, premiums and discounts, bid-ask spreads and the median bid-ask spread will be available online as it becomes available at www.tortoiseadvisors.com. Each Acquiring Fund’s distributions are taxable to the extent of its current and accumulated earnings and profits and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when distributed by the tax-deferred account.

The shares of each Target Fund and each Acquiring Fund have similar voting rights. The shareholders of each Target Fund and the shareholders of each Acquiring Fund are entitled to vote on the election or removal of Trustees; however, shareholders of each Target Fund and shareholders of each Acquiring Fund are entitled to vote only on such additional matters relating to the applicable Trust as may be required by law or as the Trustees may consider and determine necessary or desirable. As ETFs, the Target Funds and the Acquiring Funds are generally not required to hold annual meetings of shareholders to elect Trustees. In addition, shareholders of each Target Fund and each Acquiring Fund have the same rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the respective Fund and have no rights to cumulative voting.

The Acquiring Trust Declaration (as defined below) sets forth a process for the bringing of derivative actions by shareholders to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Acquiring Fund or its shareholders because of spurious shareholder demands and derivative actions, whereas derivative actions by shareholders of the Target Funds are governed by case law. The Acquiring Trust Declaration requires that certain actions by shareholders against the Acquiring Trust or an Acquiring Fund be brought only in the Circuit Court for Baltimore City, Maryland, or the U.S. District Court for the District of Maryland (Northern Division) (in each case, to the extent there is subject matter jurisdiction in such court for the claims asserted), and that the right to jury trial be waived to the fullest extent permitted by law. These requirements may result in shareholders having to bring claims in a court that may be less convenient and/or less favorable for a shareholder than one or more other courts. In addition, certain of these requirements may be unenforceable under the federal securities laws because both the Securities Act of 1933, as amended, and the 1940 Act permit claims arising under those acts to be brought in both state and federal court.

Certain Information About the Trustees and Officers

Following the completions of the Reorganizations, the operations of the Acquiring Funds will be overseen by the Acquiring Trust Board. The business of the Acquiring Trust is managed under the direction of the Acquiring Trust Board in accordance with its governing documents, which have been filed with the SEC. The Acquiring Trust Board currently consists of five individuals, four of whom are Independent Trustees. Additional information about each of the current Trustees and officers of the Acquiring Trust may be found in the Statement of Additional Information. The Target Trust Board consists of four Trustees, all of whom are Trustees that are not considered to be “interested persons” of the Funds, as defined by the 1940 Act (“Independent Trustees”).

Maryland Statutory Trusts and the Acquiring Trust’s Governing Documents

The Acquiring Trust is governed by the Maryland Statutory Trust Act (“Maryland Act”), and its declaration of trust and bylaws. The below is a summary of some of the key provisions of applicable Maryland law and the governing documents with respect to the Acquiring Funds. This summary does not purport to be a complete analysis of all items under the governing documents and applicable law, and we refer you to applicable Maryland law and the governing documents.

General. The Acquiring Trust is a statutory trust organized under the laws of Maryland pursuant to a Certificate of Trust, dated as of August 13, 2024, and governed by its Certificate of Trust (the “Acquiring Trust Certificate”), the Third Amended and Restated Declaration of Trust of the Acquiring Trust dated as of November 4, 2024 (the “Acquiring Trust Declaration”) and the Bylaws of the Acquiring Trust (the “Acquiring Trust Bylaws,” together with the Acquiring Trust Certificate and the Acquiring Trust Declaration, the “Acquiring Trust Governing Documents”). Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Trustees and shareholders of a statutory trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth in a trust’s declaration of trust. The Maryland Act provides flexibility to a trust organized under its jurisdiction to provide for many of the terms of its governance in its declaration or other instrument of trust.

The Acquiring Trust Declaration provides that the business and affairs of the Acquiring Trust are managed under the direction of the Trustees and gives the Trustees exclusive and absolute control over the property and business of the Acquiring Trust. In construing the provisions of the Acquiring Trust Declaration, the presumption is in favor of a grant of power to the trustees. The Acquiring Trust Declaration also provides that by becoming a shareholder of an Acquiring Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Acquiring Trust Declaration and any other governing instrument of the Acquiring Trust, such as the Acquiring Trust Bylaws.

Shares of Beneficial Interest. Each Acquiring Fund may issue an unlimited number of shares of beneficial interest for such consideration and on such terms as the Trustees may determine, and all such shares, when issued, will be fully paid and non-assessable. The Acquiring Trust Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Acquiring Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class. Each share of each Acquiring Fund, as a series of the Acquiring Trust, represents an interest in the Acquiring Fund only and not in the assets of any other series of the Acquiring Trust.

Terms of Trustees; Removal of Trustees. The Acquiring Trust Declaration provides that the Trustees of the Acquiring Trust may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. When a vote of shareholders is required to elect Trustees, the Acquiring Trust Declaration provides that such Trustees shall be elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Acquiring Trust Declaration also provides that a retirement policy, which may include a mandatory retirement age, may be adopted by the action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Acquiring Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Acquiring Trust Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Trustees’ Liability and Indemnification. The Acquiring Trust Declaration provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Acquiring Trust or its shareholders, in connection with the affairs of the Acquiring Trust. Each Trustee is required to perform his or her duties in good faith, in a manner he or she reasonably believes to be in the best interests of the Acquiring Trust and with the care that an ordinarily prudent person in a like position would use under similar circumstances. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Acquiring Trust Declaration limits a Trustee’s or officer’s liability to the Acquiring Trust or any shareholder to the fullest extent permitted under current Maryland law, and subject to applicable federal securities laws, including the 1940 Act, by providing that no person who has been a Trustee or officer shall be liable to the Acquiring Trust or its shareholders for monetary damages except (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee or officer is entered in a proceeding based on a finding in the proceeding that the Trustee’s or officer’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Acquiring Trust Declaration also provides that, notwithstanding any other provision to the contrary, no provision of the Acquiring Trust Declaration modifying, restricting, or eliminating the duties or liabilities of the Trustees or officers arising under state law shall (including the standards of conduct set forth in Section 12-402 of the Maryland Act) apply to, or in any way limit, the duties or the liability of such persons under the federal securities laws. The Acquiring Trust Declaration requires the Acquiring Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Acquiring Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. Subject to applicable federal law, expenses related to the defense against any claim to which indemnification may apply shall be advanced by the Acquiring Trust upon receipt of an undertaking by or on behalf of the recipient of those expenses to repay the advanced amount if it is ultimately found that he or she is not entitled to indemnification. In making any determination as to whether a person has engaged in conduct for which indemnification is not available, or as to whether there is reason to believe that such person ultimately will be found entitled to indemnification, such person shall be afforded a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Acquiring Trust Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Shareholder Meetings. Under the Acquiring Trust Governing Documents, each Acquiring Fund is not required to hold an annual meeting of shareholders but will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Acquiring Trust Declaration or the Acquiring Trust Bylaws. Under the Acquiring Trust Bylaws, meetings of shareholders will also be called upon the written request of the shareholders holding shares representing in the aggregate not less than a majority of the voting power of the shares entitled to vote on the matters specified in such written request provided that the request states the purposes of such meeting and the matters proposed to be acted on, and the shareholders requesting such meeting have paid to the Acquiring Trust the reasonably estimated cost of preparing and mailing and/or delivering the notice of the meeting.

Voting Rights. Under the Acquiring Trust Declaration, the Trustees have broad authority to direct the business and affairs of the Acquiring Trust without a vote of shareholders. The Acquiring Trust Declaration provides that shareholders shall not have the power to vote on any matter except (i) for the election or removal of Trustees to the extent and as provided in the Acquiring Trust Declaration, and (ii) with respect to such additional matters relating to the Acquiring Trust as may be required by law or as the Trustees may consider and determine necessary or desirable. Any action taken by shareholders shall require the affirmative vote of the holders of shares representing a majority, except in the case of the election of Trustees which shall only require a plurality, of votes cast at a meeting of shareholders at which a quorum is present, except as may be otherwise required by applicable law or by the Acquiring Trust Declaration. Consistent with the Maryland Act, any other actions may be taken by the Trustees without seeking the consent of shareholders. For example, the Trustees are empowered to amend the Acquiring Trust Declaration or authorize the merger or consolidation of the Acquiring Trust or an Acquiring Fund into another trust or entity, reorganize the Acquiring Trust or an Acquiring Fund into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Acquiring Trust or an Acquiring Fund to another entity, or a series or class of another entity, terminate the Acquiring Trust or any series or class, or adopt or amend the Acquiring Trust Bylaws, in each case without shareholder approval if the 1940 Act would not require such approval.

The Acquiring Trust Declaration provides that each shareholder of the Acquiring Trust is entitled to one vote per share on any matter on which the shares are entitled to vote. All shareholders of record of all series and classes of the Acquiring Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.

Shareholder Liability. The Acquiring Trust Declaration provides that shareholders of an Acquiring Fund are not personally liable for the obligations of the Acquiring Fund and requires the Acquiring Fund to indemnify a shareholder against any loss or expense claimed solely because of the shareholder’s being or having been a shareholder. Each Acquiring Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.

Inspection Rights. The Acquiring Trust Governing Documents provide that shareholders shall only have such right to inspect the records, documents, accounts and books of the Acquiring Trust or any series or class thereof as required by law (other than the Maryland Act) and may be granted from time to time by the Trustees in their sole discretion.

Involuntary Redemption by Trust. Under the Acquiring Trust Declaration, each Acquiring Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Acquiring Fund with identification required by law, or if the Acquiring Fund is unable to verify the information received from the shareholder. Additionally, shares of an Acquiring Fund may be redeemed in connection with the closing of small accounts.

Quorum and Voting. Under the Acquiring Trust Governing Documents, the holders of outstanding shares entitled to vote and present in person or by proxy representing one-third (33 1/3%) of the voting power of the Acquiring Trust shall constitute a quorum at any meeting of the Shareholders, except that where pursuant to any provision of law, the Acquiring Trust Declaration or the Acquiring Trust Bylaws, a vote shall be taken by individual series or class then outstanding shares entitled to vote and present in person or by proxy representing one-third (33 1/3%) of the voting power of that series or class shall be necessary to constitute a quorum for the transaction of business by that series or class. For the purposes of establishing whether a quorum is present, all Shares present and entitled to vote, including abstentions and broker non-votes, shall be counted. If a quorum is present at any meeting, a majority of the shares voted decide any question, except if a plurality vote is necessary for the election of Trustees and except as may be otherwise required by applicable law or any other provision of the Acquiring Trust Declaration or the Acquiring Trust Bylaws. If the 1940 Act requires approval of a majority of the outstanding voting securities, then the vote required by the 1940 Act is the lesser of: (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

Disclosure of Shareholder Holdings. The Acquiring Trust Declaration specifically requires shareholders, upon demand, to disclose to an Acquiring Fund such information with respect to their ownership of shares of the Acquiring Fund, whether direct or indirect, as the Trustees may deem necessary to comply with various laws or regulations or for such other purpose as the Trustees may decide. Each Acquiring Fund may disclose such ownership information if required by law or regulation, or as the Trustees otherwise decide.

Derivative Actions. The Acquiring Trust Declaration sets forth a process for the bringing of derivative actions by shareholders to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to an Acquiring Fund or its shareholders because of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders (or in the case of a derivative action based on claims arising under the federal securities laws, by at least one shareholder) must be made on the Trustees. The Acquiring Trust Declaration details information, certifications, undertakings, and acknowledgements that must be included in the demand. The Trustees of the Acquiring Trust are not required to consider a demand that is not submitted in accordance with the requirements contained in the Acquiring Trust Declaration. The Acquiring Trust Declaration also requires that, to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds (except with respect to derivative actions based on claims arising under the federal securities laws). The Trustees of the Acquiring Trust have a period of 90 days, which may be extended for an additional period not to exceed 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Acquiring Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the Acquiring Trust’s Independent Trustees determines that maintaining the suit would not be in the best interests of an Acquiring Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Acquiring Trust in connection with the consideration of the demand, if, in the judgment of the Acquiring Trust’s Independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Acquiring Trust Declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees. Notwithstanding the foregoing, shareholders will not be responsible for such costs and expenses in connection with a demand or derivative action to the extent that such demand or derivative action is based on claims arising under the federal securities laws, but only with respect to such claims arising under the federal securities laws.

The Acquiring Trust Declaration further provides that each Acquiring Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Acquiring Fund is obligated to pay shall be calculated using reasonable hourly rates. The Acquiring Trust Declaration further provides that no provision of the Acquiring Trust Declaration will be effective to require a waiver of compliance with any provision of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or the 1940 Act, or of any valid rule, regulation or order of the Commission thereunder.

Forum Selection. The Acquiring Trust Declaration requires that certain actions by shareholders against the Acquiring Trust or an Acquiring Fund be brought only in the Circuit Court for Baltimore City, Maryland, or the U.S. District Court for the District of Maryland (Northern Division) (in each case, to the extent there is subject matter jurisdiction in such court for the claims asserted), and that the right to jury trial be waived to the fullest extent permitted by law. This requirement may result in shareholders having to bring claims in a court that may be less convenient and/or less favorable for a shareholder than one or more other courts.

Preemptive Rights. Under the Acquiring Trust Declaration, shareholders of an Acquiring Fund are not entitled to any appraisal rights with respect to their shares and, except as the Trustees may determine, shall have no preemptive, conversion, exchange, or similar rights.

Amendments to Governing Documents. The Acquiring Trust Declaration generally may be amended by action of a majority of the Trustees without the vote of shareholders, but no amendment may be made to the Acquiring Trust Declaration that impairs the exemption from personal liability granted in the Acquiring Trust Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Acquiring Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Acquiring Trust Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Acquiring Trust Declaration prior to the amendment. The Acquiring Trust Bylaws may be amended by action of a majority of the Trustees.

Delaware Statutory Trusts and the Target Trust’s Governing Documents

The Target Trust is governed by the Delaware Statutory Trust Act (“Delaware Act”), and its Declaration of Trust and Bylaws. The below is a summary of some of the key provisions of applicable Delaware law and the governing documents with respect to the Target Funds. This summary does not purport to be a complete analysis of all items under the governing documents and applicable law, and we refer you to applicable Delaware law and the governing documents.

General. The Target Trust is a statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust, dated as of January 27, 2011, and governed by the Amended and Restated Declaration of Trust of the Target Trust dated as of November 16, 2016 (the “Target Trust Declaration”) and the Bylaws of the Target Trust (the “Target Trust Bylaws,” together with the Target Trust Declaration, the “Target Trust Governing Documents”). Delaware law provides a statutory framework for the powers, duties, rights and obligations of the Trustees and shareholders of a statutory trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth in a trust’s declaration of trust. The Delaware Act provides flexibility to a trust organized under its jurisdiction to provide for many of the terms of its governance in its declaration or other instrument of trust. The Target Trust Declaration provides that the business of the Target Trust is managed by the Trustees and in construing the provisions of the Target Trust Declaration, the presumption is in favor of a grant of power to the Trustees. The Target Trust Declaration also provides that by becoming a shareholder of a Target Fund, each shareholder will be expressly held to have agreed to be bound by the provisions of the Target Trust Declaration and any other governing instrument of the Target Trust, such as the Target Trust Bylaws.

Shares of Beneficial Interest. The Trustees of the Target Trust have the power to issue unlimited shares, authorize the division of shares into separate series, and authorize the division of series into separate classes of shares without shareholder approval. The Target Declaration provides that the Trustee may establish and designate variations in the relative rights and preferences as between the different series. All shares when issued under the Target Trust Declaration on the terms determined by the Trustees will be fully paid and non-assessable. The Trustees have the authority to provide from time to time that the holders of shares of any series or class will have the right to convert or exchange such shares for or into shares of one or more other series or classes or for interests in one or more other trusts, corporations, or other business entities (or a series or class of any of the foregoing) in accordance with such requirements and procedures as may be established by the Trustees from time to time. The Trustees also have the authority, without the approval of the shareholders of any series unless otherwise required by the 1940 Act, to combine the assets and liabilities held with respect to any two or more series into assets and liabilities held with respect to a single series.

Terms of Trustees; Removal of Trustees. The Target Trust Declaration provides that the Trustees of the Target Trust may fix the number of Trustees constituting the Board by a written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Board, provided, however, that the number of Trustees will in no event be less than one (1) nor more than fifteen (15). Subject to the requirements of the 1940 Act, the Target Trust Declaration provides that Trustees, by action of a majority of the then acting Trustees at a duly constituted meeting, may fill vacancies in the Board or remove Trustees with or without cause. The Target Trust Declaration also provides that any Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the trust. A meeting of shareholders for the purpose of electing or removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of shareholders owning 10% or more of the shares of the Target Trust in the aggregate.

Trustees’ Liability and Indemnification. The Target Trust Declaration provides that the Target Trust will indemnify each of its Trustees, against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding of any kind and nature whatsoever, whether brought in the right of the Target Trust or otherwise, and whether of a civil, criminal or administrative nature, before any court or administrative or legislative body, including any appeal therefrom, in which he or she may be involved as a party, potential party, non-party witness or otherwise or with which he may be threatened, while as an indemnified person or thereafter, by reason of being or having been such an indemnified person, except against any liability to the Target Trustor its shareholders to which such indemnified person would otherwise be subject by reason of bad faith, willful misconduct, or gross negligence of his duties involved. Expenses, including accountants’ and counsel fees so incurred by any such indemnified person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Target Trust or a series in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts so paid to the Target Trust if it is ultimately determined that indemnification of such expenses is not authorized under the Target Trust Declaration and either (i) such Indemnified person provides security for such undertaking, (ii) the Target Trust is insured against losses arising by reason of such payment, or (iii) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such indemnified person ultimately will be found entitled to indemnification.

Shareholder Meetings. Under the Target Trust Governing Documents, a meeting of the shareholders may be called by the Trustees for the purposes of electing Trustees and for taking action upon any other matter deemed by the Trustees to be necessary or desirable. Target Trust Governing Documents provide that meetings of the shareholders will be called by any Trustee upon written request of shareholders holding, in the aggregate, not less than 10% of the shares, such request specifying the purpose or purposes for which such meeting is to be called. The Target Trust Governing Documents further provide that a meeting of shareholders may be held at any place designated by the Trustees. Written notice of any meeting of shareholders will be given or caused to be given by the Trustees by mailing such notice at least seven (7) days before such meeting, postage prepaid, stating the time and place of the meeting, to each shareholder at the shareholder’s address as it appears on the records of the Trust. Whenever notice of a meeting is required to be given to a shareholder under the Target Trust Declaration or the Target Trust Bylaws, a written waiver thereof, executed before or after the meeting by such shareholder or his attorney thereunto authorized and filed with the records of the meeting, will be deemed equivalent to such notice.

Voting Rights. The 1940 Act provides that shareholders of the Target Funds have the power to vote with respect to certain matters: specifically, for the election of Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental. The governing documents of the Target Trust provide that shareholders have the right to vote (a) for the election and removal of Trustees to the extent required by law, including filling any vacancies on the Target Funds’ Board, at a meeting called for that purpose by the Target Funds’ Board, or, to the extent provided by the 1940 Act, the shareholders; (b) to approve additional matters as may be required by law, the governing documents, or any registration statement filed with the SEC or any state, or (c) on such other matters as the Trustees may consider necessary or desirable.

The governing documents of the Target Trust further provide that each shareholder is entitled to one vote for each full share held, and a fractional vote for each fractional share held, and that each Target Fund will vote separately on matters relating solely to it. Shareholders of the Target Funds are not entitled to cumulative voting in the election of Trustees.

Shareholder Liability. The Target Trust Governing Documents generally provide that shareholders will not be subject to personal liability for the obligations of a Target Fund. Shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. Neither the Target Trust nor the Trustees, nor any officer, employee nor agent of the Target Trust have any power to bind personally any shareholders, nor, except as specifically provided in the Target Trust Declaration, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay.

Inspection Rights. The Target Trust Governing Documents provide that the original or a copy of the Declaration of Trust and of each restatement and/or amendment hereto will be kept at the office of the Target Trust where it may be inspected by any shareholder.

Involuntary Redemption by Trust. Under the Target Trust Declaration, the Target Trust will have the right to redeem shares of any shareholder at the net asset value for any reason under the terms established by the Trustees from time to time including but not limited to: (i) if at such time such shareholder owns shares of any series having an aggregate net asset value of less than an amount determined from time to time by the Trustees; (ii) to the extent that such shareholder owns shares of a particular series equal to or in excess of a percentage of the outstanding shares of that series determined from time to time by the Trustees; (iii) the failure of a shareholder to supply a tax identification number or other identification or if the Target Trust is unable to verify a shareholder’s identity; (iv) the failure of a shareholder to pay when due the purchase price of shares, (v) when the Target Trust is requested or compelled to do so by governmental authority; or (vi) the determination by the Trustees or pursuant to policies and procedures adopted by the Trustees that ownership of shares is not in the best interest of the remaining shareholders of the Target Trust or applicable series or class.

Quorum and Voting. The Target Trust Governing Documents provide that, except as otherwise required by the 1940 Act or other applicable law, thirty-three and one-third percent (33 and 1/3%) of the shares present or represented by proxy and entitled to vote at a shareholder meeting will constitute a quorum and, if a quorum is present at any meeting, a majority of the shares voted decide any question, except if a plurality vote is necessary for the election of Trustees. If the 1940 Act requires approval of a majority of the outstanding voting securities, then the vote required by the 1940 Act is the lesser of: (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

Submission of Shareholder Proposals. The Target Trust does not have provisions in its governing documents that require shareholders to provide advance notice to the Target Funds, as applicable, in order to present a proposal at a shareholder meeting. Nonetheless, the federal securities laws, which apply to the Target Funds, require that certain conditions be met to present any proposal at a shareholder meeting. The matters to be considered and brought before an annual or special meeting of shareholders of the Target Funds are limited to only those matters, including the nomination and election of Trustees, which are properly brought before the meeting. These requirements are intended to provide the Target Funds’ Board the opportunity to better evaluate the proposal and provide additional information to shareholders for their consideration in connection with the proposal. Failure to satisfy the requirements of these advance notice provisions means that a shareholder may not be able to present a proposal at an annual or special shareholder meeting.

Derivative Actions. Under the Delaware Act, a shareholder may bring a derivative action if Trustees with authority to do so have refused to bring the action or if a demand upon the Trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (1) was a shareholder at the time of the transaction complained about or (2) acquired the status of shareholder by operation of law or pursuant to the governing instruments from a person who was a shareholder at the time of the transaction.

The Target Trust Governing Documents provide that shareholders owning at least 10% of the Target Funds must join in bringing a derivative action. In addition, the governing documents of the Target Trust also provide that a shareholder of a Target Fund may only bring a derivative action if the following conditions are met: (i) the shareholder must make a pre-suit demand upon the Target Funds’ Board to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and a demand on the Trustees will only be deemed not likely to succeed and therefore excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee will not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a shareholder demand by virtue of the fact that such Trustee receives remuneration for his service as a Trustee of the Target Trust or as a Trustee or director of one or more investment companies that are under common management with or otherwise affiliated with the Target Trust; and (ii) unless a demand is not required under clause (i) of this paragraph, the Target Trust’s Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the Trustees will be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the shareholder making such request to reimburse the Target Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. The Target Trust’s Trustees may designate a committee of two or more Trustees to consider a shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue.

For the avoidance of doubt, the limitations stated herein regarding the ability of Target Funds’ shareholders to bring a derivative action do not apply to claims brought under the federal securities laws.

Forum Selection. The Target Trust Declaration does not contain a provision regarding forum selection.

Preemptive Rights. Under the Target Trust Declaration, shareholders will have no preemptive or other right to subscribe to any additional shares or other securities issued by the Target Trust or any series.

Amendment of Governing Documents. Except as otherwise required by applicable law, the Target Funds’ Board generally has the right to amend the governing instruments without shareholder approval; provided that before adopting any such amendment without shareholder approval the Board of Trustees will determine that it is consistent with the fair and equitable treatment of all shareholders or that shareholder approval is not otherwise required by the 1940 Act. Shareholder approval is required for an amendment to the Target Trust Declaration that would adversely affect to a material degree the voting rights and liquidation preferences of the shares of any series (or class). The Target Trust Bylaws may be amended, and/or restated at any time, without shareholder approval.

Service Providers

Below is information on the service providers that will continue to provide substantially similar services to the Acquiring Funds as they currently provide to the Target Funds. Except with respect to the independent registered public accounting firm and legal counsel, each service provider to the Acquiring Funds will be the same as the service provider to the Target Funds.

The Investment Adviser

TIS Advisors, located at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211, serves as investment adviser to the Target Water ESG Fund. Following the Reorganization, Tortoise Capital, also located at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211, will serve as the investment adviser to the Acquiring Water Fund, and the personnel of TIS Advisors who perform services for the Water Funds will remain employees of Tortoise Capital. TIS Advisors is indirectly controlled by Lovell Minnick Partners LLC (“Lovell Minnick”) and is an indirect wholly-owned subsidiary of Tortoise Parent Holdco LLC (“Tortoise”). An entity formed by Lovell Minnick owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in Tortoise.

TIS Advisors provides actively researched indices and passively managed exchange-traded products and Tortoise Capital currently provides actively managed exchange-traded products. Tortoise’s proprietary indices are intended to fill a void in the essential asset universe and provide benchmarks for use by investment professionals, research analysts and industry executives to analyze relative performance as well as to provide a basis for passively managed exchange-traded products. The investment advisors define essential assets as “those assets and services that are indispensable and necessary to the functioning of our infrastructure, our economy and our society as a whole.”

TIS Advisors serves as the investment adviser to the Target Water ESG Fund pursuant to an Investment Advisory Agreement between TIS Advisors and the Target Trust on behalf of the Target Water ESG Fund (the “Current Water ESG Fund Advisory Agreement”). Tortoise Capital Advisors, L.L.C. will serve as the investment adviser to the Acquiring Water Fund pursuant to an investment advisory agreement between TIS Advisors and the Acquiring Trust, on behalf of the Acquiring Water Fund (the “New Water Fund Advisory Agreement”). The fees payable to TIS Advisors under the Current Water ESG Fund Advisory Agreement and to Tortoise Capital under the New Water Fund Advisory Agreement are identical. Under each Agreement, the investment adviser is paid from the Target Water ESG Fund or Acquiring Water Fund, as applicable, a unified fee, which is calculated daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of the Water Fund. During the fiscal year ended November 30, 2024, the Target Water ESG Fund paid TIS Advisors a fee of 0.40% of its average daily net assets. Under both the Current Water ESG Fund Advisory Agreement and the New Water Fund Advisory Agreement, the investment adviser has agreed to pay all expenses incurred by the Water Fund except for the advisory fee, interest, taxes, brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions), legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, acquired fund fees and expenses, any fees and expenses related to the provision of securities lending services, extraordinary expenses, and distribution fees and expenses paid by the Target Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. The services provided by TIS Advisors under the Current Target Water ESG Fund Advisory Agreement and by Tortoise Capital under the New Water ESG Advisory Agreement are substantially the same.

A discussion of the factors the Target Trust Board considered in approving the Target Water ESG Fund Advisory Agreement is included in the Target Water ESG Fund’s Form N-CSR filing for the period ended May 31, 2024. A discussion of the factors that the Acquiring Trust Board considered in approving the New Water Fund Advisory Agreement will be included in the Acquiring Water Fund’s next Form N-CSR filing, when available.

The Sub-Adviser

Exchange Traded Concepts, LLC (the “Sub-Adviser” or “ETC”), located at 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120, serves as sub-adviser to the Target Water ESG Fund and will serve as sub-adviser to the Acquiring Water Fund. For both the Target Water ESG Fund and the Acquiring Water Fund, the Sub-Adviser is responsible for the day-to-day management of the Water Fund and is responsible for trading portfolio securities for the Water Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the Indexes, subject to the oversight of the Water Fund’s investment adviser and the Board.

The Sub-Adviser serves as the sub-adviser to the Target Water ESG Fund pursuant to a Sub-Advisory Agreement between the Sub-Adviser and the Target Trust on behalf of the Target Water ESG Fund (the “Current Water ESG Fund Sub-Advisory Agreement”). The Sub-Adviser will serve as the sub-adviser to the Acquiring Water Fund pursuant to a sub-advisory agreement between the Sub-Adviser and Tortoise Capital with respect to the Acquiring Water Fund (the “New Water Fund Sub-Advisory Agreement”). The fees payable to the Sub-Adviser under both the Current Water ESG Fund Sub-Advisory Agreement and the New Water ESG Fund Sub-Advisory Agreement are identical. Under each Agreement, the Sub-Adviser is paid a fee by the Water Fund’s investment adviser for its services, which fee is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Water Fund, at a rate of 0.035% on the first $250 million of the Water Fund’s net assets; and 0.025% on the next $250 million of the Water Fund’s net assets; and 0.02% on Water Fund net assets in excess of $500 million. The services provided by the Sub-Adviser under each Agreement are substantially the same.

A discussion of the factors the Target Trust Board considered in approving the Current Water ESG Fund Sub-Advisory Agreement is included in the Target Water ESG Fund’s Form N-CSR for the period ended May 31, 2024. A discussion of the factors that the Acquiring Trust Board considered in approving the New Water Fund Sub-Advisory Agreement will be included in the Acquiring Water Fund’s next Form N-CSR filing, when available.

Portfolio Managers

The portfolio managers of the Target Water ESG Fund, as discussed below, will be identical for the Acquiring Water Fund. The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Water Fund.

Andrew Serowik. Mr. Serowik is a Portfolio Manager of ETC. Mr. Serowik began his career at Spear, Leeds & Kellogg (“SLK”), continuing with Goldman Sachs after its acquisition of SLK. During his career of more than 18 years at the combined companies, he held various leadership roles, including managing the global Quant ETF Strats team and managing One Delta ETF Strats. Mr. Serowik graduated from the University of Michigan in 1999 with a Bachelor of Business Administration degree in Finance.

Gabriel Tan, CFA. Mr. Tan is a Portfolio Manager of ETC. He began his career at UBS and BBR Partners where he worked as a financial planning analyst and a portfolio strategist for over four years. Mr. Tan graduated from the University of North Carolina – Chapel Hill in 2013 with a B.S. in Business Administration, a B.A. in Economics, and a Minor in Chinese. He is a CFA charterholder.

Todd Alberico. Mr. Alberico is a Portfolio Manager of ETC. Prior to joining ETC, Mr. Alberico worked at Virtu Financial (formerly KCG) for six years. Mr. Alberico graduated from St. John’s University in 2004 with a Bachelor of Science.

Brian Cooper. Mr. Cooper is a Portfolio Manager of ETC. Prior to joining ETC, Mr. Cooper worked at Falcon Management Corporation for 14 years. Mr. Cooper graduated from Pennsylvania State University in 2002 with a B.S. in Finance and a Minor in Business Law.

Comparison of Management of the Funds

The Investment Adviser

TIS Advisors, located at is 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211, serves as investment adviser to the Target Pipeline Fund. Following the Reorganization, Tortoise Capital, also located at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211, will serve as the investment adviser to the Acquiring Pipeline Fund, and the personnel of TIS Advisors who perform services for the Pipeline Funds will become employees of Tortoise Capital. TIS Advisors is indirectly controlled by Lovell Minnick Partners LLC (“Lovell Minnick”) and is an indirect wholly-owned subsidiary of Tortoise Parent Holdco LLC (“Tortoise”). An entity formed by Lovell Minnick owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in Tortoise.

TIS Advisors provides passively managed exchange-traded products and Tortoise Capital currently provides actively managed exchange-traded products. Tortoise’s proprietary indices are intended to fill a void in the essential asset universe and provide benchmarks for use by investment professionals, research analysts and industry executives to analyze relative performance as well as to provide a basis for passively managed exchange-traded products. The investment advisers define essential assets as “those assets and services that are indispensable and necessary to the functioning of our infrastructure, our economy and our society as a whole.”

TIS Advisors serves as the investment adviser to the Target Pipeline Fund pursuant to an Investment Advisory Agreement between TIS Advisors and the Target Trust on behalf of the Target Pipeline Fund (the “Current Pipeline Fund Advisory Agreement”). Tortoise Capital will serve as the investment adviser to the Acquiring Pipeline Fund pursuant to an investment advisory agreement between TIS Advisors and the Acquiring Trust, on behalf of the Acquiring Pipeline Fund (the “New Pipeline Fund Advisory Agreement”). The fees payable to TIS Advisors under the Current Pipeline Fund Advisory Agreement and to Tortoise Capital under the New Pipeline Fund Advisory Agreement are identical. Under each Agreement, the investment adviser is paid from the Target Pipeline Fund or Acquiring Pipeline Fund, as applicable, a unified fee, which is calculated daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of the Pipeline Fund. During the fiscal year ended November 30, 2024, the Target Pipeline Fund paid TIS Advisors a fee of 0.40% of its average daily net assets. Under both the Current Pipeline Fund Advisory Agreement and the New Pipeline Fund Advisory Agreement, the investment adviser has agreed to pay all expenses incurred by the Pipeline Fund except for the advisory fee, interest, taxes, brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions), legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, acquired fund fees and expenses, any fees and expenses related to the provision of securities lending services, extraordinary expenses, and distribution fees and expenses paid by the Target Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. The services provided by TIS Advisors under the Current Pipeline Fund Advisory Agreement and by Tortoise Capital under the New Pipeline Fund Advisory Agreement are substantially the same.

A discussion of the factors the Target Trust Board considered in approving the Current Pipeline Fund Advisory Agreement is included in the Target Pipeline Fund’s Form N-CSR filing dated May 31, 2024. A discussion of the factors that the Acquiring Trust Board considered in approving the New Pipeline Fund Advisory Agreement will be included in the Acquiring Pipeline Fund’s next N-CSR filing, when available.

The Sub-Adviser

Exchange Traded Concepts, LLC the Sub-Adviser, located at 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120, serves as sub-adviser to the Target Pipeline Fund and the Acquiring Pipeline Fund. For both the Target Pipeline Fund and the Acquiring Pipeline Fund, the Sub-Adviser is responsible for the day-to-day management of the Pipeline Fund and is responsible for trading portfolio securities for the Pipeline Funds, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the Indexes, subject to the oversight of the Pipeline Fund’s investment adviser and the Board.

The Sub-Adviser serves as the sub-adviser to the Target Pipeline Fund pursuant to a Sub-Advisory Agreement between the Sub-Adviser and the Target Trust on behalf of the Target Pipeline Fund (the “Current Pipeline Fund Sub-Advisory Agreement”). The Sub-Adviser will serve as the sub-adviser to the Acquiring Pipeline Fund pursuant to a sub-advisory agreement between the Sub-Adviser and Tortoise Capital with respect to the Acquiring Pipeline Fund (the “New Pipeline Fund Sub-Advisory Agreement”). The fees payable to the Sub-Adviser under both the Current Pipeline Fund Sub-Advisory Agreement and the New Pipeline Fund Sub-Advisory Agreement are identical. Under each Agreement, the Sub-Adviser is paid a fee by the Pipeline Fund’s investment adviser for its services, which fee is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Pipeline Fund at a rate of 0.035% on the first $250 million of the Pipeline Fund’s net assets; 0.025% on the next $250 million of the Pipeline Fund’s net assets; and 0.02% on Pipeline Fund net assets in excess of $500 million. The services provided by the Sub-Adviser under each Agreement are substantially the same.

A discussion of the factors the Target Trust Board considered in approving the Current Pipeline Fund Sub-Advisory Agreement is included in the Target Pipeline Fund’s Form N-CSR for the period ended May 31, 2024. A discussion of the factors that the Acquiring Trust Board considered in approving the New Pipeline Fund Sub-Advisory Agreement will be included in the Acquiring Pipeline Fund’s next Form N-CSR filing, when available.

Portfolio Managers

The portfolio managers of the Target Pipeline Fund, as discussed below, will be identical for the Acquiring Pipeline Fund. The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Water Fund.

Andrew Serowik. Mr. Serowik is a Portfolio Manager of ETC. Mr. Serowik began his career at Spear, Leeds & Kellogg (“SLK”), continuing with Goldman Sachs after its acquisition of SLK. During his career of more than 18 years at the combined companies, he held various leadership roles, including managing the global Quant ETF Strats team and managing One Delta ETF Strats. Mr. Serowik graduated from the University of Michigan in 1999 with a Bachelor of Business Administration degree in Finance.

Gabriel Tan, CFA. Mr. Tan is a Portfolio Manager of ETC. He began his career at UBS and BBR Partners where he worked as a financial planning analyst and a portfolio strategist for over four years. Mr. Tan graduated from the University of North Carolina – Chapel Hill in 2013 with a B.S. in Business Administration, a B.A. in Economics, and a Minor in Chinese. He is a CFA charterholder.

Todd Alberico. Mr. Alberico is a Portfolio Manager of ETC. Prior to joining ETC, Mr. Alberico worked at Virtu Financial (formerly KCG) for six years. Mr. Alberico graduated from St. John’s University in 2004 with a Bachelor of Science.

Brian Cooper. Mr. Cooper is a Portfolio Manager of ETC. Prior to joining ETC, Mr. Cooper worked at Falcon Management Corporation for 14 years. Mr. Cooper graduated from Pennsylvania State University in 2002 with a B.S. in Finance and a Minor in Business Law.

Distributor

Quasar Distributors, LLC, (the “Distributor”), Three Canal Plaza, Suite 100 Portland, Maine 04101 serves as distributor to the Target Funds and the Acquiring Funds.

Fund Administration Servicing Agreement

U.S. Bank, Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as administrator to the Target Funds and the Acquiring Funds.

Transfer Agent, Custodian and Fund Accountant

Fund Services acts as the Target Funds’ and the Acquiring Funds’ transfer agent and dividend disbursing agent. Fund Services also serves as fund accountant for the Target Funds and the Acquiring Funds.

Custody services for the Target Funds and the Acquiring Funds are provided by U.S. Bank, N.A., 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212. As custodian, U.S. Bank, N.A. controls all securities and cash for the Target Funds and the Acquiring Funds, receives and pays for securities purchased, delivers against payment for securities sold, receives and collects income from investments, makes all payments for Fund expenses and performs other administrative services, as directed in writing by authorized officers of the Target Funds and the Acquiring Funds. Fund Services and U.S. Bank, N.A. are affiliates.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 700 Nicolet Mall, Suite 500, Minneapolis, Minnesota 55402, is the independent registered public accounting firm to the Target Funds. Ernst & Young LLP audits and reports on the Target Funds’ annual financial statements and reviews certain regulatory reports and the Funds’ federal income tax returns.

Tait, Weller & Baker LLP, (“Tait Weller”), Two Liberty Place, 50 S. 16th Street, Philadelphia, Pennsylvania 19102, serves as the independent registered public accounting firm for the Acquiring Funds. Tait Weller will audit and report on the Acquiring Funds’ annual financial statements and review certain regulatory reports and the Funds’ federal income tax returns.

Legal Counsel to the Funds

Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103, serves as legal counsel to the Target Funds. Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Acquiring Funds.

Federal Income Tax Matters Associated with an Investment in the Acquiring Fund

The following discussion is a general summary of material U.S. federal income tax considerations affecting each Acquiring Fund and its shareholders that are U.S. holders (as defined below). The discussion reflects applicable U.S. federal income tax laws as of the date of this Joint Proxy Statement/Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS, possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate, gift, state, local or foreign tax considerations affecting an Acquiring Fund and its shareholders (including shareholders owning large positions in the Acquiring Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in an Acquiring Fund, including applicable federal, state, local and foreign tax consequences to them or the effect of possible changes in tax laws.

In addition, no attempt is made to address tax considerations applicable to an investor with a special tax status, such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of an Acquiring Fund as part of a hedging, integrated, conversion or straddle transaction or constructive sale, trader in securities that has elected the mark-to-market method of accounting for its securities, U.S. holder (as defined below) whose functional currency is not the U.S. dollar, investor with “applicable financial statements” within the meaning of section 451(b) of the Code, or non-U.S. holders. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes each Acquiring Fund’s shares are held by U.S. holders and that such shares are held as capital assets.

A U.S. holder is a beneficial owner of the shares of the Acquiring Fund that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a United States person for U.S. federal income tax purposes.

A “Non-U.S. holder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

This federal income tax summary is based in part on the advice of counsel to the Acquiring Funds. The IRS could disagree with any conclusions set forth in this section. The following disclosure may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax adviser.

Acquiring Fund Status. Each Acquiring Fund intends to qualify as a RIC under the Code. If an Acquiring Fund qualifies as a RIC and distributes to its shareholders at least 90% of the sum of (1) its “investment company taxable income,” as that term is defined in the Code (which includes, among other items, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (2) the excess of its gross tax-exempt interest income, if any, over certain deductions attributable to such interest income that are otherwise disallowed, the Acquiring Fund will be relieved of U.S. federal income tax on any income of the Acquiring Fund, including long-term capital gains, distributed to shareholders. However, if an Acquiring Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates on the amount retained. The Acquiring Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest and net capital gain.

If an Acquiring Fund fails to qualify as a RIC in any taxable year, it will be taxed in the same manner as an ordinary corporation on its taxable income and distributions to the Acquired Fund’s shareholders will not be deductible by the Fund in computing its taxable income.

Under the Code, each Acquiring Fund generally will also be subject to a nondeductible 4% federal excise tax on the undistributed portion of its ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (1) 98% of an Acquiring Fund’s ordinary income (computed on a calendar year basis), (2) 98.2% of the Acquiring Fund’s capital gain net income (generally computed for the one-year period ending on October 31), and (3) certain amounts from previous years to the extent such amounts have not been treated as distributed or been subject to tax under Subchapter M of the Code. Each Acquiring Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal conditions, does not currently expect to be subject to this excise tax.

If an Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such income it is required to accrue, to qualify as a RIC and avoid federal income and excise taxes. Therefore, an Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

Certain of each Acquiring Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rate applicable to ordinary income, (2) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert long-term capital gain into short-term capital gain or ordinary income, (5) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (6) cause the Acquiring Fund to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions, and (9) produce income that will not be included in the sources of income from which a RIC must derive at least 90% of its gross income each year. While it may not always be successful in doing so, each Acquiring Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

Distributions. Each Acquiring Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of your Acquiring Fund into different categories, including identifying ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary income tax rate, however, as further discussed below certain ordinary income distributions received from an Acquiring Fund may be taxed at the capital gains income tax rates. Generally, you will treat all net capital gain dividends (the excess of net long-term capital gains over net short-term capital losses) as long-term capital gains regardless of how long you have owned your shares.

Distributions in excess of an Acquiring Fund’s current and accumulated earnings and profits will be treated, first, as a tax-free return of capital, which is applied against and will reduce the adjusted basis of the Acquiring Fund Shares and, after such adjusted basis is reduced to zero, generally will constitute capital gain.

To determine your actual tax liability for your net capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, each Acquiring Fund may make distributions that represent a return of capital for federal income tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay a greater amount of tax in the future when shares are sold, even if you sell the shares at a loss from your original investment. A “return of capital” is a return, in whole or in part, of the funds that you previously invested in an Acquiring Fund. A return of capital distribution should not be considered part of an Acquiring Fund’s dividend yield or total return of an investment in Acquiring Fund Shares. The federal income tax status of your distributions from the Acquiring Funds is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Acquiring Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to any dividends received from an Acquiring Fund because the dividends received deduction is generally not available for distributions from RICs. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by an Acquiring Fund from certain corporations may be reported by the Acquiring Fund as being eligible for the dividends received deduction provided certain holding period and other requirements are satisfied by both the Acquiring Fund and the shareholder.

Capital Gains and Losses and Certain Ordinary Income Dividends. If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from an Acquiring Fund and sell your shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax adviser about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a RIC such as an Acquiring Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by an Acquiring Fund itself. Each Acquiring Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend that is eligible for the capital gains tax rates.

Medicare Tax. An additional 3.8% “Medicare tax” is imposed on the net investment income of certain individuals with a modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” generally will include interest, dividends, annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of an Acquiring Fund) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Thus, certain of an Acquiring Fund’s taxable distributions and gains on the sale of Acquiring Fund Shares may be subject to this additional tax.

Sale of Shares. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including brokerage fees, if any. In some cases, however, you may have to adjust your tax basis after you purchase your shares. An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax adviser about the availability of this deferral election and its requirements. Any loss upon the sale or exchange of Acquiring Fund Shares held for six months or less will be treated as long-term capital loss to the extent of any net capital gain dividends you received with respect to such shares and any loss realized on a sale or exchange of shares of an Acquiring Fund generally will be disallowed if you acquire other shares of the Acquiring Fund or other substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that you dispose of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Capital losses are subject to limitations under the Code.

Treatment of Acquiring Fund Expenses. Expenses incurred and deducted by your Acquiring Fund will generally not be treated as income taxable to you.

Non-U.S. Tax Credit. Each Acquiring Fund may invest in non-U.S. securities and may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. Each Acquiring Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Acquiring Fund, with the result that shareholders will not be entitled to a tax deduction or credit for such taxes on their own U.S. federal income tax returns, although the Acquiring Fund’s payment of such taxes will remain eligible for a foreign tax credit or a deduction in computing the Acquiring Fund’s taxable income.

Taxes on Purchase and Redemption of Creation Units. If you exchange securities for Creation Units, you will generally recognize a gain or a loss on the securities contributed. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid for the Creation Units. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount received. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Non-U.S. Holders. If you are a non-U.S. holder, you should be aware that, generally, subject to applicable tax treaties, distributions from an Acquiring Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Acquiring Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. holder from an Acquiring Fund that are properly reported by the Acquiring Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Acquiring Fund makes certain elections and certain other conditions are met. Distributions from an Acquiring Fund that are properly reported by the Acquiring Fund as an interest-related dividend attributable to certain interest income received by the Acquiring Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Acquiring Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. holders, provided that the Acquiring Fund makes certain elections and certain other conditions are met. Each Acquiring Fund may choose not to make such elections even if they are otherwise available.

Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Investments in Certain Non-U.S. Corporations. If an Acquiring Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Acquiring Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. No Acquiring Fund will be able to pass through to its shareholders any credit or deduction for such taxes. Each Acquiring Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Acquiring Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Acquiring Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of a 4% excise tax that can be imposed if a fund fails to meet certain calendar year distribution requirements contained in the Code. Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding. The Acquiring Fund may be required to withhold federal income tax at a rate of 24% from all distributions and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s federal income tax liability.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Acquiring Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their own tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes based on their particular circumstances.

Buying and Selling Acquiring Fund Shares

Shares of each Acquiring Fund are expected to be listed on the Exchange, subject to notice of issuance. When you buy or sell shares on the secondary market, you will pay or receive the market price. Each Acquiring Fund’s shares will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the Acquiring Fund’s shares. A “Business Day” with respect to each Acquiring Fund is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

NAV per share for each Acquiring Fund is computed by dividing the value of the net assets of the Acquiring Fund (i.e., the value of its total assets less total liabilities) by the total number of shares of the Acquiring Fund outstanding. Expenses and fees, including management and distribution fees, if any, are accrued daily and taken into account for purposes of determining NAV. NAV is determined each Business Day, normally as of the close of regular trading of the Exchange (ordinarily 4:00 p.m., eastern time).

You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity and is generally lower if the Acquiring Fund’s shares have more trading volume and market liquidity and higher if the Acquiring Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares, including bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Each Acquiring Fund’s portfolio securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Acquiring Trust Board has adopted procedures to be followed when an Acquiring Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when an Acquiring Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the investment adviser, does not represent the security’s fair value), or when, in the judgment of the investment adviser, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). The Acquiring Trust Board reviews, no less frequently than annually, the adequacy of each Acquiring Fund’s policies and procedures and the effectiveness of their implementation. Valuing securities at fair value may result in a different price being used in the calculation of an Acquiring Fund’s NAV from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Acquiring Trust Board. There can be no assurance that an Acquiring Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, an Acquiring Fund may employ fair value pricing to ensure greater accuracy in determining daily NAV. Fair value pricing may be applied to foreign securities held by an Acquiring Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the Exchange when the Acquiring Fund’s NAV is determined. If the event may result in a material adjustment to the price of an Acquiring Fund’s foreign securities once non-U.S. markets open on the following Business Day (such as, for example, a significant surge or decline in the U.S. market), the Acquiring Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Acquiring Fund’s NAV.

Other types of portfolio securities that an Acquiring Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the investment adviser, the market price is stale; and (3) securities for which trading has been halted or suspended.

Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security.

Frequent Purchases and Redemptions of Fund Shares. The Acquiring Funds do not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, each Acquiring Fund reserves the right to reject or limit purchases at any time as described in the Statement of Additional Information. When considering that no restriction or policy was necessary, the Acquiring Trust Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of an Acquiring Fund’s investment strategy, or whether they would cause an Acquiring Fund to experience increased transaction costs. The Acquiring Trust Board considered that, unlike traditional mutual funds, shares are issued and redeemed only in large quantities of shares known as Creation Units available only from an Acquiring Fund directly to a few institutional investors (“Authorized Participants”), and that most trading in each Acquiring Fund occurs on the exchange at prevailing market prices and does not involve the Acquiring Fund directly. Given this structure, the Acquiring Trust Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to an Acquiring Fund or its shareholders. In addition, frequent trading of shares by Authorized Participants and arbitrageurs is critical to helping the market price remain at or close to NAV.

Distribution and Service Plan of the Acquiring Funds

Each Acquiring Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% per annum of the Acquiring Fund’s average daily net assets may be made for the sale and distribution of its shares or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. The Acquiring Funds currently do not charge 12b-1 fees and such fees may only be imposed after approval by the Acquiring Trust Board. If payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments to Financial Intermediaries

Tortoise Capital, out of its own resources and without additional cost to the Acquiring Funds or their shareholders, may pay intermediaries for the sale of Acquiring Fund Shares and related services, including participation in activities that are designed to make intermediaries more knowledgeable about exchange traded products. Payments are generally made to intermediaries that provide shareholder servicing, marketing and related sales support, educational training or support, or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be made to intermediaries for making shares of an Acquiring Fund available to their customers generally and in investment programs. Tortoise Capital may also reimburse expenses or make payments from its own resources to intermediaries in consideration of services or other activities Tortoise Capital believes may facilitate investment in an Acquiring Fund.

The possibility of receiving, or the receipt of, the payments described above may provide intermediaries or their salespersons with an incentive to favor sales of shares of an Acquiring Fund, and other funds whose affiliates make similar compensation available, over other investments that do not make such payments. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Acquiring Funds and other ETFs.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including approval of the Reorganizations. As of the Record Date, the Acquiring Funds had not commenced operations and did not have any shareholders.

As of the Record Date, each Target Fund’s shareholders of record and/or beneficial owners who owned 5% or more of the Target Fund’s shares are set forth below:

Target Water ESG Fund

Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
[●]	[●]	[●]	[●]	[●]

Target Pipeline Fund

Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
[●]	[●]	[●]	[●]	[●]

[As of the Record Date, the Officers and Trustees of the Target Trust, as a group, owned less than 1% of the outstanding shares of the Target Water ESG Fund and the Target Pipeline Fund.]

GENERAL INFORMATION

VOTING SECURITIES AND VOTING INFORMATION

General

At the close of business on the Record Date, the Target Funds had shares of beneficial interest issued and outstanding as follows:

Target Fund	Shares Outstanding
Target Water ESG Fund	[•]
Target Pipeline Fund	[•]

Only shareholders of record on the Record Date are entitled to vote at the meeting. Each shareholder is entitled to one vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the meeting.

Quorum

The presence, in person or by proxy, of the holders of at least one-third of the outstanding shares of beneficial interest of a Target Fund entitled to vote at the Meeting is necessary to constitute a quorum for the Target Fund at the Meeting. For purposes of determining the presence or absence of a quorum, shares present at the Meeting that are not voted, or abstentions, and broker non-votes, if any, will be treated as present for purposes of determining the existence of a quorum. A “broker non-vote” occurs when a broker or nominee indicates it has not received voting instructions from a shareholder and is barred from voting the shares without such shareholder instructions because the proposal is considered non-routine. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. The Reorganization proposal is considered non-routine. Accordingly, because shareholder of each Target Fund are being asked to vote only on non-routine proposals, it is expected that there will be no broker non-votes at the Meeting.

With respect to each Target Fund, the Meeting may be adjourned from time to time by the chair of the meeting or by vote of the majority of the shares represented at that meeting, either in person or by proxy to another date and time, whether or not a quorum is present, and the Meeting may be adjourned without further notice unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than ninety (90) days from the date set for the original meeting in which case the Board of Trustees shall set a new record date.

Required Vote

Shareholders of each Target Fund will vote separately on its Reorganization. An affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of a Target Fund or (ii) 67% or more of the shares of a Target Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, is required to approve each Proposal.

Voting Rights

Abstentions will be treated as present for purposes of determining a quorum. Although abstentions are counted as shares that are present at the Meeting for purposes of determining a quorum, they will be treated as shares voted against the Proposals. As the only proposals on the agenda are non-routine items, there will not be any broker non-votes.

If (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained by a Target Fund, then the persons named as proxies may propose one or more adjournments of the Meeting with respect to such Target Fund, without further notice to the shareholders of the Target Fund, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. If the Meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than ninety (90) days from the date set for the original meeting in which case the Board of Trustees shall set a new record date. At any adjourned meeting, the Target Trust may transact any business which might have been transacted at the original Meeting.

A shareholder of a Target Fund who objects to the proposed Reorganization will not be entitled under either Delaware law or the Target Trust Declaration to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. If the Reorganization is consummated, shareholders will be free to redeem the shares of an Acquiring Fund that they receive in the transaction at their then-current NAV. Shares of a Target Fund may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of a Target Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The Target Fund Board is not aware of any other matters to come before the Meeting.

Revocation of Proxies

If you return a properly executed proxy card, but later wish to revoke it, you may do so at any time before it is voted by doing any of the following:

a.	delivering written notice of the proxy’s revocation to the President or Secretary of the Target Trust at the above address prior to the Meeting;

b.	submitting a properly executed proxy bearing a later date, but dated prior to the Meeting;

c.	submitting a subsequent telephone vote; or

d.	attending and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting.

How Proxies Will Be Voted

All proxies solicited by the Target Funds’ Board that are properly executed and received prior to the meeting, and that are not revoked, will be exercised at the meeting in accordance with the instructions marked on the proxy. If no instructions are specified, shares represented by properly authorized proxies will be voted FOR the proposals described in this Joint Proxy Statement/Prospectus.

If you hold your shares in “street name” (that is, through a broker or other nominee), your broker or nominee will not vote your shares unless you provide instructions to your broker or nominee on how to vote your shares. You should instruct your broker or nominee how to vote your shares by following the voting instructions provided by your broker or nominee.

Expenses and Solicitation of Proxies

The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement and all other costs in connection with the solicitation of proxies will be borne by the Adviser (provided that U.S. Bank will bear a portion of the proxy mailing and solicitation costs). In order to obtain the necessary quorum for a Target Fund at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Target Funds, the Adviser, the Fund’s transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Target Funds to assist in proxy solicitations. The costs associated with proxy solicitation by EQ Fund Solutions, LLC are not anticipated to exceed $40,000. None of the Funds will pay any representatives of a Fund or the Adviser any additional compensation for their efforts to supplement proxy solicitation.

Shareholder Proposals

The governing instruments of the Target Trust do not require that the Target Funds hold annual meetings of shareholders. The Target Funds are, however, required to call meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of new or material amendments to advisory arrangements, plans of distribution, or of a change in the fundamental investment policies, objectives or restrictions of the Target Funds. The Target Trust also would be required to hold a shareholder meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Target Trust’s governing documents generally provide that a shareholder meeting shall be called upon written request of the holders of shares entitled to cast not less than 10% of all the votes entitled to be cast at such meeting.

Shareholders of the Target Funds wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting must send their written proposal to the Target Trust a reasonable time before the Target Funds’ Board’s solicitation relating to that meeting is to be made. Shareholder proposals must meet certain legal requirements established by the SEC, so there is no guarantee that a shareholder’s proposal will actually be included in the next proxy statement. The persons named as proxies in future proxy materials of the Target Funds may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of that proposal has not been received by the Target Funds within a reasonable period of time before the Target Funds’ Board’s solicitation relating to that meeting is made. Written proposals with regard to the Target Funds should be sent to the Secretary of the Target Trust, at the address of the Target Funds. If the proposed Reorganizations are approved and completed, shareholders of the Target Funds will become shareholders of the Acquiring Funds and, thereafter, will be subject to the shareholder proposal requirements of the Acquiring Funds.

Shareholder Communications

Target Fund shareholders who would like to communicate with the Target Funds’ Board or any individual trustee should write to the attention of the Secretary of the Target Fund, at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The letter should indicate that you are a shareholder of the Target Fund. If the communication is intended for a specific trustee and so indicates, it will be sent only to that trustee. If a communication does not indicate a specific trustee, it will be sent to the independent chair and the outside counsel to the independent trustees for further distribution as deemed appropriate by such persons.

Annual Report Delivery

Annual reports to shareholders of record of the Acquiring Funds and, if the Reorganizations are not consummated, to shareholders of the Target Fund, will be sent following the applicable Fund’s next fiscal year end. The Target Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Target Fund at 615 East Michigan Street, Milwaukee, Wisconsin 53202 or by calling 1-844-TR-INDEX (1-844-874-6339). As the Acquiring Fund has not yet commenced operations it does not yet have an annual or semi-annual report.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 28, 2025

The Joint Proxy Statement/Prospectus is available at tortoiseadvisors.com. For more information, shareholders of the Target Fund may also contact the Target Funds at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of the Target Funds who share an address, unless the Target Funds have received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Other Information

A list of shareholders of the Target Funds entitled to be present and to vote at the Meeting will be available at the offices of U.S. Bank, National Association, for inspection by any shareholder of the Target Funds during regular business hours beginning two days after the date of the Notice of Special Meeting of Shareholders included with this Joint Proxy Statement/Prospectus and continuing through the Meeting.

OTHER BUSINESS

The Target Trust Board knows of no business to be brought before the meeting other than the matters set forth in this Joint Proxy Statement/Prospectus. Should any other matter requiring a vote of the shareholders of a Target Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Target Fund and its shareholders.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOU NEED ANY ASSISTANCE OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL APPLICABLE TO YOU OR HOW TO VOTE YOUR SHARES, CALL EQ Fund Solutions, LLC AT (800) 967-5019 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

EXHIBIT A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (this “Agreement”) is made as of [•], 2025, by and between Tortoise Capital Series Trust, a Maryland statutory trust (the “Acquiring Entity”), separately on behalf of its respective series identified on Exhibit A hereto (each series, an “Acquiring Fund,” and together, the “Acquiring Funds”), and Managed Portfolio Series, a Delaware statutory trust (the “Target Entity”), separately on behalf of its series identified on Exhibit A hereto (each series a “Target Fund,” and together, the “Target Funds”). Tortoise Index Solutions, L.L.C. (“TIS”) a Delaware limited liability company, joins this Agreement solely for purposes of paragraph 7.2.

WHEREAS, each Acquiring Fund is a series of the Acquiring Entity, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, each Target Fund is a series of the Target Entity, an open-end management investment company registered pursuant to the 1940 Act;

WHEREAS, this Agreement is adopted as a “plan of reorganization” within the meaning of the U.S. Treasury regulations under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision, and each Reorganization between a Target Fund and the corresponding Acquiring Fund contemplated hereunder is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Code, or any successor provision;

WHEREAS, the parties hereto intend for each Acquiring Fund and the corresponding Target Fund (as set forth on Exhibit A hereto) to enter into a transaction pursuant to which (i) each Acquiring Fund will acquire all of the Assets and Liabilities (as each such term is defined in paragraph 1.2 and paragraph 1.3, respectively, of this Agreement) of the corresponding Target Fund in exchange solely for shares of such Acquiring Fund (“Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the corresponding Target Fund’s net assets being acquired and (ii) each Target Fund will distribute all the Acquiring Fund Shares, and cash in lieu of fractional shares, if any, to shareholders of the corresponding Target Fund, in complete liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (each such transaction, a “Reorganization,” and collectively, the “Reorganizations”);

WHEREAS, the Board of Trustees of the Target Entity, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Target Entity, has determined that (1) participation in each Reorganization is advisable and is in the best interests of each Target Fund and (2) the interests of the existing shareholders of each Target Fund would not be diluted as a result of the applicable Reorganization. The Board of Trustees of the Acquiring Entity, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Acquiring Entity, has determined that participation in each Reorganization is advisable and is in the best interests of each Acquiring Fund.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATIONS AND FUND TRANSACTIONS

1.1       The Reorganizations. It is the intention of the parties hereto that each Reorganization described herein shall be conducted separately of the others, and a party that is not a party to a Reorganization shall incur no obligations, duties or liabilities with respect to such Reorganization by reason of being a party to this Agreement. For ease of administration, a single document is being executed to enable each Target Fund and the corresponding Acquiring Fund to enter into the transactions under this Agreement. This Agreement shall be construed, to the extent relevant, as if each Reorganization between a Target Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement, and as if each Target Fund and the Acquiring Fund had executed a separate agreement. Subject to the requisite approval of each Target Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Closing (as defined in paragraph 3.1), each Target Fund shall assign, deliver and otherwise transfer all of its Assets to the corresponding Acquiring Fund, and each Acquiring Fund shall assume all of the Liabilities of the corresponding Target Fund. In consideration of the foregoing, each Acquiring Fund shall deliver to the corresponding Target Fund full Acquiring Fund Shares, plus cash in lieu of fractional shares, if any, at the Closing. The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2       Assets of the Target Funds. The assets of each Target Fund to be acquired by the corresponding Acquiring Fund shall consist of all assets and property, including, without limitation, all rights of the Target Fund, cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Target Fund at the Effective Time, books and records, and any other property owned by the Target Fund at the Effective Time (collectively, the “Assets”).

1.3       Liabilities of the Target Funds. Each Target Fund will use its best efforts to discharge all of its known liabilities and obligations prior to the Effective Time, other than liabilities and obligations necessary or appropriate for the Target Fund’s normal investment operations that were incurred in the ordinary course of business consistent with past practice. Each Acquiring Fund shall assume all liabilities of the corresponding Target Fund, whether absolute, accrued, contingent or otherwise, whether or not determinable at the Closing and whether or not specifically referred to in this Agreement (collectively, the “Liabilities”).

1.4       Distribution of Acquiring Fund Shares. With respect to each Reorganization separately, immediately after the Closing, the Target Fund will distribute the Acquiring Fund Shares received from the Acquiring Fund pursuant to paragraph 1.1, plus cash in lieu of fractional shares, if any, to the record holders of shares of the Target Fund, in accordance with their respective interests in the Target Fund determined as of the Effective Time (the “Target Fund Shareholders”) in complete liquidation of the Target Fund, and promptly after the Closing, the Target Entity will proceed to terminate the Target Fund in accordance with the applicable laws of the State of Delaware and the Target Entity’s Declaration of Trust and By-Laws. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the applicable Target Fund Shareholders, plus cash in lieu of fractional shares, if any. The aggregate net asset value of the Acquiring Fund Shares to be so credited to each Target Fund Shareholder, plus any cash in lieu of fractional shares, shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Target Fund (the “Target Fund Shares”) owned by each such Target Fund Shareholder at the Effective Time. All issued and outstanding shares of the Target Fund will simultaneously be redeemed and canceled on the books of the Target Fund. The Acquiring Fund shall not be obligated to issue certificates representing the Acquiring Fund Shares in connection with an exchange as described herein.

1.5       Recorded Ownership of Acquiring Fund Shares. For each Acquiring Fund, ownership of Acquiring Fund Shares will be shown on the books of each Acquiring Fund’s transfer agent.

1.6       Filing Responsibilities of Target Funds. Any reporting responsibility of a Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, the Secretary of State of the State of Delaware, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Target Fund. For the avoidance of doubt, any tax returns or financial reporting filings required by law to be filed for periods ending after the Closing shall be the responsibility of the applicable Acquiring Fund.

1.7       Termination. Each Target Fund will completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with such Target Fund’s governing documents, the laws of the State of Delaware, and the federal securities laws promptly following the Closing and the distribution pursuant to paragraph 1.4.

ARTICLE II

VALUATION

With respect to each Reorganization separately, the following shall apply:

2.1       Net Asset Value of the Target Fund. The net asset value per share of the Target Fund Shares shall be the net asset value per share computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation policies and procedures established by the Board of Trustees of the Acquiring Entity; provided, however, that such computation is consistent with the valuation policies and procedures of the Target Fund and, in the event of any material inconsistency, the parties hereto shall confer and mutually agree on the valuation.

2.2       Net Asset Value of the Acquiring Fund. The net asset value per share of the Acquiring Fund Shares shall be the same as the net asset value per share of the Target Fund Shares as computed in paragraph 2.1.

2.3       Calculation of Number of Acquiring Fund Shares. The number of Acquiring Fund Shares to be issued in connection with the Reorganization shall be equal to the number of full Target Fund Shares owned by Target Fund Shareholders at the Effective Time.

2.4       Joint Direction of Calculation. All computations of value with respect to both the Target Fund and the Acquiring Fund shall be made by U.S. Bank Global Fund Services, in its capacity as accounting agent for the Acquiring Funds and the Target Funds. Such computations shall be evaluated by TIS, in its capacity as investment adviser for the Acquiring Funds and the Target Funds. Such computations shall be subject to confirmation by the Target Fund’s and Acquiring Fund’s transfer agent and independent registered public accounting firm if requested by either party.

2.5       Effective Time. The Effective Time shall be the time at which the Target Fund and the Acquiring Fund calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the Closing Date (as defined in paragraph 3.1) (the “Effective Time”).

ARTICLE III

CLOSING

3.1       Closing. Each Reorganization shall close on May 2, 2025, or such other date as the officers of the Acquiring Entity and the Target Entity may mutually agree with respect to any or all of the Reorganizations (the “Closing Date”). All acts taking place at the closing of a Reorganization (“Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of the Effective Time unless otherwise agreed to in writing by the parties to such Reorganization. The Closing of each Reorganization shall be held in person, by facsimile, email or such other communication means as the parties to such Reorganization may reasonably agree.

3.2       With respect to each Reorganization separately, the following shall apply:

(a)       The Target Entity shall direct its custodian (the “Target Custodian”) to deliver to the Acquiring Entity, at the Closing, or as soon as practicable thereafter, a certificate of an authorized officer identifying all of the Target Fund’s Assets as of the Effective Time and stating that the Target Fund’s Assets have been delivered in proper form to the Acquiring Fund at the Effective Time. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Target Custodian, to those persons at the custodian for the Acquiring Fund (the “Acquiring Custodian”) who have primary responsibility for the safekeeping of the assets of the Acquiring Fund. Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time and shall be transferred and delivered by the Target Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Target Fund shall direct the Target Custodian to transfer and deliver to the Acquiring Custodian as of the Effective Time by book entry, in accordance with the customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act), in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The cash to be transferred by the Target Fund shall be transferred from the Target Custodian to the Acquiring Custodian by wire transfer of federal funds or other appropriate means as of the Effective Time. If the Target Fund is unable to make such delivery as of the Effective Time in the manner contemplated by this paragraph for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this paragraph with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Custodian, such as brokers’ confirmation slips.

(b)       The Target Fund shall direct its transfer agent (the “Target Transfer Agent”) to deliver to the Acquiring Entity at the Closing, or as soon as practicable thereafter, a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number and percentage ownership of outstanding Target Fund Shares owned by each such Target Fund Shareholder immediately prior to the Closing. As promptly as practicable following the Effective Time, the Acquiring Fund shall provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s accounts on the books of the Acquiring Fund as of the Effective Time.

(c)       In the event that at the Effective Time (a) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) is closed to trading or trading thereupon is restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the reasonable judgment of the Acquiring Entity or the Target Entity, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        Representations and Warranties of the Target Entity. With respect to each Reorganization separately, the Target Entity, for itself or, where applicable, on behalf of the Target Fund, to its knowledge, represents and warrants to the Acquiring Entity and the Acquiring Fund as follows:

(a)       The Target Fund is a duly established series of the Target Entity, which is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under its Declaration of Trust and By-Laws, to own all its properties and assets and to carry on its business as it is presently conducted.

(b)       The Target Entity is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Target Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect. The Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)       No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Entity, on behalf of the Target Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

(d)       The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Target Fund and each prospectus and statement of additional information of the Target Fund used at all times prior to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)       At the Effective Time, the Target Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(f)       The Target Entity, on behalf of the Target Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in a violation of Delaware law or a material violation of its Declaration of Trust and By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Entity, on behalf of the Target Fund, is a party or by which it is bound, or the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Entity, on behalf of the Target Fund, is a party or by which it is bound.

(g)       All material contracts or other commitments of the Target Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Target Fund on or prior to the Effective Time.

(h)       Except as otherwise disclosed to and accepted by the Acquiring Entity, on behalf of the Acquiring Fund, in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Target Entity’s knowledge, threatened against the Target Fund or any of its properties or Assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Target Entity, on behalf of the Target Fund, knows of no facts which might form the basis for the institution of such proceedings and the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Target Fund’s business or its ability to consummate the transactions herein contemplated.

(i)       The financial statements, including the notes thereto, the Financial Highlights and the Statement of Investments, of the Target Fund for each of the Target Fund’s fiscal years ended November 30, 2024, 2023, 2022, 2021 and 2020 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such dates, and there are no known liabilities, contingent or otherwise, of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such dates not disclosed therein.

(j)       Since November 30, 2024, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph (j), a decline in net asset value per share of the Target Fund Shares due to declines in market values of securities held by the Target Fund, the discharge of the Target Fund’s liabilities, or the redemption of Target Fund Shares by Target Fund shareholders shall not constitute a material adverse change.

(k)       At the Effective Time, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Target Fund required by law to have been filed by or provided to the applicable recipient by the Closing Date (taking into account any applicable extensions) shall have been filed or provided, and are or will be correct and complete in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns, forms and reports or on any assessment received shall have been paid or provision shall have been made for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to in subparagraph (i) above are properly reflected on such financial statements. As of the Closing Date, to the knowledge of the Target Entity, the Target Fund will not have any tax deficiency or liability asserted or assessed against it or question with respect thereto raised by the Internal Revenue Service or by any state or local tax authority, and it will not be under examination (either in progress or threatened) by the Internal Revenue Service or by any state or local tax authority. There are no levies, liens or other encumbrances related to taxes existing or known to the Target Fund to be threatened or pending with respect to the Assets of the Target Fund. No written claim has ever been made by a taxing authority in a jurisdiction where the Target Fund does not file a tax return that the Target Fund is, or may be, subject to taxation in that jurisdiction.

(l)       For each taxable year since the commencement of the Target Fund’s operations (in the case of the taxable year that includes the Effective Time, for that portion of such taxable year ending with the Effective Time), the Target Fund (i) has been (and will be) a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation for federal income tax purposes pursuant to Section 851(g)(1) of the Code, (ii) has met (and will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” within the meaning of Section 851 of the Code and has elected to be treated as such, (iii) has been (and will be) eligible to and has computed (and will compute) its federal income tax under Section 852 of the Code and (iv) has not been (and will not be) liable for any material income or excise tax under Section 852 or 4982 of the Code. The Target Fund has not taken any action or caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company. As of the time of the Closing, the Target Fund will have no current or accumulated earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to the Target Fund.

(m)       The Target Fund has no known liability for any tax obligation of any taxpayer other than itself. The Target Fund is not currently and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary tax returns. The Target Fund is not a party to any tax allocation, sharing, or indemnification agreement.

(n)       The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(o)       All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Entity and have been offered and sold in every state and the District of Columbia in compliance with applicable registration requirements and state securities laws. All of the issued and outstanding shares of the Target Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.2(b). The Target Fund does not have any outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Target Fund, nor is there outstanding any security convertible into any of the Target Fund’s shares, and none will be outstanding on the Closing Date.

(p)       The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Board of Trustees of the Target Entity, on behalf of the Target Fund, and this Agreement will constitute a valid and binding obligation of the Target Entity, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(q)       The information to be furnished by the Target Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal, state, and local securities and other laws and regulations thereunder applicable thereto.

(r)       The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Target Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

(s)       For each year of its operation since inception and following an initial two-year term, the Target Fund’s investment advisory agreement with TIS and Sub-Advisory Agreement with Exchange Traded Concepts LLC have been properly approved by the Board of Trustees of the Target Entity pursuant to Section 15(c) of the 1940 Act.

(t)       All information provided or identified in writing by the Target Fund to the Acquiring Fund in response to formal due diligence requests relating to the Target Fund is true and correct in all material respects and contains no material misstatements or omissions with respect to the operation of the Target Fund as of the date hereof.

(u)       The books and records of the Target Fund have been made available to the Acquiring Fund, and those books and records are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(v)       The Target Fund has not undergone, has not agreed to undergo, nor is it required to undergo (nor will it be required because of the transactions contemplated in this Agreement to undergo), a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Target Fund (including the Acquiring Fund as its successor) will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date.

4.2       Representations and Warranties of the Acquiring Entity. With respect to each of the Reorganizations separately, the Acquiring Entity, for itself or, where applicable, on behalf of the Acquiring Fund, represents and warrants to the Target Entity as follows:

(a)       The Acquiring Fund is a duly established series of the Acquiring Entity, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Maryland with power under its Declaration of Trust and Bylaws to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)       The Acquiring Entity is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act is in full force and effect or is anticipated to be in full force and effect on the Closing Date.

(c)       No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Entity, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws.

(d)       As of the Closing Date, the prospectus, statement of additional information, marketing or other related materials of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; provided, however, that the representations and warranties of this subparagraph (d) shall not apply to statements in or omissions from the materials described in this subparagraph (d) made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein.

(e)       The Acquiring Entity, on behalf of the Acquiring Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in a violation of Maryland law or a material violation of its Declaration of Trust and Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound, or the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f)       Except as otherwise disclosed to and accepted by the Target Entity, on behalf of the Target Fund, in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending, or to the Acquiring Entity’s knowledge, threatened against the Acquiring Fund. The Acquiring Entity, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s ability to consummate the transactions herein contemplated.

(g)       At the Effective Time, the Acquiring Fund will have no assets and no liabilities. The Acquiring Fund has not commenced operations and will not commence operations until after the Effective Time. The Reorganization will be structured as a “shell reorganization” subject to U.S. federal income tax treatment under Section 368(a)(1)(F) of the Code. The Acquiring Fund is, and will be at the time of Closing, a new series of the Acquiring Entity created within the last twelve (12) months, without assets or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or issued any shares carried on any business activities, except as necessary to facilitate the organization of the Acquiring Fund as a new series of the Acquiring Entity prior to its commencement of operations. As of the time immediately prior to the Closing, there will be no outstanding securities issued by the Acquiring Fund, other than nominal shares issued in a private placement to TIS or an affiliate to secure any required initial shareholder approvals. Any shares issued by the Acquiring Fund prior to the Closing will be redeemed and cancelled prior to the Closing.

(h)       As of the time immediately following the Closing, the former Target Fund Shareholders will own all the outstanding Acquiring Fund Shares. As of the time immediately following the Closing, the Acquiring Fund will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code and intends to take all steps necessary to meet the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company.”

(i)       The execution, delivery and performance of this Agreement have been duly authorized by all necessary action, if any, on the part of the Board of Trustees of the Acquiring Entity, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(j)       The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Entity. The Acquiring Fund does not have any outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares.

(k)       The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal, state and local securities and other laws and regulations applicable thereto.

(l)       The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

(m)       The Acquiring Fund’s investment advisory agreement with TIS and the Sub-Advisory Agreement with Exchange Traded Concepts LLC have been properly approved by the Board of Trustees of Acquiring Entity pursuant to Section 15(c) of the 1940 Act.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1       Conduct of Business. Each Target Fund will operate its business in the ordinary course consistent with past practice between the date hereof and the Effective Time, it being understood that such ordinary course of business with respect to the Target Fund will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable in anticipation of the Reorganization.

5.2       Meeting of Shareholders. The Target Entity will call a joint meeting of the Target Funds so that Target Fund Shareholders of each Target Fund may separately consider and vote upon the approval of the applicable Reorganization and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3       No Distribution of Acquiring Fund Shares. Each Target Fund covenants that the Acquiring Fund Shares to be issued to such Target Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4       Information. Each Target Fund will assist the corresponding Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of such Target Fund’s Target Fund Shares.

5.5       Other Necessary Action. Subject to the provisions of this Agreement, each Acquiring Fund and the corresponding Target Fund will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6       Proxy Statement. Each Target Fund will provide the corresponding Acquiring Fund with information regarding the Target Fund, and each Acquiring Fund will provide the corresponding Target Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of a joint proxy statement/prospectus on Form N-14 (the “Proxy Statement/Prospectus”), in compliance in all material respects with the provisions of the 1933 Act, 1934 Act and the 1940 Act and the rules and regulations thereunder, in connection with the meeting of the respective Target Fund Shareholders to consider and vote upon the approval of the applicable Reorganization for their Target Fund.

5.7       Liquidating Distribution. Immediately after the Closing, each Target Fund will make a liquidating distribution to its Target Fund Shareholders consisting of the Acquiring Fund Shares received by such Target Fund at the Closing.

5.8       Best Efforts. Each Acquiring Fund and each Target Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9       Other Instruments. The Acquiring Entity, on behalf of each Acquiring Fund, and the Target Entity, on behalf of each Target Fund, each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the corresponding Acquiring Fund’s Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets of the corresponding Target Fund, and otherwise to carry out the intent and purpose of this Agreement.

5.10       Regulatory Approvals. The Acquiring Entity, on behalf of each Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to commence its operations after the Effective Time.

5.11       Qualification as a “Regulated Investment Company.” (a) Each Acquiring Fund will elect to be a “regulated investment company” for federal income tax purposes for its taxable year that includes the Effective Time; and (b) at all times prior to and subsequent to making such election, each Acquiring Fund will take all steps necessary to ensure that it qualifies for federal income tax purposes as a “regulated investment company.”

5.12       Qualification as a “Reorganization.” With respect to each Reorganization separately, it is the intention of the parties that the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Code, or any successor provision. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Code. The Acquiring Fund and the Target Fund will comply with the record keeping and information filing requirements of Treasury regulations Section 1.368-3.

5.13       Tail Insurance. For the period beginning at the Closing Date and ending not less than six (6) years thereafter, the Target Entity shall arrange for the provision of liability coverage under the Target Entity’s current policy, through the designation of the Target Funds as terminated funds under the current policy, to any former and/or current trustees and officers of the Target Funds as of the date of this Agreement, covering the actions of such trustees and officers of the Target Funds for the period(s) they served as such for a period of at least six (6) years.

ARTICLE VI

CONDITIONS PRECEDENT

6.1       Conditions Precedent to Obligations of the Target Entity. With respect to each Reorganization separately, the obligations of the Target Entity, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Entity’s election, to the satisfaction or waiver of the following conditions:

(a)       All representations and warranties of Acquiring Entity, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)       The Acquiring Entity, on behalf of the Acquiring Fund, shall have delivered to the Target Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Target Entity, and dated as of the Effective Time, to the effect that the representations and warranties of the Acquiring Entity, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Target Entity may reasonably request.

(c)       The Acquiring Entity, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity, on behalf of the Acquiring Fund, on or before the Effective Time.

(d)       The Target Fund and the Acquiring Fund shall have agreed on the number of full Acquiring Fund Shares to be issued in connection with the Reorganization, after such number has been calculated in accordance with paragraph 2.3, and the amount of any cash to be distributed in lieu of fractional shares, if any.

(e)       The Acquiring Entity’s Board of Trustees shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a-8 under the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this paragraph 6.1(e).

(f)       The Target Fund shall have obtained the requisite approval of shareholders with respect to the Reorganization and shall have otherwise satisfied all conditions to the closings of the Reorganization. For the avoidance of doubt, no Reorganization is contingent upon any other Reorganization.

6.2       Conditions Precedent to Obligations of the Acquiring Entity. With respect to each Reorganization separately, the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Acquiring Entity’s election, to satisfaction or waiver the following conditions:

(a)       All representations and warranties of the Target Entity, for itself or, where applicable, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)       The Target Entity shall have caused to be prepared and delivered to the Acquiring Fund at least five (5) business days prior to the Closing Date a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the Assets and the Liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Entity shall have delivered to the Acquiring Fund at the Closing a statement of the Target Fund’s Assets and Liabilities, as of the Effective Time, that is prepared in accordance with GAAP and certified by the Treasurer of the Target Entity.

(c)       The Target Entity, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Target Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Target Entity, for itself or, where applicable, on behalf of the Target Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Entity may reasonably request.

(d)       The Target Entity and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Entity and the Target Fund, on or before the Effective Time.

(e)       The Target Fund and the Acquiring Fund shall have agreed on the number of full Acquiring Fund Shares to be issued in connection with the Reorganization, after such number has been calculated in accordance with paragraph 2.3, and the amount of any cash to be distributed in lieu of fractional shares, if any.

(f)       The Target Entity’s Board of Trustees shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a-8 under the 1940 Act and approved the recommendation that the Target Fund shareholders approve this Agreement. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this paragraph 6.2(f).

(g)       The Acquiring Entity shall have received on the Closing Date evidence of the tail insurance set forth in paragraph 5.13.

6.3       Other Conditions Precedent. With respect to each Reorganization separately, if any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Acquiring Entity, on behalf of the Acquiring Fund, or the Target Entity, on behalf of the Target Fund, shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a)       This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Entity’s Declaration of Trust and By-Laws, applicable Delaware law and the 1940 Act and the regulations thereunder, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Acquiring Entity and the Target Entity, on behalf of either the Acquiring Fund or the Target Fund, respectively, may not waive the conditions set forth in this paragraph 6.3(a).

(b)       At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of the Acquiring Entity or the Target Entity, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(c)       All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Entity and the Target Entity to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.

(d)       The Acquiring Entity, on behalf of the Acquiring Fund, and the Target Entity, on behalf of the Target Fund, shall each have received an opinion of Vedder Price P.C., in a form acceptable to Stradley Ronan Stevens & Young, LLP with respect to the Target Fund, as to federal income tax matters, substantially to the effect that subject to the assumptions, exceptions, limitations and qualifications set forth therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(1)       The transfer by the Target Fund of its Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares, plus cash in lieu of fractional shares, if any, and the assumption by the Acquiring Fund of the Target Fund’s Liabilities, immediately followed by the pro rata, by class, distribution of all the Acquiring Fund Shares, plus any cash in lieu of fractional shares, so received by the Target Fund to the Target Fund Shareholders in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(2)       No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares, plus cash in lieu of fractional shares, if any, and the assumption by the Acquiring Fund of the Target Fund’s Liabilities.

(3)       No gain or loss will be recognized by the Target Fund upon the transfer of its Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares, plus cash in lieu of fractional shares, if any, and the assumption by the Acquiring Fund of the Target Fund’s Liabilities or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares so received, plus any cash in lieu of fractional shares, to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(4)       No gain or loss will be recognized by the Target Fund Shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund Shares, except to the extent the Target Fund Shareholders receive cash in lieu of fractional shares.

(5)       The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Target Fund exchanged therefor by such shareholder (reduced by the amount of any basis allocable to a fractional Acquiring Fund Share for which cash is received).

(6)       The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such shares of the Target Fund were held as capital assets at the Effective Time of the Reorganization.

(7)       The basis of the Assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the Effective Time of the Reorganization.

(8)       The holding period of the Assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Acquiring Fund, the Target Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized for federal income tax purposes (a) at the end of a taxable year or upon the termination thereof or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

The delivery of such opinion is conditioned upon receipt by Vedder Price P.C. of representations it shall reasonably request of the Acquiring Entity, on behalf of the Acquiring Fund, and of the Target Entity, on behalf of the Target Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(d).

(e)       The Target Custodian shall have delivered such certificates or other documents as set forth in paragraph 3.2(a).

(f)       The Target Transfer Agent shall have delivered to the Acquiring Entity a certificate of its authorized officer as set forth in paragraph 3.2(b).

(g)       The Acquiring Fund shall have issued and delivered to the Secretary of the Target Fund the confirmation as set forth in paragraph 3.2(b).

(h)       Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested in writing by such other party or its counsel.

ARTICLE VII

BROKERAGE FEES AND EXPENSES

7.1       No Broker or Finder Fees. Each Acquiring Fund and the corresponding Target Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

7.2       Expenses of Reorganization. TIS or an affiliate shall be responsible for and pay for reasonably documented out-of-pocket expenses of the Target Funds and the Acquiring Funds relating to the Reorganizations.  The costs of each Reorganization shall include, but not be limited to, costs associated with preparation, printing and distribution of the Proxy Statement/Prospectus; legal fees and accounting fees with respect to the Reorganizations and the Proxy Statement/Prospectus; expenses of holding shareholder meetings; and board meeting fees applicable to the Reorganization (other than regular quarterly meetings). Each Acquiring Fund will bear the registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify its Acquiring Fund Shares to be issued in each state in which Target Fund Shareholders are residents. Notwithstanding any of the foregoing, (i) expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or the disqualification of the applicable Reorganization as a tax-free reorganization under Section 368(a)(1) of the Code, and (ii) it is intended that TIS will pay or assume only those expenses of a Target Fund and the Target Fund Shareholders that are solely and directly related to the applicable Reorganization in accordance with the guidelines established in Revenue Ruling 73-54, 1973-1 C.B. 187.

ARTICLE VIII

AMENDMENTS AND TERMINATION

8.1       Amendments. This Agreement may be amended, modified or supplemented in writing in such manner as may be deemed necessary or advisable by the authorized officers of the Acquiring Entity or the Target Entity, on behalf of either the Acquiring Funds or the Target Funds, respectively; provided, however, that, with respect to each Reorganization separately, following the approval of this Agreement by the Target Fund Shareholders pursuant to paragraph 6.3(a) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to a Target Fund under this Agreement to the detriment of the Target Fund Shareholders without their further approval.

8.2        Termination. With respect to each Reorganization separately, this Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Effective Time by (i) the mutual agreement of the parties without further action by the Target Entity’s Board of Trustees or the Acquiring Entity’s Board of Trustees or by resolution of the Board of Trustees of the Acquiring Entity or the Board of Trustees of the Target Entity, on behalf of the Acquiring Fund or the Target Fund, respectively, if circumstances should develop that, in the opinion of such Board of Trustees, as applicable, make proceeding with this Agreement inadvisable; (ii) by the Target Entity, on behalf of the Target Fund, if any of the conditions precedent to its obligations set forth in Article VI have not been fulfilled or waived and it reasonably appears that such conditions will not or cannot be met; or (iii) by the Acquiring Trust on behalf of the Acquiring Fund, if any of the conditions precedent to its obligations set forth in Article VI have not been fulfilled or waived and it reasonably appears that such conditions will not or cannot be met at any time. In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any party hereto. With respect to each Reorganization separately, in the event of termination of this Agreement prior to its consummation, pursuant to the provisions hereof, this Agreement shall become void and have no further effect, but all expenses incidental to the preparation and carrying out of this Agreement shall be paid as provided in Section 7.2 hereof.

ARTICLE IX

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to the Acquiring Entity:

Tortoise Capital Series Trust

5901 College Boulevard, Suite 400

Overland Park, Kansas 66211

Attention: Jeffrey Kruske, Secretary

With copies (which shall not constitute notice) to:

Vedder Price P.C.

222 North LaSalle Street

Chicago, Illinois 60601

Attention: Deborah Bielicke Eades

Telephone: (312) 609-7661

Email: deades@vedderprice.com

If to the Target Entity:

Managed Portfolio Series
615 East Michigan Street
Milwaukee, Wisconsin 53202

Attention: Brian R. Wiedmeyer, President

With copies (which shall not constitute notice) to:

Stradley Ronon Stevens & Young, LLP.
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103

Attention: Michael P. O’Hare, Esq.

Telephone: (215) 564-8198

Email: mohare@stradley.com

ARTICLE X

MISCELLANEOUS

10.1        Entire Agreement. The Target Entity and the Acquiring Entity agree that they have not made any representation, warranty or covenant, on behalf of either a Target Fund or an Acquiring Fund, respectively, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

10.2       Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations contained in paragraph 7.2, shall survive the Closing.

10.3       Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10.4       Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

10.5       Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

10.6       Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

10.7       Limitation of Liability.

(a)       The Acquiring Entity is a Maryland statutory trust organized in series of which each Acquiring Fund constitutes one such series. Pursuant to the Third Amended and Restated Declaration of Trust of the Acquiring Entity and Section 12-501(d) of the Maryland Statutory Trust Act, there is a limitation on liabilities of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to each Acquiring Fund are enforceable against the assets of such Acquiring Fund only, and not against the assets of the Acquiring Entity generally or the assets of any other series thereof and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Acquiring Entity generally or any other series thereof are enforceable against the assets of such Acquiring Fund.

(b)       The trustees and officers of the Target Entity and the shareholders of a Target Fund shall not be personally liable for any obligations of the Target Entity or of any Target Fund under this Agreement, and the Acquiring Entity agrees that in asserting any rights or claims under this Agreement, it shall look only to the assets and property of a Target Fund to which the Target Entity’s rights or claims relate in settlement of such rights or claims, and not to the trustees of the Target Entity or the shareholders of any Target Fund.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first written above.

TORTOISE CAPITAL SERIES TRUST,	MANAGED PORTFOLIO SERIES,
on behalf of itself and its series listed on Exhibit A, individually and not jointly	on behalf of itself and its series listed on Exhibit A, individually and not jointly

By:	By:
Name:	Name:
Title:	Title:

Solely for purposes of paragraph 7.2

TORTOISE INDEX SOLUTIONS, L.L.C.

By:
Name:
Title:

[Signature Page to Agreement and Plan of Reorganization (Tortoise ETFs)]

Exhibit A

Chart of Reorganizations

Managed Portfolio Series	Tortoise Capital Series Trust
Target Fund	Corresponding Acquiring Fund
Tortoise North American Pipeline Fund (TPYP)	Tortoise North American Pipeline Fund (TPYP)
Tortoise Global Water ESG Fund (TBLU)	Tortoise Global Water Fund (TBLU)

EXHIBIT B
FINANCIAL HIGHLIGHTS

If a Reorganization are approved and consummated, the Acquiring Water Fund and the Acquiring Pipeline Fund will adopt the financial statements and performance history of the Target Water Fund and the Target Pipeline Fund, respectively, with the Target Water Fund and the Target Pipeline Fund being the accounting survivor of the applicable Reorganization. Information contained in the tables below under the headings “Per Common Share Data” and “Supplemental Data and Ratios” shows the operating performance for the most recent five fiscal years for the Target Water Fund and the Target Pipeline Fund.

The following Financial Highlights table is intended to help a prospective investor understand the Target Water Fund and the Target Pipeline Fund’s financial performance for the periods shown. Past results are not indicative of future performance. A copy of the Annual Reports and Form N-CSR referred to below may be obtained from www.sec.gov, and the annual financial statements may be obtained by visiting www.tortoiseadvisors.com or by calling toll-free at (855) 994-4437. The information contained in, or that can be accessed through, the website is not part of this Prospectus.

The Target Water Fund’s and the Target Pipeline Fund’s financial statements as of and for the fiscal years ended November 30, 2024, 2023, 2022, 2021 and 2020 including the financial highlights for the fiscal years then ended, have been audited by Ernst & Young LLP, an independent registered public accounting firm. Ernst & Young LLP’s report, along with the Target Fund’s financial statements, is included in the Target Water Fund’s and the Target Pipeline Fund’s 2024 Form N-CSR.

TORTOISE GLOBAL WATER ESG FUND
FINANCIAL HIGHLIGHTS

	Year Ended November 30,
	2024	2023	2022	2021	2020
PER COMMON SHARE DATA(a):
Net asset value, beginning of year	$41.23	$38.15	$47.75	$38.05	$33.06

INVESTMENT OPERATIONS:
Net investment income	0.68	0.68	0.59	0.77	0.57
Net realized and unrealized gain (loss) on investments	9.06	3.14	(9.44)	9.42	4.88
Total from investment operations	9.74	3.82	(8.85)	10.19	5.45

LESS DISTRIBUTIONS FROM:
Net investment income	(0.57)	(0.74)	(0.75)	(0.49)	(0.46)
Total distributions	(0.57)	(0.74)	(0.75)	(0.49)	(0.46)
Net asset value, end of year	$50.40	$41.23	$38.15	$47.75	$38.05
Total return	23.80%	10.13%	(18.73)%	26.98%	16.80%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$57,959	$47,414	$61,037	$64,468	$20,927
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	1.46%	1.63%	1.52%	2.22%	1.74%
Portfolio turnover rate	55%	19%	26%	21%	19%

(a)	For a Fund share outstanding for the entire period.

B-1

TORTOISE NORTH AMERICAN PIPELINE FUND
FINANCIAL HIGHLIGHTS

	Year Ended November 30,
	2024	2023	2022	2021	2020
PER COMMON SHARE DATA(a):
Net asset value, beginning of year	$26.18	$26.42	$21.63	$17.50	$22.18

INVESTMENT OPERATIONS:
Net investment income(b)	0.78	0.65	0.62	0.43	0.48
Net realized and unrealized gain (loss) on investments and translations of foreign currency(b)	11.04	0.34	5.28	4.74	(4.12)
Total from investment operations	11.82	0.99	5.90	5.17	(3.64)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.80)	(0.77)	(0.51)	(0.46)	(0.42)
Net realized gains	—	(0.06)	—	—	—
Return of capital	(0.50)	(0.40)	(0.60)	(0.58)	(0.62)
Total distributions	(1.30)	(1.23)	(1.11)	(1.04)	(1.04)
ETF transaction fees per share	0.00 (c)	—	—	—	—
Net asset value, end of year	$36.70	$26.18	$26.42	$21.63	$17.50
Total return	46.73%	4.21%	27.89%	30.10%	(15.74)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$690,040	$531,507	$560,027	$421,715	$359,713
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	2.92%	2.84%	2.27%	2.20%	2.34%
Portfolio turnover rate	9%	19%	12%	17%	28%

(a)	Net investment income per share has been calculated based on average shares outstanding during the year.
(b)	The per common share data for the years ended November 30, 2023, 2022, 2021 and 2020 does not reflect the change in estimate of investment income and return of capital.
(c)	Amount represents less than $0.005 per share.

B-2

The information in this preliminary statement of additional information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED FEBRUARY 19, 2025

STATEMENT OF ADDITIONAL INFORMATION

For the Reorganizations of

TORTOISE GLOBAL WATER ESG FUND
NYSE Arca: TBLU

and

TORTOISE NORTH AMERICAN PIPELINE FUND

NYSE Arca: TPYP,
each a series of Managed Portfolio Series

615 East Michigan Street

Milwaukee, Wisconsin 53202

(414) 516-1712

with

TORTOISE GLOBAL WATER ESG FUND

NYSE: TBLU

and

TORTOISE NORTH AMERICAN PIPELINE FUND

NYSE: TPYP,

each a series of Tortoise Capital Series Trust

5901 College Boulevard, Suite 400

Overland Park, Kansas 66211

(866) 362-9331

[•], 2025

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Joint Proxy Statement and Prospectus dated [•], 2025 (the “Joint Proxy Statement/Prospectus”) that is being furnished to shareholders of Tortoise Global Water ESG Fund (“TBLU” or the “Target Water ESG Fund”) and Tortoise North American Pipeline Fund (“TPYP” or the “Target Pipeline Fund”), each a series of Managed Portfolio Series, a Delaware statutory trust (the “Target Trust”) that is registered as an open-end management investment company (each, a “Target Fund,” and together, the “Target Funds”), in connection with a joint special meeting of shareholders of the Target Funds (the “Meeting”) called by the Board of Directors of the Target Funds to be held at the offices of Tortoise Capital Advisors, L.L.C. as may be adjourned or postponed. At the Meeting, shareholders of the Target Funds will be asked to approve an Agreement and Plan of Reorganization (the “Plan”) between the Target Trust, on behalf of its series, the Target Funds, and Tortoise Capital Series Trust (the “Acquiring Trust” or the “Trust”), on behalf of its series, Tortoise Global Water Fund (the “Acquiring Water Fund” or the “Water Fund”) and Tortoise North American Pipeline Fund (the “Acquiring Pipeline Fund” or the “Pipeline Fund”) (each, an “Acquiring Fund,” and together, the “Acquiring Funds”), pursuant to which each Target Fund would reorganize into the corresponding Acquiring Fund, and shareholders of each Target Fund would become shareholders of the corresponding Acquiring Fund (the “Reorganization”). Copies of the Joint Proxy Statement/Prospectus may be obtained at no charge by calling (866) 362-9331. This Statement of Additional Information incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

(i)	the audited financial statements and related independent registered public accounting firm’s report for the Target Water ESG Fund and the financial highlights for the Target Water ESG Fund contained in the Target Water ESG Fund’s Form N-CSR for the fiscal year ended November 30, 2024 (SEC File No. 811-22525) (Accession Number 0001133228-25-001016);

(ii)	the audited financial statements and related independent registered public accounting firm’s report for the Target Pipeline Fund and the financial highlights for the Target Pipeline Fund contained in the Target Pipeline Fund’s Form N-CSR for the fiscal year ended November 30, 2024 (SEC File No. 811-22525) (Accession Number 0001133228-25-001016); and

(iii)	the Target Water ESG Fund's and the Target Pipeline Fund's Statement of Additional Information dated March 31, 2024 (SEC File No. 811-22525) (Accession Number 0000894189-24-002013).

The Acquiring Funds currently have no assets or liabilities. Each Acquiring Fund will commence operations upon the completion of its Reorganization and will adopt the financial statements and performance history of the corresponding Target Fund, with the Target Fund being the accounting survivor of the Reorganization.

References to the “Fund” or the “Funds” as used in this Statement of Additional Information (“SAI”) refer to the Acquiring Fund or the Acquiring Funds. Shares of each Fund will be listed and traded on the New York Stock Exchange (“NYSE” or the “Exchange”).

-i-

THE TRUST AND THE FUNDS

Each Fund is a newly created, non-diversified, actively managed ETF that is a series of the Trust. The Trust was organized as a Maryland statutory trust on August 13, 2024. The Funds are registered with the U.S. Securities and Exchange Commission (“SEC”) as open-end management investment companies under the Investment Company Act of 1940, as amended, (the “1940 Act”), and the continuous offering of the Fund’s shares following the Reorganizations will be registered under the Securities Act of 1933, as amended (the “Securities Act”).

The Board of Trustees of the Trust (the “Board” or “Board of Trustees” and the trustees, the “Trustees”) has the right, without shareholder approval, to establish additional series in the future; to determine the preferences, voting powers, rights and privileges thereof; and to modify such preferences, voting powers, rights and privileges. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.

All shares of a series shall represent an equal proportionate interest in the assets held with respect to that series (subject to the liabilities held with respect to that series and such rights and preferences as may have been established and designated with respect to classes of shares of such series), and each share of a series shall be equal to each other share of that series.

Shares are voted in the aggregate and not by series or class, except in matters where a separate vote is required by the 1940 Act, or when the matters affect only the interest of a particular series or class. The governing instrument for the Trust provides that each shareholder of the Trust is entitled to one vote per share, and the ability to vote the fraction of any fractional share, on any matter on which the shares are entitled to vote.

The Trust is not required to hold annual meetings of shareholders. Meetings of the shareholders shall be called by the Secretary of the Trust upon written request of shareholders holding, in the aggregate, not less than a majority of the voting power of the outstanding shares, such request specifying the purpose or purposes for which such meeting is to be called.

The Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series without materially changing the proportionate beneficial interest of the shares of that series in the assets belonging to that series or materially affecting the rights of shares of any other series. In case of the liquidation of a series, the holders of shares of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series (or class thereof) are borne by that series (or class). Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by, or under the direction of, the Board to all applicable series (and classes thereof) in such manner and on such basis as the Board in its sole discretion deems fair and equitable. No shareholder is liable to further calls for the payment of any sum of money or assessment whatsoever with respect to the Trust or any series of the Trust without his or her express consent.

All consideration received by the Trust for the issue or sale of the Funds’ shares, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, subject only to the rights of creditors, shall constitute the underlying assets of the Funds.

The Funds offer and issue shares at their net asset value (“NAV”) per share only in aggregations of a specified number of shares (each a “Creation Unit”). The Funds generally offer and issue shares in exchange for a basket of securities, assets or other positions in which they invest (“Deposit Securities”), together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The shares of the Funds will be listed and traded on the New York Stock Exchange. The New York Stock Exchange is referred to as the “Exchange” in this SAI. The Funds’ shares will trade on the Exchange at market prices. These prices may differ from the NAV of the Funds’ shares. The Funds’ shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions. The Trust may impose a transaction fee for each creation or redemption (the “Transaction Fee”). In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Funds may charge, either in lieu of or in addition to the fixed creation or redemption Transaction Fee, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction, up to a maximum of 2.00% of the NAV per Creation Unit, inclusive of any Transaction Fees charged (if applicable).

INVESTMENT OBJECTIVES, POLICIES, STRATEGIES AND ASSOCIATED RISKS

The following discussion supplements the description of the Funds’ investment objectives and principal investment strategies and principal risks set forth in the Joint Proxy Statement/Prospectus. Except for the fundamental investment limitations listed below (see “Fundamental and Non-Fundamental Investment Limitations”), the Funds’ investment objectives, strategies and policies are not fundamental and may be changed by sole action of the Board, without shareholder approval. A Fund will invest in any of the following instruments or engage in any of the following investment practices only if such investment or activity is consistent with such Fund’s investment objective and permitted by the Fund’s stated investment policies. The Funds might not invest in all of these types of securities or use all of these techniques at any one time. The Funds’ transactions in a particular type of security or use of a particular technique are subject to limitations imposed by the Funds’ investment objectives and principal investment strategies described in the Funds’ Joint Proxy Statement/Prospectus and/or this SAI, as well as the federal securities laws.

Investment Objective

The investment objective of each Fund is set forth under the “Summary Section” in the Funds’ Joint Proxy Statement/Prospectus.

Diversification

The Funds are each classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that the Fund may invest a greater portion of its assets in the securities of a single issuer than a diversified fund. The securities of a particular issuer may constitute a greater portion of the Fund’s Underlying Index and, therefore, the securities may constitute a greater portion of the Fund’s portfolio. This may have an adverse effect on the Fund’s performance or subject the Fund’s shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, the Fund may hold the securities of a single issuer in an amount exceeding 10% of the outstanding voting securities of the issuer, subject to restrictions imposed by Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In particular, as a Fund’s size grows and its assets increase, it will be more likely to hold more than 10% of the voting securities of a single issuer if the issuer has a relatively small public float as compared to other components in its Underlying Index.

Because each Fund intends to qualify as a regulated investment company (“RIC”) under the Code, each Fund will limit its investment, excluding cash, cash items (including receivables), U.S. government securities and securities of other regulated investment companies, so that at the close of each quarter of the taxable year, (1) not more than 25% of the Fund’s total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of its total assets, not more than 5% of the Fund’s total assets will be invested in the securities of a single issuer nor represent more than 10% of the issuer’s outstanding voting securities.

Concentration

Each Fund concentrates its investments in a particular industry or group of industries, as described in the Joint Proxy Statement/Prospectus. The securities of issuers in particular industries may dominate the Underlying Index of a Fund and consequently the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject its shares to greater price volatility than that experienced by less concentrated investment companies.

Equity Securities

Equity securities represent ownership interests in a company. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Funds invest will cause the NAV of the Funds to fluctuate.

Types of equity securities in which the Funds may invest:

Common Stocks. Common stock represents an equity ownership interest in the profits and losses of a corporation, after payment of amounts owed to bondholders, other debt holders, and holders of preferred stock. Holders of common stock generally have voting rights, but the Funds do not expect to have voting control in any of the companies in which they invest. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Funds invest is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Funds as holders of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the holders of common stock.

Master Limited Partnerships. A master limited partnership (“MLP”) is an entity that is generally taxed as a partnership for federal income tax purposes if certain qualifying income requirements are met.

An MLP has one or more general partners (who may be individuals, corporations, or other partnerships), which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, the investor becomes a limited partner.

MLPs are formed in several ways. A non-traded partnership may decide to go public. Several non-traded partnerships may roll up into a single MLP. A corporation may spin off a group of assets or part of its business into an MLP of which it is the general partner, to realize the assets’ full value on the marketplace by selling the assets and using the cash proceeds received from the MLP to address debt obligations or to invest in higher growth opportunities, while retaining control of the MLP. A corporation may fully convert to an MLP, although tax consequences have made this an unappealing option for most corporations. Unlike the ways described above, it is also possible for a newly formed entity to commence operations as an MLP from its inception.

The sponsor or general partner of an MLP, other energy companies, and utilities may sell assets to MLPs in order to generate cash to fund expansion projects or repay debt. The MLP structure essentially transfers cash flows generated from these acquired assets directly to MLP limited partner unitholders.

In the case of an MLP buying assets from its sponsor or general partner, the transaction is intended to be based upon comparable terms in the acquisition market for similar assets. To help ensure that appropriate protections are in place, the board of the MLP generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation. Since both parties normally have a significant equity stake in the MLP, both parties are aligned to see that the transaction is accretive and fair to the MLP.

The business of certain MLPs is affected by supply and demand for energy commodities because such MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/or marketed. Pipeline MLPs have indirect commodity exposure to gas and oil price volatility because although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity that the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids. The costs of natural gas pipeline MLPs to perform services may exceed the negotiated rates under “negotiated rate” contracts. Specifically, processing MLPs may be directly affected by energy commodity prices. Propane MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices, although Tortoise Capital Advisors, L.L.C. (the “Adviser” or “Tortoise Capital”) intends to target high quality MLPs that seek to mitigate or manage direct margin exposure to commodity prices. However, the MLP industry in general could be hurt by market perception that an MLP’s performance and valuation are directly tied to commodity prices.

The Pipeline Fund may invest in the securities of MLPs, which include:

MLP Common Units. MLP common units represent an equity ownership interest in an MLP, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unitholders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unitholders generally have first right to a minimum quarterly distribution (“MQD”) prior to distributions to the convertible subordinated unitholders or the general partner (including incentive distributions). Common unitholders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unitholders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unitholders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. In addition, like common stock, prices of MLP common units are sensitive to general movements in the stock market and a drop in the stock market may depress the price of MLP common units to which the Fund has exposure. MLP common units may represent an ownership interest, held directly or indirectly, in a limited partnership whose primary assets are general partner interests in an underlying operating MLP.

Limited Liability Company Common Units. Some pipeline companies in which the Pipeline Fund may invest have been organized as LLCs. Such LLCs are generally treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, the Fund may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holders to a share of the LLC’s success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. LLC common unitholders generally have first right to a MQD prior to distributions to subordinated unitholders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unitholders have first right to the LLC’s remaining assets after bondholders, other debt holders and preferred unitholders, if any, have been paid in full. LLC common units trade on a national securities exchange or over-the-counter.

In contrast to MLPs, LLCs have no general partner, and there are generally no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unitholders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.

MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unitholders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation. Convertible subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner but are not entitled to arrearage rights. Therefore, convertible subordinated units generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time and/or the satisfaction of certain financial tests. These units generally do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. Although the means by which convertible subordinated units convert into senior common units depend on a security’s specific terms, MLP convertible subordinated units typically are exchanged for common units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as MLP common units. Distributions may be paid in cash or in-kind.

Equity Securities of MLP Affiliates. In addition to equity securities of MLPs, the Pipeline Fund may also invest in equity securities of MLP affiliates.

General Partner Interests. Indirect investments in MLP general partner interests are available through investment in the equity securities of MLP affiliates organized as corporations and limited liability companies that own, directly or indirectly, general partner interests. While these general partner interests themselves are generally not publicly traded, the MLP affiliates investing in such interests and in which the Fund may invest are publicly traded. General partner interests often confer direct board participation rights and, in many cases, operating control, over the MLP. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests may hold incentive distribution rights (“IDRs”), which provide them with an increasingly larger share of the aggregate MLP cash distributions upon the payment of distributions to limited partner unitholders that exceed prescribed levels. General partner interests with IDRs may have higher distribution growth prospects than their underlying MLPs, but incentive distribution payments would also decline at a greater rate than the decline rate in distributions to common unitholders in the event of a reduction in the MLP’s distribution.

General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Risks of Investing in Equity Securities

General Risks of Investing in Stocks. While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall due to:

•     Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

•     Factors affecting an entire industry, such as increases in production costs; and

•     Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Small- and Medium-Sized Companies. Investors in small- and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small- and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Foreign Investments and Currencies

The Funds may invest in securities of non-U.S. issuers. Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets.

The financial problems in global economies over the past several years may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the euro currency or by other policy changes made by governments or quasi-governmental organizations.

On March 29, 2017, the United Kingdom (“UK”) triggered the procedures to withdraw from the European Union (“EU”) after the two-year period settlement negotiation as prescribed in Article 50 of the Treaty of Lisbon. On January 31, 2020 the UK officially withdrew from the EU, subject to an 11-month transition period. Following a transition period during which the EU and the UK government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and the UK government signed an agreement on December 30, 2020 regarding the economic relationship between the UK and the EU. This agreement became effective on a provisional basis on January 1, 2021 and formally entered into force on May 1, 2021. It is still uncertain what the long-term impacts will be as a result of the commercial arrangements reached between the EU and the UK. The withdrawal could cause an extended period of uncertainty and market volatility, not just in the UK but throughout the EU, the European Economic Area and globally.

Additional non-U.S. taxes and expenses may also adversely affect the Funds’ performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent the foreign securities held by the Funds are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. dollars of all foreign currency-denominated securities and other investments held by the Funds. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities and other investments will be received and realized in foreign currencies, and the Funds are required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after the Funds’ income has been earned and computed in U.S. dollars may require the Funds to liquidate portfolio securities and other investments to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Funds incur expenses in U.S. dollars and the time such expenses are paid, the Funds may be required to liquidate additional portfolio securities and other investments to purchase the U.S. dollars required to meet such expenses.

American Depositary Receipts. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. Investing in ADRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though the Funds will purchase, sell and be paid dividends on ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. The Funds may be required to pay foreign withholding or other taxes on certain ADRs that it owns. The Funds may also invest in Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) (collectively, with ADRs, “Depositary Receipts”). GDRs, EDRs and IDRs are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer, however, GDRs, EDRs and IDRs may be issued in bearer form and denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities.

Depositary Receipts may be sponsored by foreign issuers or may be unsponsored. There is generally less publicly available information with respect to unsponsored Depositary Receipts and there may not be a correlation between such information and the market value of the Depositary Receipts. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. While readily exchangeable with stock in local markets, unsponsored ADRs may be less liquid than sponsored ADRs. The use of Depositary Receipts may increase tracking error relative to the Underlying Index.

Derivatives

The Funds may utilize futures contracts, options contracts and swap agreements. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument. They are traded on futures exchanges and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant exchanges.

When a Fund enters into a futures contract, it must deliver to an account controlled by the FCM an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract.

Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. When the futures contract is closed out, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund. Brokerage commissions are incurred when a futures contract position is opened or closed.

The Funds’ use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, a purchase or sale of a futures contract may result in losses to the Funds in excess of the amount that the Funds delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Funds.

There is a risk of loss by the Funds of its initial and variation margin deposits in the event of bankruptcy of the FCM with which the Funds have an open position in a futures contract. The assets of the Funds may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Funds might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Funds are also subject to the risk that the FCM could use the Funds’ assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer.

The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as the Funds, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

The Funds may purchase and sell put and call options. A call option gives a holder the right to purchase a specific security or an index at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time. The initial purchaser of a call option pays the “writer,” i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Funds may purchase put options to hedge their portfolios against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Funds may write put and call options along with a long position in options to increase their ability to hedge against a change in the market value of the securities they hold or are committed to purchase.

Options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. Because options premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate an obligation under a call option or put option that it has written by purchasing an identical call option or put option. This is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option. This is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

The Funds may enter into swap agreements, including interest rate, index, and total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given rates.

Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with the Funds receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund.

In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities, and the non-asset reference could be a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. The payments of the two parties could be made on a net basis.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The new regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking.

The use of swaps is subject to the risks associated with derivative instruments generally. In addition, because uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges, uncleared swap participants may not be as protected as participants on organized exchanges. Performance of an uncleared swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Funds are subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency.

As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Funds. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. The Funds are also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Funds may be required to break the trade and make an early termination payment to the executing broker.

With respect to cleared swaps, there is also a risk of loss by a Fund of its initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of the Funds may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Funds might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Funds are also subject to the risk that the FCM could use the Funds’ assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

Exclusion of Adviser from Commodity Pool Operator Definition. An exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the CFTC has been claimed with respect to the Funds, and, therefore, the Adviser is not subject to CFTC registration or regulation as a CPO with respect to the Funds. In addition, with respect to the Funds, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Funds, among other things, to adhere to certain limits on their investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts. Because the Adviser and the Funds intend to comply with the terms of the CPO exclusion, each of the Funds may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Funds are not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Funds, their investment strategies or this SAI.

Generally, the exclusion from CPO regulation on which each Fund relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Funds can no longer satisfy these requirements, the Adviser would withdraw its notice claiming an exclusion from the definition of a CPO, and the Adviser would be subject to registration and regulation as a CPO with respect to the Funds, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. However, in the event the Adviser had to register as a CPO, the Funds might incur additional compliance and other expenses as a result of CFTC regulation governing commodity pools and CPOs.

Risks of Potential Government Regulation of Derivatives. It is possible that additional government regulation of various types of derivative instruments, including futures, options, and swap contracts, may limit or prevent the Funds from using such instruments as part of their investment strategy, and could ultimately prevent the Funds from being able to achieve their investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Funds to use certain instruments as part of their investment strategy. Limits or restrictions applicable to the counterparties with which the Funds engage in derivative transactions could also prevent the Funds from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. The futures, options, and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of futures, options, and swaps transactions in the United States is a rapidly changing area of law and is subject to modification by government action.

New and developing regulation may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, any new position limits imposed on the Fund, or its counterparties may impact the Fund’s ability to invest in futures, options, and swaps in a manner that efficiently meets its investment objective. New requirements, even if not directly applicable to the Funds, including capital requirements and mandatory clearing, may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act, with a compliance date of August 19, 2022. Funds that are subject to the rule are required to adopt and implement a written derivatives risk management program and quantitatively limit their use of derivatives based on the estimated potential risk of loss that the funds incur from their derivatives transactions. Funds that limit derivatives exposure to 10% of net assets are exempt from many of the requirements of Rule 18f-4 but must still adopt and implement policies and procedures reasonably designed to manage the fund’s derivatives risks. Rule 18f-4 governs the way funds must comply with the asset segregation and coverage requirements of Section 18 of the 1940 Act with respect to derivatives and certain other financing transactions.

OTHER INVESTMENT STRATEGIES, POLICIES, AND RISKS

Other Equity Securities

Real Estate Investment Trusts. The real estate securities in which the Funds may invest consist of securities issued by Real Estate Investment Trusts (“REITs”) and/or Real Estate Operating Companies (“REOCs”) that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs and receives favorable tax treatment provided it meets certain conditions. REITs may be characterized as equity REITs (i.e., REITs that primarily invest in fee ownership and leasehold ownership of land), mortgage REITs (i.e., REITs that primarily invest in mortgages on real estate and other real estate debt) or hybrid REITs which invest in both fee and leasehold ownership of land and mortgages. A REIT that meets the applicable requirements of the Code may deduct dividends paid to shareholders, effectively eliminating any corporate level federal tax. As a result, REITs are able to distribute a larger portion of their earnings to investors than other corporate entities subject to the federal corporate tax. There is the risk that a REIT held by the Funds will fail to qualify for this tax-free pass-through treatment of its income. By investing in REITs indirectly through the Funds, in addition to bearing a proportionate share of the expenses of the Funds, investors will also indirectly bear similar expenses of the REITs in which the Funds invest. A REOC is typically structured as a “C” corporation under the Code and is not required to distribute any portion of its income. A REOC, therefore, does not receive the same favorable tax treatment that is accorded a REIT. In addition, the value of the Funds’ securities issued by REOCs may be adversely affected by income streams derived from businesses other than real estate ownership.

Preferred Stocks. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Rights and Warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

When-Issued Securities. A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When a Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Funds do not pay for the security until the delivery date, these risks are in addition to the risks associated with their other investments.

A Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities within 35 days of the trade date.

Debt Securities

The Funds may invest in a wide range of debt securities, which may include investment grade debt securities and below investment grade debt securities (commonly known as “junk bonds” or “high yield bonds”). Investment grade corporate bonds are those rated BBB- or better by Standard & Poor’s Rating Service, Inc. (“S&P”) or Baa3 or better by Moody’s Investors Service, Inc. (“Moody’s”) each of which is considered a nationally recognized statistical rating organization. To the extent that a Fund invests in below investment grade debt securities, such securities will be rated, at the time of investment, at least B- by S&P or B3 by Moody’s or a comparable rating by at least one other rating agency or, if unrated, determined by the Adviser to be of comparable quality. The Funds may hold a debt security rated below investment grade if a downgrade occurs after the security has been purchased. Investments in junk bonds are speculative in nature. See Appendix A for a description of corporate bond ratings.

Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Liquidity. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities and may be magnified in a rising interest rate environment or other circumstances causing increased supply in the market due to selling activity. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for the Funds to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require the Funds to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Funds. It may also be the case that other market participants may be attempting to liquidate holdings at the same time as the Funds, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Changing Fixed Income Market Conditions. There may be a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. As the Federal Reserve “tapers” or reduces quantitative easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fixed income investments, which could cause the value of such investments to decline. In addition, decreases in fixed income dealer market-making capacity, which occurred following the financial crisis that began in 2007, may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Below Investment Grade Debt Securities. Below investment grade debt securities generally offer a higher current yield than that available for investment grade issues. However, below investment grade debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. At times in recent years, the prices of many below investment grade debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on below investment grade debt securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such price declines will not recur. The market for below investment grade debt issues generally is thinner and less active than that for higher quality securities, which may limit the Funds’ ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade debt securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a debt security may affect the value of these investments. The Funds will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Funds’ investment objective.

Corporate Debt Securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry fixed, variable, or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of their issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Corporate debt securities carry credit risk, interest rate risk, extension risk and prepayment risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.

Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Prepayment risk occurs when issuers may prepay fixed rate debt securities when interest rates fall, forcing a Fund to invest in securities with lower interest rates. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists, therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Convertible Securities. Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at the Funds’ option during a specified time period (such as convertible preferred stocks, convertible debt, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure but is usually subordinated to similar non-convertible fixed income securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

Zero-Coupon Securities. Zero-coupon securities make no periodic interest payments but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest, their price fluctuates more than other types of bonds. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

Unrated Debt Securities. The Funds may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Yankee Bonds. The Funds may invest in Yankee bonds. Yankee bonds are U.S. dollar denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations. The Funds may also invest in Yankee certificates of deposit (“Yankee CDs”). Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect and create increased risk relative to payment of principal or interest.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The Funds may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The Funds also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

U.S. Government Obligations

The Funds may invest in U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so (see “Agency Obligations” below). In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Investment Company Securities

The Funds may invest in the securities of other investment companies, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), a Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law, regulation or SEC order, the Funds may invest their assets in securities of investment companies, including money market funds, in excess of the limits discussed above.

If a Fund invests in and, thus, is a shareholder of another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

In October 2020, the SEC adopted regulatory changes related to the ability of an investment company to invest in other investment companies in excess of specified statutory limits. These changes include, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, the adoption of new Rule 12d1-4, and the rescission of certain exemptive relief issued by the SEC permitting certain fund of funds arrangements. Rule 12d1-4, which became effective on January 19, 2021, permits each Fund to invest in other investment companies, including money market funds, beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022. Following this effectiveness, an investment company is no longer able to rely on these exemptive orders and no-action letters, and is subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1).

Exchange Traded Notes (“ETNs”)

An investment in an ETN involves risks, including possible loss of principal. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the investor fee will reduce the amount of return on maturity or at redemption, and as a result the investor may receive less than the principal amount at maturity or upon redemption, even if the value of the relevant index has increased. An investment in an ETN may not be suitable for all investors.

Short-Term Investments

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. These short-term instruments which the Funds may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of Fund and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Funds may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under the investment strategies and policies stated above, and in the Joint Proxy Statement/Prospectus, the Funds may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

A Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser or the Exchange Traded Concepts, LLC (the “Sub-Adviser” or “ETC”) to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk, among others, of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk.

Money Market Mutual Funds. Generally, money market mutual funds seek to earn income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including U.S. government obligations, bank obligations and high-grade corporate instruments. These investments generally mature within 397 days from the date of purchase. An investment in a money market mutual fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.

To the extent that a Fund invests in money market funds, a shareholder’s cost of investing in the Fund will generally be higher since the shareholder will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to the Fund’s direct fees and expenses. Furthermore, investing in money market funds could affect the timing, amount and character of distributions to a shareholder and therefore may increase the amount of taxes payable by the shareholder.

Repurchase Agreements

The Funds may enter into repurchase agreements. Under such agreements, a Fund agrees to purchase U.S. government obligations from a counterparty and the counterparty agrees to repurchase the securities at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Funds, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Funds together with the repurchase price on repurchase. In either case, the income to the Funds is unrelated to the interest rate on the security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the SEC or exempt from such registration. The Funds will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. A Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of the Fund’s net assets would be invested in illiquid investments including such repurchase agreements. To the extent necessary to facilitate compliance with Section 12(d)(3) of the 1940 Act and Rule 12d3-1 promulgated thereunder, the Funds will ensure that repurchase agreements will be collateralized fully to the extent required by Rule 5b-3.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller of the U.S. government obligations that are subject to the repurchase agreement. It is not clear whether a court would consider the U.S. government obligations to be acquired by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. government obligations before their repurchase under a repurchase agreement, the Funds could encounter delays and incur costs before being able to sell the underlying U.S. government obligations. Delays may involve loss of interest or a decline in price of the U.S. government obligations. If a court characterizes the transaction as a loan and the Funds have not perfected a security interest in the U.S. government obligations, the Funds may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Funds would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Funds, the Adviser or the Sub-Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. government security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the U.S. government obligations. However, a Fund will always receive as collateral for any repurchase agreement to which it is a party, securities acceptable to the Adviser or the Sub-Adviser, the market value of which is equal to at least 100% of the repurchase price, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. government obligations subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. government obligations to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund could be unsuccessful in seeking to enforce on the seller a contractual obligation to deliver additional securities.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements for temporary purposes with banks and securities dealers if the creditworthiness of the bank or securities dealer has been determined by the Adviser, or the applicable Sub-Adviser, to be satisfactory. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

Reverse repurchase agreements are considered a form of borrowing and are therefore limited to up to one-third of a Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings). The use of reverse repurchase agreements by a Fund creates leverage which increases its investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or NAV would decline faster than otherwise would be the case. The Funds intend to enter into reverse repurchase agreements only if the income from the investment of the proceeds is expected to be greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

Borrowing

While the Funds have no present intention to do so, they may engage in borrowing. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Funds were to engage in borrowing, an increase in interest rates could reduce the value of the Funds’ shares by increasing the Funds’ interest expense. Subject to the limitations described under “Investment Limitations” below, the Funds may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% of a Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. The Funds also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Illiquid Investments

The Funds may purchase illiquid investments, which may include securities that are not readily marketable and securities that are not registered under the Securities Act. A Fund may not acquire illiquid investments if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The term “illiquid investments” for this purpose means any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the provisions of Rule 22e-4 under the 1940 Act. The Funds may not be able to sell illiquid investments when the Adviser or the Sub-Adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. In addition, the sale of illiquid investments also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of investments that are more liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investments in illiquid investments may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the Securities Act, which provides a safe harbor from Securities Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and otherwise meet selection criteria, a Fund may make such investments. Whether or not such investments are illiquid depends on the market that exists for the particular investment. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. An investment which when purchased enjoyed a fair degree of marketability may subsequently become illiquid. In such event, appropriate remedies are considered to minimize the effect on a Fund’s liquidity.

Cyber Security Risk

Investment companies, such as the Funds, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Funds, the Adviser or the Sub-Adviser, the Funds’ custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact the Funds. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate their net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Funds to regulatory fines or financial losses, and cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. While the Funds and their service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Funds cannot control any cybersecurity plans or systems implemented by its service providers.

Similar types of cyber security risks are also present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such portfolio companies to lose value.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT LIMITATIONS

This section supplements the disclosure in the Joint Proxy Statement/Prospectus and provides additional information on each Fund’s investment limitations. Investment limitations identified as fundamental may not be changed without the approval of the holders of a majority of each Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (2) more than 50% of the outstanding voting shares).

Investment limitations stated as a maximum percentage of each Fund’s assets are only applied immediately after, and because of, an investment or a transaction by us to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with our investment limitations. All limitations with respect to nonfundamental investment policies that are based on a percentage of total assets include assets obtained or expected to be obtained through leverage.

Fundamental Investment Limitations

Except with the approval of a majority of its outstanding voting securities, the Water Fund may not:

1.	Concentrate its investments in an industry or group of industries (i.e., hold 25% or more of its total assets in the securities of companies in a particular industry or group of industries), except to the extent that the Fund’s Underlying Index concentrates in a particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Purchase or sell physical commodities except to the extent permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

5.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	Purchase or sell real estate, except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including REITs).

Except with the approval of a majority of its outstanding voting securities, the Pipeline Fund may not:

1.	Concentrate its investments in an industry or group of industries (i.e., hold 25% or more of its total assets in the securities of companies in a particular industry or group of industries), except that the Fund will concentrate in the energy pipeline industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Nonfundamental Investment Policies

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following non-fundamental restriction, which may be changed without a shareholder vote.

1.	The Fund will not invest less than 80% of its total assets (excluding securities lending collateral) in securities that comprise its Underlying Index.

Percentage Limitations

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid investments will be observed continuously. If the percentage of a Fund’s net assets invested in illiquid investments exceeds 15% due to market activity or changes in the Fund’s portfolio, the Fund will take appropriate measures to reduce its holdings of illiquid investments in accordance with the 1940 Act and the Fund’s policies and procedures.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Concentration. The SEC has defined concentration as investing 25% or more of a Fund’s total assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings up to 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by the Funds evidencing indebtedness. The 1940 Act generally prohibits a Fund from issuing senior securities, although Rule 18f-4 under the 1940 Act provides an exemption from the applicable prohibitions and restrictions on issuing senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments.

Lending. Under the 1940 Act, the Funds may only make loans if expressly permitted by their investment policies. Each Fund’s current investment policy on lending is that the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this SAI.

Underwriting. Under the 1940 Act, underwriting securities involves the Funds purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

Real Estate. The 1940 Act does not directly restrict the Funds’ ability to invest in real estate, but does require every investment company to have the fundamental investment policy governing such investments. The Funds will not purchase or sell real estate, except that the Funds may purchase marketable securities issued by companies which own or invest in real estate (including REITs).

Commodities. The Funds will not purchase or sell physical commodities or commodities contracts, except that the Funds may purchase: (i) marketable securities issued by companies which own or invest in commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Joint Proxy Statement/Prospectus. The discussion below supplements, and should be read in conjunction with, such sections of the Joint Proxy Statement/Prospectus.

The shares of the Funds are approved for listing and trading on the Exchange. The shares trade on the Exchange at prices that may differ to some degree from their NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of either Fund will continue to be met.

The Exchange may, but is not required to, remove the shares of a Fund from listing if: (1) following the initial 12-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the shares. (2) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (3) the Fund fails to meet certain continuing listing standards of the Exchange; or (4) such other event occurs or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the shares of the Funds from listing and trading upon termination of the Trust or the Funds. The Trust reserves the right to adjust the share price of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds.

As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currency of the Funds is the U.S. dollar. The base currency is the currency in which the Funds’ NAV is calculated and the trading currency is the currency in which shares of the Funds are listed and traded on the Exchange.

MANAGEMENT OF THE FUNDS

Board of Trustees

The management and affairs of the Funds are overseen by the Board of Trustees. The Board of Trustees consists of five individuals. The Board of Trustees establishes policies for the operation of the Funds and appoints the officers who conduct the daily business of the Funds.

The Role of the Board of Trustees

The Board provides oversight of the management and operations of the Trust. The day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser; Quasar Distributors, LLC, the Funds’ principal underwriter (the “Distributor”); U.S. Bank Global Fund Services, the Funds’ administrator (the “Administrator”) and transfer agent (the “Transfer Agent”); and U.S. Bank, National Association, the Funds’ Custodian, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the Adviser, Distributor, Administrator, Custodian and Transfer Agent. The Board has appointed various individuals as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review. Some of these reports are provided as part of formal Board meetings, which are held four times per year, and such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board meetings to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board is comprised of four Trustees that are not considered to be “interested persons” of the Funds, as defined by the 1940 Act (“Independent Trustees”), and one “interested trustee.” The Board has established three standing committees, an Audit Committee, a Nominating & Governance Committee and a Distribution and Brokerage Committee, which are discussed in greater detail under “Board Committees” below. Each Committee is comprised of all the Independent Trustees.

The Board has appointed Tom Florence as Chairman and Andrew J. Iseman as Lead Independent Trustee.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating & Governance Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was elected to serve on the Board because of his or her experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.

The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including: the affiliated or unaffiliated nature of each investment adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s series.

The Board has determined that the inclusion of all Independent Trustees as members of each Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below. Given the composition of the Board and the function and composition of its various committees as described above, the Trust has determined that the Board’s leadership structure is appropriate.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counter-party risk, compliance risk, operational risk, business continuity risk, etc.) the oversight of different types of risks is handled in different ways. For example, the CCO regularly reports to the Board during Board meetings and meets in executive session with the Independent Trustees to discuss compliance and operational risks. In addition, Carrie Ramirez Schoffman, the Independent Trustee designated as the Audit Committee’s “audit committee financial expert,” meets with the Principal Financial Officer and the Funds’ independent registered public accounting firm to discuss, among other things, the internal control structure of the Funds’ financial reporting function. The full Board receives reports from the investment advisers to the underlying series as to investment risks.

Trustees and Officers

The Trustees and officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name and Age[1]	Position(s) Held With Trust, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Independent Trustees
Carrie Ramirez Schoffman (1973)	Trustee; Indefinite; Since October 2024	Owner, CPA Concierge Services, LLC (since 2020); Tax Accountant, Bree Beers & Associates, PC (2017- 2021); Principal Financial Officer and Treasurer, ICON Funds (2013-2017); Chief Compliance Officer, ICON Funds (2004-2017); Chief Compliance Officer, Senior Vice President, ICON Advisers, Inc. (2004-2017); Staff Accountant, U.S. Securities and Exchange Commission (2003-2004); Experienced Manager/Senior/Staff, PricewaterhouseCoopers LLP (1996-2003); CPA designation (since 1996).	5	Ultimus Registered Alternatives Gateway Series Trust
Keith A. Fletcher (1958)	Trustee; Indefinite; Since October 2024	Principal and Founder, JAHFT Solutions (since 2017); Principal and Chief Distribution Officer, Riskx Investments (2012-2017); Chief Marketing Officer, Guggenheim Investments/Rydex SGI (2008-2012); Managing Director, Lyster Watson (2007-2008); President and Chief Executive Officer, Fletcher Financial Group Inc. (2004-2007); Chief Marketing Officer, Executive Vice President, Van Eck Global (1992-2004).	5	Valkyrie ETF Trust II
Andrew J. Iseman (1964)	Trustee; Indefinite; Since October 2024	Member, Governing Council, Independent Directors Council (since 2024); Adjunct Faculty, Rockhurst University (2018); Chief Executive Officer, Scout Investments (2010-2018); Chief Operating Officer, RK Capital Management (2009-2010); Chief Operating Officer, Janus Investment Fund, Janus Adviser Series and Janus Aspen Series (2007-2008); Senior Vice President, INTECH (2005-2007); Vice President of Investment Operations, Janus Capital Group (2003- 2005); Chief Operating Officer, Berger Financial Group (1996-2003); Product Manager, DST Systems (1993-1996); Senior Compliance Examiner, FINRA (1987-1993).	5	Pacific Select Fund; Pacific Funds Series Trust
John C. Maxwell (1963)	Trustee; Indefinite; Since October 2024	Lead Portfolio Manager, Delaware Ivy Investments/Waddell & Reed/Ivy Investments (2006- 2021); Analyst and Assistant Portfolio Manager, Delaware Ivy Investments/Waddell & Reed/Ivy Investments (1998-2006); Consumer Staples Analyst, Fort Washington Investment Advisors (1995-1998); Financial Analyst, Procter & Gamble (1992-1995); Engineer in Charge of Construction, Camp David, White House Military Office (1986-1990); First Lieutenant, U.S. Army Reserves, Corps of Engineers; CFA designation (since 1998).	5	None

Name and Age[1]	Position(s) Held With Trust, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Interested Trustee[2]
Tom Florence (1962)	Trustee; Indefinite; Since October 2024	Chief Executive Officer, Tortoise Capital Advisors, L.L.C. (since 2024); Managing Director, Hamilton Lane (2021-2022); Chairman, Chief Executive Officer and Founder, 361 Capital (2009-2021); Managing Partner, Black Creek Capital (2003-2008); Managing Director, Morningstar Inc. (2000-2003); Managing Director, Pilgrim Baxter & Associates (1996-2000); Vice President, Fidelity Investments (1991-1996); Vice President, Merrill Lynch (1985-1991).	5	Tortoise Energy Infrastructure Corp.; Tortoise Sustainable and Social Impact Term Fund
Officers
Tom Florence	President and Chief Executive Officer (Principal Executive Officer); Since October 2024	See above.	—	—
Peter Sattelmair (1977)	Principal Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer); Since October 2024	Director of CFO Services, PINE Advisor Solutions LLC (2021 - present); Director of Fund Operations, Transamerica Asset Management (2014 - 2021).	—	—
Amy Siefer (1977)	Chief Compliance Officer; Since October 2024	Director of Fund CCO Services, PINE Advisor Solutions LLC (2024 - present); Vice President at Citi Fund Services Ohio, Inc. (2012 - 2024).	—	—
Jeffrey Kruske (1975)	Secretary; Since January 2025	General Counsel - Managing Director at Tortoise Capital Advisors L.L.C. (since 2017); General Counsel, Office of the Kansas Securities Commissioner (2011 - 2016); Attorney, Schlagel Gordon & Kinzer, LLC (2009 - 2011); Attorney, Law Office of Jeffrey S. Kruske, P.A. (2002-2009).	—	Tax-Exempt Private Credit Fund

[1]	The address of each trustee and officer is 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211.
[2]	As a result of his position held with the Adviser or its affiliates, this individual is considered an “interested person” within the meaning of the 1940 Act.

Trustee Qualifications

In addition to the experience provided in the table above, each Trustee possesses the following qualifications, attributes and skills, each of which factored into the conclusion to invite them to join the Funds’ Board: Ms. Ramirez Schoffman, experience as principal financial and chief compliance officer; Mr. Fletcher, experience as a chief distribution officer and chief marketing officer; Mr. Iseman, experience as a chief operating officer; and Mr. Maxwell, experience as portfolio manager.

Other attributes and qualifications considered for each Trustee in connection with their selection to join the Board were their character and integrity and their willingness and ability to serve and commit the time necessary to perform the duties of a Trustee for the Funds. In addition, as to each Trustee other than Mr. Florence, his or her status as an Independent Trustee; and, as to Mr. Florence, his roles with the Adviser were an important factor in his selection as a Trustee. No experience, qualification, attribute or skill was by itself controlling.

Mr. Florence serves as Chairman of the Board. Mr. Florence is an “interested person” of the Funds within the meaning of the 1940 Act. The appointment of Mr. Florence as Chairman reflects the belief that his experience and familiarity with the Funds’ day-to-day operations and the individuals with responsibility for the Funds’ management and operations provides the Board with insight into each Fund’s business and activities and, with his familiarity with each Fund’s administrative support, facilitates the efficient development of meeting agendas that address each Fund’s business, legal and other needs and the orderly conduct of meetings of the Board.

The discussion of the Trustees’ experience and qualifications is pursuant to SEC requirements, does not constitute holding out the Board or any Trustee as having special expertise, and shall not impose any greater responsibility or liability on any such Trustee or the Board by reason thereof.

Trustee and Management Ownership of Fund Shares

The following table shows the dollar range of Fund shares beneficially owned by the Trustees as of December 31, 2024.

Name	Dollar Range of Fund Shares Beneficially Owned Per Fund (None, $1-$10,000, $10,001-$50,000, $50,001- $100,000, Over $100,000)	Aggregate Dollar Range of Shares in All Funds in the Trust
Independent Trustees
Carrie Ramirez Schoffman	None	None
Keith A. Fletcher	None	None
Andrew J. Iseman	None	None
John C. Maxwell	None	None
Interested Trustees
Tom Florence	None	None

As of the date of the SAI, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of each Fund.

Board Committees

Audit Committee. The Trust has an Audit Committee, which is comprised of the Independent Trustees. The Audit Committee reviews financial statements and other audit-related matters for each Fund. The Audit Committee also holds discussions with management and with the Funds’ independent registered public accounting firm concerning the scope of the audit and the auditor’s independence.

Nominating & Governance Committee. The Trust has a Nominating & Governance Committee, which is comprised of the Independent Trustees. The Nominating & Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary.

The Nominating & Governance Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees. Recommendations for consideration by the Nominating & Governance Committee should be sent to the Secretary of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis. The Nominating & Governance Committee’s procedures with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws.

Distribution and Brokerage Committee. The Distribution and Brokerage Committee provides oversight with respect to the distribution of shares of the Funds including services of the Distributor and Authorized Participants, creation and redemption basket process and trading performance of Fund shares. The Committee also oversees matters relating to the use of brokerage commissions and placement of portfolio transactions.

Independent Trustee Compensation

The Independent Trustees each receive an annual retainer of $20,000. The Independent Trustees each receive $1,000 per meeting attended.

Name of Person/Position	Aggregate Compensation From the Water Fund[1]	Aggregate Compensation From the Pipeline Fund[1]	Pension or Retirement Benefits Accrued as Part of Funds Expenses ($)	Estimated Annual Benefits Upon Retirement ($)	Total Compensation from Funds and Fund Complex Paid to Trustees[1]
Independent Trustees:
Carrie Ramirez Schoffman	$275	$3,550	—	—	$24,000
Keith A. Fletcher	$275	$3,550	—	—	$24,000
Andrew J. Iseman	$275	$3,550	—	—	$24,000
John C. Maxwell	$275	$3,550	—	—	$24,000

[1]	Estimated for the initial fiscal year ended November 30, 2025.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by a Fund. As of the date of this SAI, the Funds had not yet commenced operations, and no shares were outstanding.

Investment Adviser

Tortoise Capital Advisors, L.L.C. (the “Adviser” or “Tortoise Capital”), is a Delaware limited liability company with its principal offices at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211. The Trust, on behalf of each Fund, has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser. The Adviser is indirectly controlled by Lovell Minnick Partners LLC (“Lovell Minnick”), a private equity firm and SEC registered investment adviser. The Adviser is an indirect wholly owned subsidiary of Tortoise Parent Holdco LLC (“Tortoise”). A vehicle formed by Lovell Minnick and owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in Tortoise.

Subject to such policies as the Board of Trustees may determine, the Adviser is ultimately responsible for investment decisions for the Funds. Pursuant to the terms of the Investment Advisory Agreement, the Adviser provides the Funds with such investment advice as it deems necessary for the proper oversight of the Funds’ investments. The Adviser also monitors and maintains the Funds’ investment criteria and determines from time to time what securities may be purchased by the Funds.

In consideration of the services to be provided by the Adviser pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of the Fund. Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Funds except for the advisory fee, interest, taxes, brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions), legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, acquired fund fees and expenses, any fees and expenses related to the provision of securities lending services, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Funds paid the following in advisory fees to the Adviser during the fiscal periods ended November 30:

	2024	2023	2022
Water Fund	$214,006	$199,435	$234,385
Pipeline Fund	$2,215,509	$2,044,440	$2,100,483

Investment Sub-Adviser

The Trust, on behalf of the Funds, and the Adviser have retained Exchange Traded Concepts, LLC (the “Sub-Adviser” or “ETC”), 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120, to serve as sub-adviser for the Funds. ETC is majority owned by Cottonwood ETF Holdings LLC, which is controlled by Richard R. Hogan. ETC has provided investment advisory services to individual and institutional accounts since 2009.

Pursuant to a Sub-Advisory Agreement between the Trust, the Adviser, and ETC (the “Sub-Advisory Agreement”), ETC is responsible for trading portfolio securities on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of a Fund’s respective Underlying Index, subject to the oversight of the Adviser and the Board. For the services it provides to the Funds, ETC is compensated by the Adviser from the management fees paid by the Funds to the Adviser.

The Sub-Advisory Agreement will continue in force for an initial period of two years. Thereafter, the Sub-Advisory Agreement is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of the applicable Fund. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares, or by the Adviser, in each case upon 60 days’ written notice to ETC, or by ETC on 60 days’ written notice to the Adviser and the Trust. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Portfolio Managers

The Funds are managed by the Sub-Adviser’s portfolio management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Funds’ portfolios are described below.

Andrew Serowik has served as a portfolio manager for the Funds since inception.

Gabriel Tan, CFA, CFP® has served as a portfolio manager for the Funds since inception.

Todd Alberico has served as a portfolio manager for the Funds since inception.

Brian Cooper has served as a portfolio manager for the Funds since inception.

The following table provides information regarding other accounts managed by excluding the Funds, including information regarding the number of managed accounts that pay a performance fee, as of December 31, 2024:

Name of Manager	Account Category	# of Accounts	Total Assets of Accounts (in millions)	# of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Andrew Serowik
	Registered investment companies	72	$8,370,000	0	0
	Other pooled investment vehicles	72	$8,370,000	0	0
	Other accounts	72	$8,370,000	0	0
Gabriel Tan
	Registered investment companies	72	$8,370,000	0	0
	Other pooled investment vehicles	72	$8,370,000	0	0
	Other accounts	72	$8,370,000	0	0
Todd Alberico
	Registered investment companies	72	$8,370,000	0	0
	Other pooled investment vehicles	72	$8,370,000	0	0
	Other accounts	72	$8,370,000	0	0
Brian Cooper
	Registered investment companies	72	$8,370,000	0	0
	Other pooled investment vehicles	72	$8,370,000	0	0
	Other accounts	72	$8,370,000	0	0

Securities Ownership of Portfolio Managers

As of December 31, 2024, the Funds’ portfolio managers did not own any shares of the Funds.

Potential Conflicts of Interest Involving the Adviser and Portfolio Manager Compensation

Conflicts of interest may arise because the Adviser or Sub-Adviser and their affiliates generally may provide investment advisory services for other clients and may engage in other business ventures in which the Funds will have no interest. As a result of these separate business activities, the Adviser or Sub-Adviser and affiliates may have conflicts of interest in allocating management time, services, and functions among the Funds and other business ventures and advisory clients.

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby such portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Sub-Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Sub-Adviser manages are fairly and equitably allocated.

The Adviser and Sub-Adviser have implemented policies and procedures designed to ensure that each entity conducts its trading activities separately and without knowledge or consultation with the other entity. As a result, investment professionals at the Adviser or the Sub-Adviser may place trades that are directly or indirectly contrary to investment decisions made on behalf of the Funds, or may make investment decisions that are similar to those made for the Funds, both of which have potential to adversely impact the Funds depending on market conditions.

Additionally, the Adviser may in the future provide advice to other clients, including separately managed accounts, commingled funds and additional investment funds, using the same strategy as the Funds or to other funds or accounts which seek to replicate the performance of similar or different indices. Advisory accounts of the Adviser following the same or similar strategies may experience differences in return or tracking error due to various factors including the size of the account, timing of investments, liquidity needs, and differences in cash inflows and outflows. The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Funds’ behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Funds.

The Adviser serves as the index provider to the Funds. The Adviser has adopted policies and procedures designed to address potential conflicts that may arise from the advisory activities of the Adviser and TCA, and the provision of the index by the Adviser. For example, such policies and procedures limit the ability of the Adviser’s portfolio management personnel from influencing personnel who are responsible for maintaining the Underlying Index’s methodology. In addition, information about changes to the Underlying Index’s methodology and changes in constituent components are treated as confidential information and the Adviser has adopted policies and procedures that it believes are reasonably designed to prevent the misuse of such information. Further, the Adviser has adopted a code of ethics governing the personal trading activity of its personnel. Finally, each of the Funds will disclose on a daily basis its entire portfolio holdings.

The portfolio managers do not receive any direct compensation from the Funds.

Each portfolio manager’s compensation includes a fixed base salary and discretionary bonus which is not tied to the performance of the Funds or asset growth in the Funds. The discretionary bonus is tied to the profitability of the overall firm.

Service Providers

U.S. Bank Global Fund Services, located at 615 East Michigan St., Milwaukee, Wisconsin 53202 serves as the Administrator, Transfer Agent and index receipt agent (as that term is defined in the rules of the National Securities Clearing Corporation (“NSCC”)) for the Funds.

Pursuant to a Fund Administration Servicing Agreement and Fund Accounting Servicing Agreement between the Trust and U.S. Bank Global Fund Services, the Administrator provides certain administrative services to each Fund, including, among other responsibilities, portfolio accounting services, tax accounting services and furnishing financial reports, acting as a liaison among Fund service providers, coordinating the Board of Trustees’ communications, compliance control services, Fund valuation and financial reporting services, preparing non-investment related statistical and researching data as requested, arranging for the computation of performance data, including NAV per share and yield, and arranging for the maintenance of books and records of the Funds. In this capacity, the Administrator does not have any responsibility or authority for the investment management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. As compensation for the administration and accounting services, U.S. Bank Global Fund Services receives a fee based on the Funds’ average daily net assets, subject to an annual minimum fee. U.S. Bank Global Fund Services also is entitled to certain out-of-pocket expenses. The Administrator also is entitled to reimbursement for certain out-of-pocket expenses.

U.S. Bank Global Fund Services also acts as Transfer Agent and Dividend Disbursing Agent under a separate agreement with the Trust.

Quasar Distributors, LLC, located at Three Canal Plaza, Suite 100, Portland, ME 04101 acts as Distributor to the Funds.

Pursuant to a custody agreement between the Trust and U.S. Bank, National Association (“U.S. Bank”), U.S. Bank serves as the custodian of each Fund’s assets (the “Custodian”). Pursuant to the custody agreement, the Custodian receives an annual fee based on each Fund’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian also is entitled to reimbursement for certain out-of-pocket expenses. The Custodian’s address is 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212.

Legal Counsel

Vedder Price P.C., located at 222 N. LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Trust. Morrison & Foerster, LLP, located at 4200 Republic Plaza, Denver, Colorado 80202, serves as legal counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, located at Two Liberty Place, 50 S. 16th Street, Philadelphia, Pennsylvania 19102, serves as the independent registered public accounting firm for the Funds. Its services include auditing the Funds’ financial statements and the performance of related compliance tax services.

DISTRIBUTION OF FUND SHARES

The Trust has entered into a distribution agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”) pursuant to which the Distributor acts as the Funds’ principal underwriter and distributes shares. Shares are continuously offered for sale by the Distributor only in Creation Units (as defined below). The Distributor will not distribute shares in amounts less than a Creation Unit. The Distributor is not affiliated with the Adviser, Administrator, Fund Accountant or Custodian.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC Participants (as defined below).

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of each Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust, on behalf of each Fund, on 60 days’ written notice when authorized either by a majority vote of a Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined under the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment,” as defined in the 1940 Act.

DISTRIBUTION (RULE 12B-1) PLAN

The Trust has adopted a Distribution Plan (the “Plan”) with respect to the Funds in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. The Funds do not presently intend to make any payments pursuant to the Plan. Continuance of the Plan with respect to the Funds must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder with respect to the Funds without approval by a majority of the outstanding shares of any class of the Funds that is affected by such increase. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that the Funds pay the Distributor an annual fee of up to a maximum of 0.25% per annum of the average daily net assets of each Fund’s shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limitation, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, the Funds are authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Funds or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of the Funds’ then current reports, prospectuses, notices, and similar materials to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Funds; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Funds, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Funds; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of shares, including the cost of providing (or paying others to provide) services to beneficial owners of shares, including, but not limited to, assistance in answering inquiries related to shareholder accounts; and (vii) such other services and obligations as are set forth in the Distribution Agreement.

Marketing Support Payments

The Adviser, out of its own profits and resources and without additional cost to the Funds or their shareholders, may provide cash payments or other compensation (“Support Payments”) to certain financial intermediaries who sell and/or promote the sale of shares of the Funds. Subject to and in accordance with the terms of each Fund’s prospectus and the Plan (as applicable) adopted by resolution of the Trust’s Board, and specifically the “Payments to Financial Intermediaries” section of the Funds’ prospectus, the Adviser may make Support Payments to such financial intermediaries related to marketing/distribution support, education training or support, shareholder servicing, sales meetings, inclusion on sales lists (including a preferred or select sales list), participation in sales programs, and for making shares of each Fund available to the intermediaries’ customers generally and in investment programs.

Support Payments made by the Adviser to intermediaries may be calculated in different ways, including: (1) as a percentage of net sales; (2) as a percentage of net assets; and (3) as a flat fee.

The possibility of receiving, or the receipt of, such Support Payments as described above may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of each Fund, and other funds whose affiliates make similar compensation available, over other investments that do not make such payments. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Funds and other ETFs.

PORTFOLIO TRANSACTIONS and brokerage

Subject to the oversight of the Adviser, the Sub-Adviser is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute each particular transaction, the Sub-Adviser will initially consider its ability to execute transactions at the most favorable prices and lowest overall execution costs, while also taking into consideration other relevant factors, such as, the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order, the quality of execution and custodial services, and the provision of valuable research services that can be reasonably expected to enhance the investment return of clients managed by the Sub-Adviser. Research services may include reports on particular companies, the market, the economy and other general widely distributed research, and may be used by the Sub-Adviser in servicing any funds and accounts managed by the Sub-Adviser, including the Funds. Receipt of research is one of a number of factors considered in assigning an overall internal ranking to brokers. The price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

The Funds may, from time to time, enter into arrangements with placement agents in connection with direct placement transactions. In evaluating placement agent proposals, the Sub-Adviser will consider each broker’s access to issuers of water and pipeline securities and experience transacting in water and pipeline markets, particularly the direct placement market. In addition to these factors, the Sub-Adviser will consider whether the proposed services are customary, whether the proposed fee schedules are within the range of customary rates, whether any proposal would obligate us to enter into transactions involving a minimum fee, dollar amount or volume of securities, or into any transaction whatsoever, and other terms such as indemnification provisions.

The Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting an investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Funds and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion. The overall reasonableness of brokerage commissions is evaluated by the Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material or other services to the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine.

Portfolio transactions may be placed with broker-dealers who sell shares of the Funds subject to rules adopted by FINRA and the SEC. Portfolio transactions may also be placed with broker-dealers in which the Adviser has invested on behalf of the Funds and/or client accounts.

Brokerage with Fund Affiliates

The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Funds, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

Securities of “Regular Broker-Dealers”

The Funds are required to identify any securities of their “regular brokers and dealers” (as such term is defined in the 1940 Act) which they may hold at the close of their most recent fiscal year. “Regular brokers or dealers” of the Funds are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Funds’ portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Funds; or (iii) sold the largest dollar amounts of the Funds’ shares.

PORTFOLIO TURNOVER

Portfolio turnover may vary from year to year, as well as within a year. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs and could generate capital gains that must be distributed to shareholders as short-term capital gains (taxed at ordinary federal income tax rates that for individuals are currently as high as 37%) or long-term capital gains (generally taxed to individuals at federal income tax rates that are currently as high as 20%). To the extent that the Funds experience an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Funds could be negatively impacted by the increased expenses incurred and may result in a greater number of taxable transactions.

CODE OF ETHICS

The Trust, the Adviser and the Sub-Adviser each have adopted a code of ethics in accordance with Rule 17j-1 under the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

PROXY VOTING PROCEDURES

The Funds and the Adviser have adopted proxy voting policies and procedures (“Proxy Policy”), which the Funds believe are reasonably designed to ensure that proxies are voted in the Funds’ best interests and the shareholders’ best interests. Subject to the oversight of the Board, the Board has delegated responsibility for implementing the Proxy Policy to the Adviser. The Adviser has adopted Glass Lewis’s proxy voting guidelines, which are applied to all Adviser proxy votes at the time proxy votes are submitted. The Adviser will consider additional information that may become available regarding a particular proposal. This additional information may include an issuer’s or a shareholder proponent’s subsequently filed additional definitive proxy materials. Proxies are generally voted in accordance with the Adviser’s proxy voting guidelines; however, the Adviser may opt to override the guidelines if it is decided to be in the best interest of its clients.

The Adviser is responsible for monitoring Fund actions and ensuring that proxies are voted in a timely manner. The Funds are not responsible for voting proxies they do not receive but will make reasonable efforts to obtain missing proxies. The Adviser shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (1) significant client relationships; (2) other potential material business relationships; and (3) material personal and family relationships. In the absence of contrary instructions received from the applicable Investment Committee of the Adviser or a Managing Director of the Adviser designated by the Investment Committee, all proxies will be voted in accordance with the referenced Glass Lewis guidelines. The Funds may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

If a request for proxy presents a conflict of interest between the shareholders on the one hand, and the Adviser, the principal underwriters, or any affiliated persons of the Funds, on the other hand, management may (i) disclose the potential conflict to the Board of Trustees and obtain consent; (ii) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions; (iii) abstain from voting the proxies; or (iv) use an independent third-party recommendation. The Adviser will document the rationale for any proxy voted contrary to the proxy voting guidelines. Such information will be maintained as part of the recordkeeping requirements.

PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted a policy regarding the disclosure of information about the Funds’ portfolio holdings. The Board of Trustees must approve all material amendments to this policy. The Funds’ portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the NSCC. Pursuant to Rule 6c-11 under the 1940 Act, information regarding each Fund’s current portfolio holdings will be available on a daily basis at https://tortoiseadvisors.com/. The Trust will not disseminate nonpublic information concerning the Trust. In no event shall the Adviser, its affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

There can be no assurance that the Portfolio Holdings Policies and these procedures will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

PURCHASE AND ISSUANCE OF SHARES IN CREATION UNITS

The Trust issues and redeems shares of the Funds only in large blocks, known as “Creation Units,” which amount may change from time to time. The Trust issues and sells shares of the Funds: (i) in Creation Units on a continuous basis through the Funds’ distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any day the Funds’ primary listing exchange is open for business (“Business Day”), in proper form pursuant to the terms of the authorized participant agreement (“Participant Agreement”); or (ii) pursuant to the dividend reinvestment service of The Depository Trust Company (“DTC”). The NAV of the Funds’ shares is calculated each Business Day as of the close of regular trading on each Fund’s primary listing exchange, generally 4:00 p.m., Eastern time. The Funds will not issue or redeem fractional Creation Units.

Fund Deposit. The consideration for purchase of a Creation Unit of the Funds generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in each Fund’s portfolio and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Funds may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs associated with the acquisition of Deposit Securities (“Non-Standard Charges”) may be recoverable from the purchaser of Creation Units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Funds. The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component will be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which will be the sole responsibility of the Authorized Participant (as defined below).

The Funds, through NSCC, make available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Funds. The Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Funds until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Funds. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of each Fund’s portfolio.

The Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which will be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of each Fund’s portfolio or resulting from certain corporate actions.

Procedures for Purchase of Creation Units. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Funds, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant. In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent and the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes. The Adviser may retain all or a portion of the Creation Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

All orders to purchase shares directly from the Funds must be placed for one or more Creation Units in the manner set forth in the Participant Agreement (the “Cut-Off Time”). The Cut-Off Time for Fund orders is expected to be 2:00 p.m. EST, which may be modified by the Funds from time-to-time by amendment to the Participant Agreement and/or applicable order form. In the case of custom orders, the order must be received by the Distributor no later than 3 p.m. EST or such earlier time as may be designated by the Funds and disclosed to Authorized Participants. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from the Funds in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Funds may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Funds’ investments are primarily traded is closed on any day, the Funds will also generally not accept orders on such day. Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook. With respect to the Funds, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time on the Business Day on which the order is placed. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian will cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant will deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Funds or their agents by no later than 12:00 p.m., Eastern time (or such other time as specified by the Trust) on the Settlement Date. If the Funds or their agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. The “Settlement Date” for the Funds is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination will be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Funds.

The order will be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the Cut-Off Time and the federal funds in the appropriate amount are deposited by 2:00 p.m., Eastern time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m., Eastern time on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant will be liable to the Funds for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Adviser will be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor. However, the Funds reserve the right to settle Creation Unit transactions on a basis other than the second Business Day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant will be liable to the Funds for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which will be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m., Eastern time (or such other time as specified by the Trust) on the Settlement Date. If the Funds or their agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Funds for losses, if any, resulting therefrom. An additional amount of cash will be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases, unless otherwise advised by the Funds, and Non-Standard Charges may also apply. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Distributor in respect of the Funds including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Funds; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Funds; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor will either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor will not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered will be determined by the Trust, and the Trust’s determination will be final and binding.

Creation Transaction Fee. A purchase (i.e., creation) transaction fee (the “Creation Transaction Fee”) is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a Creation Transaction Fee regardless of the number of Creation Units created in the transaction. The Funds may adjust the Creation Transaction Fee from time to time based upon actual experience. The fixed creation fee may be waived on certain orders if the Funds’ custodian has determined to waive some or all of the creation order costs associated with the order or another party, such as the Funds’ investment adviser, has agreed to pay such fee. In addition, the Funds may impose a Non-Standard Charge of up to 2% of the value of the creation transactions for cash creations, non-standard orders, or partial cash purchases for the Funds. The Funds may adjust the Non-Standard Charge from time to time based upon actual experience. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services, which may include an amount for the Creation Transaction Fee and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Funds may determine to not charge a Non-Standard Charge on certain orders when the Funds’ investment adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation of orders that facilitate the rebalance of the Funds’ portfolio in a more tax efficient manner than could be achieved without such order. The Adviser may retain all or a portion of the Creation Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the Creation Transaction Fee is designed to cover. The standard Creation Transaction Fee for the Funds is $500.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Funds. Because the Funds’ shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Funds, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a shareholder to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with each Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3)(C) of the Securities Act.

Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Funds through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Funds, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and share quantities of the Funds’ portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Funds, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form—plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any Non-Standard Charges. If the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Cash Redemption Method. Although the Trust does not ordinarily permit full or partial cash redemptions of Creation Units of the Funds, when full or partial cash redemptions of Creation Units are available or specified for the Funds, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant will receive the cash equivalent of the Funds Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.

Redemption Transaction Fees. A redemption transaction fee (the “Redemption Transaction Fee”) may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and Authorized Participants will be required to pay a Redemption Transaction Fee regardless of the number of Creation Units created in the transaction. The Redemption Transaction Fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Funds may adjust the Redemption Transaction Fee from time to time based upon actual experience. The fixed redemption fee may be waived on certain orders if the Funds’ custodian has determined to waive some or all of the redemption order costs associated with the order of another party, such as the Funds’ investment adviser, has agreed to pay such fee. In addition, the Funds may impose a Non-Standard Charge of up to 2% of the value of a redemption transaction for cash redemptions, non-standard orders, or partial cash redemptions for the Funds. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the Redemption Transaction Fees and Non-Standard Charges. Investors are responsible for the costs of transferring the securities constituting the Fund Securities to the account of the Trust. The Non-Standard Charges are payable to the Funds as they incur costs in connection with the redemption of Creation Units, the receipt of Fund Securities and the Cash Redemption Amount and other transaction costs. The standard Redemption Transaction Fee for the Funds is $500.

Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request will be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Participant Agreement. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant which has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two Business Days of the trade date.

Additional Redemption Procedures. In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, the Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two Business Days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than two Business Days after the day on which the redemption request is received in proper form; in such circumstances, the Funds may delay delivery more than seven days if the Funds make such delivery as soon as practicable, but in no event later than 15 days. If neither the redeeming shareholder nor the Authorized Participant acting on behalf of such redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

In addition, an investor may request a redemption in cash that the Funds may, in their sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Funds next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Funds may also, in their sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not they otherwise permit cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

Because the portfolio securities of the Funds may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for the Funds, shareholders may not be able to redeem their shares of the Funds, or to purchase or sell shares of the Funds on the Exchange, on days when the NAV of the Funds could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Funds (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Funds or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

NAV for the Funds is computed by dividing the value of the net assets of the Funds (i.e., the value of their total assets less total liabilities) by the total number of shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Funds is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such Exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

The Funds’ assets are generally valued at their market price on the valuation date and are based on valuations provided by independent pricing services consistent with the Trust’s valuation policies. Pursuant to Rule 2a-5 under the 1940 Act, the Adviser has been designated by the Board as the valuation designee for the Funds and has been delegated the responsibility for making good faith, fair value determinations with respect to the Funds’ portfolio securities. When market prices are not readily available, or believed by the Adviser to be unreliable, a security or other asset is valued at its fair value by the Adviser as determined under fair value pricing procedures approved by the Board. The Board reviews, no less frequently than annually, the adequacy of the Funds’ policies and procedures and the effectiveness of their implementation. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced. The Board will regularly evaluate whether the Trust’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained through the application of such procedures.

The Funds’ securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities traded on a securities exchange for which a last-quoted sales price is readily available will be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on Nasdaq will be valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will be valued at the last bid, ask or mean between the bid and the ask price, as determined by the Adviser and disclosed in the notes of the annual report. Equity securities traded in the over-the-counter market in which no last sales price is available will be valued at the average of the last bid prices obtained from two or more dealers unless there is only one dealer, in which case that dealer’s last bid price is used.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the Exchange is open may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of the Funds’ fair value methodology. The Funds may hold portfolio securities, such as those traded on foreign exchanges that trade on weekends or other days when the Funds’ shares are not priced. Therefore, the value of the Funds’ shares may change on days when shareholders will not be able to purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Joint Proxy Statement/Prospectus entitled “Dividends and Distributions.”

General Policies. The Acquiring Water Fund expects to pay out dividends from net investment income semiannually. The Acquiring Pipeline Fund expects to pay out dividends from cash flow quarterly. The Funds expect to pay out dividends based on a Fund’s distributable cash flow. Distributable cash flow generally represents dividends and distributions form equity investments, interest from debt securities and net premiums from options, less expenses. Net realized capital gains distributions, if any, will be paid out at least annually.

Due to the tax treatment under current law of cash distributions made by MLPs in which the Funds invest, a portion of the distributions the Funds anticipate making may consist of tax-deferred return of capital. To the extent that distributions exceed the Funds’ earnings and profits, distributions are generally not treated as taxable income for the investor. Instead, Fund shareholders will experience a reduction in the basis of their shares, which may increase the capital gain or reduce capital loss realized upon the sale of such shares. If all or a portion of a distribution payment made by a Fund amounts to a return of capital, a Fund would provide a written notice to that effect.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to shareholders of the Funds. Dividend payments are made through DTC Participants and Indirect Participants to shareholders of record with proceeds received from the Funds.

A Fund may make additional distributions to the extent necessary (i) to distribute its entire annual investment company taxable income (determined without regard to the dividends paid deduction), plus its net capital gain, if any, and (ii) to avoid imposition of the excise tax imposed by section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by shareholders for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry dividend reinvestment service for use by shareholders of the Funds through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Shareholders should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Trust of the same Funds at NAV. Distributions reinvested in additional shares of the Funds will be taxable to shareholders to the same extent as if such distributions had been received in cash.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that supplements the summary in the Joint Proxy Statement/Prospectus. The discussion reflects applicable U.S. federal income tax laws as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate, gift, state, local or foreign tax considerations affecting the Funds and their shareholders (including shareholders owning large positions in the Funds). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Funds, including applicable federal, state, local and foreign tax consequences to them or the effect of possible changes in tax laws.

In addition, no attempt is made to address tax considerations applicable to an investor with a special tax status, such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of the Funds as part of a hedging, integrated, conversion or straddle transaction or constructive sale, trader in securities that has elected the mark-to-market method of accounting for its securities, U.S. holder (as defined below) whose functional currency is not the U.S. dollar, investor with “applicable financial statements” within the meaning of section 451(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the Funds’ shares are held by U.S. persons and that such shares are held as capital assets.

A U.S. holder is a beneficial owner of the shares of the Funds that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. holder” is a beneficial owner of shares of the Funds that is an individual, corporation, trust or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Funds, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

Regulated Investment Company Status. The Funds will seek to qualify for treatment as a RIC under the Code. Provided that for each taxable year each Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least an amount equal to the sum of 90% of each Fund’s investment company taxable income for such year (which includes the excess of net short-term capital gains over net long-term capital losses), computed without regard to the dividends-paid deduction, and 90% of its net tax-exempt interest income for such year (the “Distribution Requirement”), each Fund itself generally will not be subject to federal income taxes to the extent each Fund’s income, including each Fund’s net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses), is distributed to each Fund’s shareholders. One of several requirements for RIC qualification is that each Fund must receive at least 90% of each Fund’s gross income each year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to each Fund’s business of investing in stock, securities, foreign currencies and net income from interests in qualified publicly traded partnerships, generally including MLPs and certain LLCs (the “90% Test”). A second requirement for qualification as a RIC is that each Fund must diversify its holdings so that, at the end of each quarter of each Fund’s taxable year: (i) at least 50% of the market value of each Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund’s total assets or 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which each Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships, generally including MLPs and certain LLCs (the “Asset Test”).

For purposes of the 90% Test, the character of income earned by certain entities in which each Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships and LLCs that are not publicly traded partnerships and that have not elected to be classified as corporations under applicable regulations) will generally pass through to the Funds. Consequently, in order to qualify as a RIC, the Funds may be required to limit their equity investments in such entities if they earn income that is nonqualifying income for purposes of the 90% Test.

If the Funds fail to satisfy the 90% Test or the Asset Test, the Funds may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where each Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Asset Test, the Funds may be required to dispose of certain assets. If these relief provisions are not available to a Fund and it fails to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, although if certain requirements are met distributions may be eligible for the dividends-received deduction for corporate shareholders and the lower tax rates on qualified dividend income for noncorporate shareholders. To requalify for treatment as a RIC in a subsequent taxable year, a Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If a Fund fails to qualify as a RIC for a period longer than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Funds for treatment as a RIC if they determine such course of action to be beneficial to shareholders. If the Funds determine that they will not qualify for treatment as a RIC, the Funds will establish procedures to reflect the anticipated tax liability in each Fund’s NAV.

For each year, the Funds intend to distribute substantially all of their investment company taxable income (computed without regard to the dividends-paid deduction) and any realized net capital gain (after taking into account any capital loss carryovers). If the Funds failed to satisfy the Distribution Requirement for any taxable year, they would be taxed as a regular corporation, with consequences generally similar to those described above.

If the Funds meet the Distribution Requirement but retain some or all of their income or gains, they will be subject to federal income tax to the extent any such income or gains are not distributed. The Funds may designate certain amounts retained as undistributed net capital gain in a notice to their shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Funds on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares in the Funds by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

The Funds will be subject to a nondeductible 4% federal excise tax on certain undistributed income if they do not distribute (and are not deemed to distribute) to their shareholders in each calendar year an amount at least equal to 98% of their ordinary income for the calendar year plus 98.2% of their capital gain net income for the twelve months ended October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by the Funds and subject to corporate income tax will be considered to have been distributed. The Funds intend to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, but can make no assurances that all such tax liability will be eliminated.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to offset capital gains in future years. Each Fund is permitted to carry net capital losses forward indefinitely. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Funds and may not be distributed as capital gains to shareholders. Generally, the Funds may not carry forward any losses other than net capital losses. Under certain circumstances, the Funds may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Under section 163(j) of the Code, the amount of business interest that a taxpayer can deduct for any year is generally limited to the taxpayer’s (i) business interest income (which is the amount of interest includible in the gross income of the taxpayer which is properly allocable to a trade or business, but does not include investment income) plus (ii) 30% of adjusted taxable income (but not less than zero) plus (iii) floor plan financing interest. The IRS has issued regulations clarifying that all interest expense and interest income of a RIC is treated as properly allocable to a trade or business for purposes of the limitation on the deductibility of business interest. As a result, this limitation may impact each Fund’s ability to use leverage (e.g., borrow money, issue debt securities, etc.). Shareholders of the Funds may also be subject to this limitation. Each Fund is permitted to pass-through its net business interest income (generally the Funds’ business interest income less applicable expenses and deductions) as a “section 163(j) interest dividend.” The amount passed through to shareholders is considered interest income and can be used to determine such shareholder’s business interest deduction under Code section 163(j), if any, subject to holding period requirements and other limitations. The Funds may choose not to report such section 163(j) interest dividends.

Taxation of U.S. Holders. Distributions of net capital gains (the excess of each Fund’s net long-term capital gains over its net short-term capital losses) that each Fund reports to a U.S. holder as capital gain dividends are taxable as long-term capital gains, regardless of how long such U.S. holder has owned the shares. Long-term capital gains are generally taxed to noncorporate U.S. holders at rates of up to 20%. All other dividends of the Funds (including dividends from net short-term capital gains) to the extent of their current or accumulated earnings and profits are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

Subject to certain limitations and requirements, including holding period requirements, dividends reported by the Funds as qualified dividend income will be taxable to noncorporate U.S. holders at rates of up to 20%. In general, dividends may be reported by the Funds as qualified dividend income if they are paid from dividends received by the Funds on common and preferred stock of U.S. companies or on stock of certain eligible foreign corporations, provided that certain holding period and other requirements are met by the Funds with respect to the dividend-paying stocks in their portfolio. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States or in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. “Passive foreign investment companies” (described below) are not qualified foreign corporations for this purpose. A noncorporate U.S. holder must also meet certain holding period and other requirements with respect to its shares in the Funds to be eligible to treat amounts as qualified dividend income.

Certain dividends received by the Funds on stock of U.S. corporations (generally, dividends received by the Funds in respect of any share of stock (i) as to which the Funds have met certain holding period requirements and (ii) that is held in an unleveraged position) may be eligible for the dividends-received deduction generally available to corporate U.S. holders under the Code, provided such dividends are also appropriately reported as eligible for the dividends-received deduction by the Funds. In order to qualify for the dividends-received deduction, corporate U.S. holders must also meet minimum holding period requirements with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. A corporate U.S. holder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. Each Fund’s investment strategies may significantly limit its ability to distribute dividends eligible for the dividends-received deduction for corporations.

Each Fund’s participation in loans of securities may affect the amount, timing, and character of distributions to U.S. holders. If the Funds participate in a securities lending transaction and receive a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan in a securities lending transaction, such income generally will not constitute qualified dividend income and thus dividends attributable to such income will not be eligible for taxation at the rates applicable to qualified dividend income. In addition, dividends attributable to such income will not be eligible for the dividends-received deduction for corporate U.S. holders.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Funds in October, November or December and payable to U.S. holders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by U.S. holders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of the Funds may be “spilled back” and treated for certain purposes as paid by the Funds during such taxable year. In such case, U.S. holders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.

Fund distributions, if any, that exceed each Fund’s current or accumulated earnings and profits may be treated as a return of capital to U.S. holders. A return of capital distribution generally will not be taxable but will reduce a U.S. holder’s cost basis and result in a higher capital gain or lower capital loss when the Fund shares on which the distribution was received are sold. After a U.S. holder’s basis in the Fund shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

Distributions that are reinvested in additional shares of the Funds will be taxable to U.S. holders to the same extent as if such distributions had been received in cash.

The U.S. holders will be notified annually by the Funds as to the federal tax characterization of all distributions made by the Funds. Distributions may be subject to state and local taxes.

U.S. individuals with income exceeding certain threshold amounts ($250,000 if married and filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately and $200,000 in other cases) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which generally includes interest, dividends, and capital gains (including capital gains realized on the sale, redemption or exchange of shares of the Funds or the redemption of Creation Units). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

A taxable U.S. holder may wish to avoid investing in the Funds shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of such U.S. holder’s investment.

U.S. holders who have not held Fund shares for a full year should be aware that the Funds may report and distribute to a U.S. holder, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Funds’ ordinary income or net capital gain, respectively, actually earned during such U.S. holder’s period of investment in the Funds.

A sale or redemption of shares by a U.S. holder may give rise to a gain or loss. The difference between the selling or redemption price and such U.S. holder’s tax basis for the shares sold or redemption generally determines the amount of the gain or loss realized on the sale, redemption or exchange of Fund shares. The tax basis of Fund shares acquired by purchase will generally be based on the amount paid for Fund shares and then may be subsequently adjusted for other applicable transactions as required by the Code. Contact the broker through whom you purchased your Fund shares to obtain information with respect to the available basis reporting methods and elections for your account.

In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as capital gain or loss if the Fund shares are capital assets in the U.S. holder’s hands, and will be long-term capital gain or loss if the Fund shares have been held for more than one year, and short-term capital gain or loss if the Fund shares are held for one year or less. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any amounts treated as distributions to the U.S. holder of long-term capital gain with respect to the Fund shares (including any amounts credited to the U.S. holder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if substantially identical shares of the Funds or other substantially identical stock or securities are purchased (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitation under the Code.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the Authorized Participant’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any gain or loss realized by an Authorized Participant upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held by the Authorized Participant for more than one year, and otherwise will be short-term capital gain or loss. The deductibility of capital losses is subject to limitation under the Code.

The Trust on behalf of the Funds has the right to reject an order for a purchase of Creation Units if the Authorized Participant (or a group of Authorized Participants) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Funds and if, pursuant to sections 351 and 362 of the Code, the Funds would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of this 80% determination. If the Funds issue Creation Units to an Authorized Participant (or group of Authorized Participants) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares of the Funds, the Authorized Participant (or group of Authorized Participants) may not recognize gain or loss upon the exchange of securities for Creation Units.

An Authorized Participant who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the Authorized Participant’s basis in the Creation Units. Any gain or loss realized by an Authorized Participant upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held by the Authorized Participant for more than one year, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less will be treated as a long- term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains). The IRS may assert that a loss realized upon an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. The deductibility of capital losses is subject to limitation under the Code.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

Each Fund intends to effect a significant portion of its redemptions for cash, rather than in-kind securities, and thus the Funds may be required to execute additional sale or exchange transactions that may increase the taxable income and net capital gain or both of the Funds and limit the tax efficiency of the Funds. As a result, an investment in the Funds may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind.

Taxation of Fund Investments. The Funds may invest in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a RIC must derive 90% of its gross income. However, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which the Funds invest is taxed as a partnership for federal income tax purposes, the Funds will be taxable on their allocable share of the MLP’s income regardless of whether the Funds receive any distribution from the MLP. Thus, the Funds may be required to sell other securities in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income and excise taxes. Distributions to the Funds from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of each Fund’s basis in its interest in the MLP. If each Fund’s basis is reduced to zero, distributions will constitute capital gain for federal income tax purposes.

Certain of the Funds’ investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, (i) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Funds to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not be included in the sources of income from which a RIC must derive at least 90% of its gross income each year. These rules could therefore affect the character, amount and timing of distributions to U.S. holders. These provisions also may require the Funds to mark to market certain types of positions in their portfolio (i.e., treat them as if they were closed out) which may cause the Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. Each Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve its qualification for treatment as a RIC.

If the Funds invest in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Funds elect to include market discount in income currently), the Funds must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such income it is required to accrue, to qualify as a RIC and avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Funds may acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original-issue discount bond). If the Funds invest in a market discount bond, they will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless each Fund elects to include the market discount in taxable income as it accrues.

Each Fund’s investment in lower rated or unrated debt securities may present issues for each Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Each Fund’s investments in options may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by each Fund are treated as ordinary income and loss or capital gain and loss or whether capital gains and losses are long-term or short-term in nature, accelerate the recognition of income to each Fund and/or defer each Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by each Fund. It is anticipated that any net gain realized from the lapse or closing out of options contracts will be considered qualifying income for purposes of the 90% Test.

If any Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, such Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. No Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Funds may be able to make an election that could ameliorate these adverse tax consequences. In this case, a Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of a 4% excise tax that can be imposed if a Fund fails to meet certain calendar year distribution requirements contained in the Code. Dividends paid by PFICs are not treated as qualified dividend income.

Each Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to any investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Each Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by each Fund, with the result that U.S. holders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for any such taxes on their own tax returns.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time each Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time each Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of each Fund’s investment company taxable income to be distributed to the U.S. holders as ordinary income.

Backup Withholding. Each Fund may be required to withhold federal income tax at a rate of 24% from all distributions and redemption proceeds payable to U.S. holders who fail to provide each Fund with their correct taxpayer identification number or to make required certifications, or who have been notified (or each Fund has been notified) by the IRS that they are subject to backup withholding. Corporate U.S. holders and certain other U.S. holders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is timely furnished to the IRS.

Non-U.S. holders. Non-U.S. holders are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. Gains realized by foreign Non-U.S. holders from the sale or other disposition of shares of each Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Non-U.S. holders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from each Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if a Non-U.S. holder is engaged in a trade or business within the United States. In addition, the tax consequences to a Non-U.S. holder entitled to claim the benefits of a tax treaty may be different than those described above.

The 30% withholding tax also will not apply to dividends that each Fund elects to report as (a) interest-related dividends, to the extent such dividends are derived from each Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from each Fund’s interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of each Fund for the taxable year over its net long-term capital loss, if any. Each Fund may choose not to make such elections even if they are otherwise available. In the case of Fund shares held through a broker, the broker may withhold even if each Fund reports a payment as an interest-related dividend or a short-term capital gain dividend. Non-U.S. holders should contact their brokers with respect to the application of these rules to their accounts.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires each Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, each Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and redemption proceeds. Each Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable laws or regulations. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Pursuant to proposed regulations, the Treasury Department has indicated its intent to eliminate the requirements under FATCA of withholding on gross proceeds from the sale, exchange, maturity or other disposition of relevant financial instruments (including redemptions of stock). The Treasury Department has indicated that taxpayers may rely on these proposed regulations pending their finalization.

A beneficial holder of Fund shares who is a Non-U.S. holder may be subject to foreign, state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a non-U.S. holder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment or fixed base maintained by the shareholder in the United States.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Call Options. Each Fund’s covered call options generally will be treated as options governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received is short-term capital gain to us. If any Fund enters into a closing transaction, the difference between the amount paid to close out such Fund’s position and the premium received for writing the option is short-term capital gain or loss. If a call option written by us is cash settled, any resulting gain or loss will generally be short-term capital gain or loss.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by us from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

To the extent that any of any Fund’s positions constitute tax straddles which do not qualify as a “qualified covered call” under Section 1092(c)(4), the impact upon such Fund’s income taxes will include: dividends received on the long common stock leg of the straddle may not be eligible for distributions that qualify as “qualified dividend income” or for the corporate dividends received deduction, such Fund will generally realize short-term gain or loss on the long common stock leg of the straddle (to the extent losses are not otherwise deferred) and, realized losses on either the long common stock or the written (short) option legs of the straddle may be deferred for tax purposes to the extent that both legs of the straddle are not closed within the same tax year.

In general, a “qualified covered call option” is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with granting the option which meets certain requirements, including: the option is exchange-traded or, if over-the-counter, meets certain IRS requirements, is granted more than 30 days prior to expiration, is not “deep-in-the-money” (within the meaning of Section 1092), is not granted by an options dealer (within the meaning of Section 1256(g)(8)) in connection with the option dealer’s activity of dealing in options, and gain or loss with respect to such option is not ordinary income or loss. Provided each Fund’s covered calls meet the definition of qualified covered call options and are not part of a larger straddle, the general tax straddle holding period termination rules will not apply. As a result, dividend income received with respect to the long common stock leg of the straddle may be eligible for qualified dividend income and corporate dividends received deduction treatment (assuming all other relevant requirements are met). In addition, the general tax straddle rules requiring loss deferral and the capitalization of certain interest expense and carrying charges will not apply. Qualified covered call option positions are, however, subject to special rules in the case of options which are in-the-money (but still not “deep-in-the-money”) or for positions which are closed near year end (and not within the same year end).

Each Fund may enter into transactions that would be treated as “Section 1256 Contracts” under the Code. In general, each Fund would be required to treat any Section 1256 Contracts as if they were sold for their fair market value at the end of each Fund’s taxable year, and would be required to recognize gain or loss on such deemed sale for federal income tax purposes even though each Fund did not actually sell the contract and receive cash. Forty percent of such gain or loss would be treated as short-term capital gain or loss and sixty percent of such gain or loss would be treated as long-term capital gain or loss.

The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are section 1256 contracts. The Company may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The net capital gain or loss is treated as 60 percent long-term and 40 percent short-term capital gain or loss if attributable to the section 1256 contract positions, or all short-term capital gain or loss if attributable to the non-section 1256 contract positions.

Each Fund’s transactions in options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by us (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to us and may defer each Fund’s losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require us to mark-to- market certain types of the positions in each Fund’s portfolio (i.e., treat them as if they were closed out), and (b) may cause us to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirement for qualifying to be taxed as a RIC and the distribution requirement for avoiding excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in each Fund’s books and records in order to mitigate the effect of these rules and prevent each Fund’s disqualification from being taxed as a RIC.

Other Issues. Each Fund may be subject to tax or taxes in certain states where each Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of each Fund and of Fund shareholders with respect to distributions by each Fund may differ from the federal tax treatment.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations based on federal tax laws and regulations that are in effect on the date of this SAI as they directly govern the taxation of each Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their own tax advisers regarding specific questions as to U.S. federal, foreign, state and local income or other taxes based on their particular circumstances.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in each of the Target Water ESG Fund’s Form N-CSR and the Target Pipeline Fund’s Form N-CSR, each for the fiscal year ended November 30, 2024 (each “Form N-CSR” and collectively the “Form N-CSRs”), are incorporated by reference into this SAI. The financial statements include the “Schedule of Investments,” “Statement of Assets and Liabilities,” “Statement of Operations,” “Statements of Changes in Net Assets,” “Financial Highlights” and “Notes to Financial Statements.” No other parts of the Form N-CSR are incorporated by reference herein. The financial statements included in the Form N-CSRs have been audited by Ernst & Young LLP, each Target Fund’s independent registered public accounting firm, whose reports thereon also appear in the Form N-CSRs and are incorporated by reference into this SAI. A copy of the Form N-CSRs may be obtained upon request and without charge by writing or by calling the Adviser, at the address and telephone number on the back cover of the Joint Proxy Statement/Prospectus. If the Reorganization is approved, the Fund will adopt the financial statements and performance history of each Target Fund, with each target Fund being the accounting survivor of the Reorganization.

Comparative fee tables showing the various fees and expenses of investing in shares of the Target Funds and the fees and expenses of the Funds on a pro forma basis after giving effect of the Reorganizations is included under the heading “Synopsis—Comparison of Fees and Expenses” in the Joint Proxy Statement/Prospectus.

Because each Target Fund is being combined with an Acquiring Fund that is a newly-created series of the Acquiring Trust that does not have any assets or liabilities, neither Reorganization will result in a material change to a Target Fund’s investment portfolio due to the investment restrictions of an Acquiring Fund. Accordingly, no schedule of investments for either Target Fund modified to reflect such change is included.

There are no material differences in the accounting policies of the Target Funds as compared to those of the Acquiring Funds.

APPENDIX A

Standard & Poor’s Corporation

DESCRIPTION OF CREDIT RATINGS

A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Long-Term Debt

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation; and

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Investment Grade

AAA	Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A	Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating

Debt rated “BB,” “B,” “CCC,” “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB	Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB” rating.

A-1

B	Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB” rating.

CCC	Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B” rating.

CC	The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” debt rating.

C	The rating “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	The rating “CI” is reserved for income bonds on which no interest is being paid.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r	The letter “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L	The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* In the case of certificates of deposit the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre- default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR	Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

A-2

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

*Continuance of the rating is contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Preferred Securities

AAA	This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA	A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A	An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB	An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

BB	As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

A-3

Moody’s Investors Service, Inc.

A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Debt

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

Aaa	Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issuer.

Aa	Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Ba	Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba, B, Caa, Ca, and C Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

Con. (---) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P)	When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

A-4

Short-Term Loans

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G.	This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

•	Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on Fund employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Preferred Securities Ratings

aaa	Preferred stocks which are rated “aaa” are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa	Preferred stocks which are rated “aa” are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a	Preferred stocks which are rated “a” are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa	Preferred stocks which are rated “baa” are judged lover-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba	Preferred stocks which are rated “ba” are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

A-5

PART C: OTHER INFORMATION

ITEM 15: INDEMNIFICATION

Maryland law permits a statutory trust, except as provided in its governing instrument, (1) to indemnify and hold harmless, and to obligate itself to indemnify and hold harmless, any trustee, officer, employee, or agent from and against any and all claims and demands whatsoever; and (2) to pay or reimburse in advance of final disposition of a proceeding (as defined in § 2-418 of the Maryland Statutory Trust Act) reasonable expenses incurred in connection with the proceeding.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), may be provided to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16: EXHIBITS

The following exhibits are filed herewith as part of this Registration Statement, incorporated herein by reference or to be filed by pre-effective amendment.

(1)	(a)	Certificate of Trust of Tortoise Capital Series Trust. (1)

(b)	Form of Fourth Amended and Restated Declaration of Trust of the Registrant.(3)

(2)	By-Laws of the Registrant.(2)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is filed herewith as Exhibit A to the Proxy Statement/Prospectus constituting Part A of the Registration Statement.

(5)	Not applicable.

(6)	(a)	Investment Advisory Agreement.(3)

(b)	Form of Investment Sub-Advisory Agreement. (3)

(7)	ETF Distribution Agreement.(3)

(8)	Not applicable.

(9)	ETF Custody Agreement.(3)

(10)	12b-1 Plan.(2)

(11)	Opinion and Consent of Venable LLP.(*)

(12)	Opinion and Consent of Vedder Price P.C. supporting the tax matters discussed regarding the Reorganization in the Proxy Statement/Prospectus. (**)

(13)	(a)	ETF Administration Servicing Agreement.(3)

(b)	ETF Fund Accounting Services Agreement.(3)

(c)	Transfer Agent Servicing Agreement.(3)

(d)	Services Agreement with PINE Advisors LLC.(3)

(14)	(a)	Consent of Independent Registered Public Accounting firm of the Acquiring Fund.(*)

(b)	Consent of Independent Registered Public Accounting firm of the Target Fund.(*)

(15)	Not applicable.

(16)	Powers of Attorney.(*)

(17)	Not applicable.

(18)	Form of Proxy Card. (*)

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-281752) filed on August 23, 2024.

(2)	Incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-281752) filed on October 15, 2024.

(3)	Incorporated by reference to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File Nos. 811-23997 and 333-281744) filed on February 14, 2025.

(*)	Filed herewith.

(**)	To be filed by amendment.

ITEM 17: UNDERTAKINGS

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed Reorganizations delivered at the closing of the Reorganizations as required by Item 16(12) of Form N-14.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the city of Overland Park and state of Kansas, on the 19th day of February, 2025.

Tortoise Capital Series Trust

By:	/s/ Tom Florence
President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity and on the date indicated:

Signature	Title	Date

/s/ Tom Florence	Principal Executive Officer and Trustee	February 19, 2025
Tom Florence

/s/ Peter Sattelmair	Principal Financial Officer and	February 19, 2025
Peter Sattelmair	Principal Accounting Officer

*	Trustee	February 19, 2025
Andrew J. Iseman

*	Trustee	February 19, 2025
John C. Maxwell

*	Trustee	February 19, 2025
Carrie Ramirez Schoffman

*	Trustee	February 19, 2025
Keith A. Fletcher

/s/ Diane Bono	Attorney-In-Fact	February 19, 2025
Diane Bono

*	An original power of attorney authorizing Diane Bono to execute this registration statement, and amendments thereto, for each of the persons on whose behalf this registration statement is filed herewith.

EXHIBIT INDEX

(11)	Opinion and Consent of Venable LLP

(14)(a)	Consent of Independent Registered Public Accounting firm of the Acquiring Fund

(14)(b)	Consent of Independent Registered Public Accounting firm of the Target Fund

(16)	Powers of Attorney

(18)	Form of Proxy Card

C-4